UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders

Delaware VIP® Trust
Delaware VIP Diversified Income Series

Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Portfolio management review	January 10, 2017

For the fiscal year ended Dec. 31, 2016, Delaware VIP Diversified Income Series Standard Class shares returned +3.52% and Service Class shares returned +3.28%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned +2.65% for the same period.

The Series’ fiscal year began with slow global growth and somewhat challenged earnings for companies in the United States. Commodity prices, particularly oil, were in a prolonged slump, and the U.S. dollar rallied. In December, a full year after its last move, the U.S. Federal Reserve raised the federal funds rate for just the second time in a decade, and signaled that more frequent increases were likely.

Market volatility picked up significantly in January and February 2016 as financial conditions deteriorated in an already slow-growth environment. The European Central Bank and the Bank of Japan responded by injecting more stimulus, causing a market reversal: Oil prices rose and energy securities rallied, particularly in fixed income. Additionally, yield spreads began to decline significantly.

The summer began with Brexit, the United Kingdom’s unexpected vote to leave the European Union. The period ended with the even more surprising election of Donald J. Trump as the next U.S. president. The ensuing rally in domestic markets was buoyed by the president-elect’s calls for lower taxes, reduced regulation, infrastructure investments, and renegotiated trade deals.

A defensive position in a rapidly changing market that benefited from central bank stimulus in the winter hurt the Series’ performance. The Series had responded to deteriorating market conditions and rising risks before the fiscal year began by moving Series assets from the corporate sector to more defensive agency mortgage-backed securities (MBS). To reduce risk, we also increased the Series’ exposure to Treasurys. As a result, the Series missed the strong rally that resulted from central bank stimuli in February and March. As the markets rebounded, we conservatively added back corporate exposure.

We looked for bonds issued by companies that we viewed as having good balance sheet management and resilient product lineups that could withstand what we saw as a continued slow-growth, earnings-and-revenue-challenged environment. Among these were some midstream energy holdings – pipeline companies – that had been sensitive to oil prices in 2015.

After oil prices stabilized, oil services companies began to look more attractive to us. Holdings included independent energy producers with more stable balance sheets, such as ConocoPhillips and Anadarko Petroleum. Elsewhere in the energy sector, we underperformed as we couldn’t keep up with rallying credit and energy markets.

Investment grade bonds issued by Enbridge in the energy sector and ArcelorMittal in metals and mining, and high yield bonds issued by Immucor in the pharmaceutical industry also detracted.

Exposure to asset-backed securities (ABS) and collateralized loan obligations (CLOs) detracted somewhat from the Series’ performance as they missed the full benefit of the bond rally earlier this year.

On the positive side, the Series benefited from its exposure to finance companies. The Series also benefited from corporate bonds issued by food and beverage and communications firms that were involved in mergers and acquisitions.

An overweight to commercial mortgage-backed securities (CMBS), particularly more defensive investments, including Freddie Mac multifamily securitizations, boosted performance. Individual contributors also included Fannie Mae bonds and 30-year interest rate swaps. The Series’ overweight to utilities was beneficial, compounded by outperformance versus the benchmark. Additionally, the Series benefited from its allocation to emerging market bonds, which are not included in the benchmark.

The Series’ use of derivatives had no material effect on its performance. We used derivatives for a variety of hedging purposes. We employed them either to increase or decrease interest rate sensitivity, to make adjustments in yield curve exposure, or to try to capture the effect of collapsing swap rates, and we recently used credit default swap indices to dial back credit risk. We also used currency futures to reduce currency exposure when it seemed warranted.

The election of Donald Trump underscores the uncertainties and global risks associated with a series of anti-establishment election results, beginning with the U.K. Brexit vote in June, and that could continue next year with national elections in Italy, France, and Germany. The Series is positioned for a possible change in the interest rate environment, with exposure to risk reduced through interest rate futures.

Emerging markets also generally pose a higher risk related to uncertainty regarding trade pacts. A renewed strengthening of the U.S. dollar also presents heightened emerging market bond risks. A stronger U.S. dollar means that the cost for emerging markets to borrow or repay money in U.S. dollars rises. In addition, returns on bonds in non-U.S. denominations will be lower when converted into U.S. dollars. Compounding that, the heightened perceived risk associated with these tendencies may cause investors to sell emerging markets investments when the U.S. dollar rises.

Unless otherwise noted, views expressed herein are current as of Dec.31, 2016, and subject to change.
Diversified Income Series-1

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Diversified Income Series Average annual total returns For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on May 16, 2003)	+3.52%	+2.55%	+2.68%	+5.52%	+5.59%

Service Class shares (commenced operations on May 16, 2003)	+3.28%	+2.27%	+2.42%	+5.26%	+5.32%

Bloomberg Barclays U.S. Aggregate Index*	+2.65%	+3.03%	+2.23%	+4.34%	n/a

*	Formerly known as the Barclays U.S. Aggregate Index.

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.92%, while total operating expenses for Standard Class and Service Class shares were 0.67% and 0.97%, respectively. The management fee for Standard Class and Service Class shares was 0.58%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table on the previous page and in the Performance of a $10,000 Investment graph below.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds

Diversified Income Series-2

 Delaware VIP® Diversified Income Series

 Performance summary (continued)

for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

An investment in asset-backed securities (ABS) may involve risks. ABS are often backed by a pool of assets representing the obligations of a number of different parties. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets.

Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

Investments in collateralized loan obligations (CLOs) may involve risks. CLOs are securities backed by a pool of debt, often low-rated corporate loans. Investors receive scheduled debt payments from the underlying loans but assume most of the risk in the event that borrowers default.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
— Delaware VIP Diversified Income Series (Standard Class)	$10,000	$17,118
– – Bloomberg Barclays U.S. Aggregate Index	$10,000	$15,301

The graph shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from Dec. 31, 2006, through Dec. 31, 2016.

The graph also shows $10,000 invested in the Bloomberg Barclays U.S. Aggregate Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The Bloomberg Barclays U.S. Aggregate Index (formerly known as the Barclays U.S. Aggregate Index) is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Diversified Income Series-3

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Disclosure of Series expenses

  For the six-month period from July 1, 2016 to December 31, 2016 (Unaudited)

Past performance is not a guarantee of future results.

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$985.60	0.67%	$3.34
Service Class	1,000.00	984.60	0.92%	4.59
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.77	0.67%	$3.40
Service Class	1,000.00	1,020.51	0.92%	4.67

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Diversified Income Series-4

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Security type / sector allocation

 As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	3.24%
Agency Commercial Mortgage-Backed Securities	1.19%
Agency Mortgage-Backed Securities	11.89%
Collateralized Debt Obligations	1.85%
Convertible Bonds	1.71%
Corporate Bonds	48.43%
Automotive	0.09%
Banking	9.98%
Basic Industry	3.27%
Brokerage	0.18%
Capital Goods	1.74%
Communications	5.09%
Consumer Cyclical	3.01%
Consumer Non-Cyclical	4.89%
Electric	6.66%
Energy	4.53%
Finance Companies	1.24%
Healthcare	0.25%
Insurance	1.45%
Media	0.89%
Natural Gas	0.51%
Real Estate Investment Trusts	1.28%
Services	0.29%
Technology	1.34%
Transportation	1.51%
Utilities	0.23%
Municipal Bonds	0.60%
Non-Agency Asset-Backed Securities	2.42%
Non-Agency Collateralized Mortgage Obligations	1.16%
Non-Agency Commercial Mortgage-Backed Securities	5.70%
Regional Bonds	0.79%
Senior Secured Loans	9.84%
Sovereign Bonds	3.56%
Supranational Banks	0.41%

Security type / sector	Percentage of net assets
U.S. Treasury Obligations	3.08%
Common Stock	0.00%
Convertible Preferred Stock	0.28%
Preferred Stock	0.50%
Short-Term Investments	5.10%
Total Value of Securities	101.76%
Liabilities Net of Receivables and Other Assets	(1.76%)
Total Net Assets	100.00%

Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Schedule of investments

December 31, 2016

	Principal amount°	Value (U.S. $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.98% 9/26/33 f	235,985	$258,263
Fannie Mae REMIC Trust Series 2002-W11 AV1 1.096% 11/25/32 •	1,017	994

Total Agency Asset-Backed Securities (cost $235,970)		259,257

Agency Collateralized Mortgage Obligations – 3.24%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	440	495
Series 2002-T4 A3 7.50% 12/25/41	8,940	10,347
Series 2004-T1 1A2 6.50% 1/25/44	7,031	8,130
Fannie Mae REMIC Trust Series 2002-W6 2A1 6.135% 6/25/42 •	17,615	20,066
Series 2004-W11 1A2 6.50% 5/25/44 .	29,480	33,891
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	26,902	30,655
Series 2001-50 BA 7.00% 10/25/41	40,281	45,950
Series 2002-90 A1 6.50% 6/25/42	6,917	8,062
Series 2002-90 A2 6.50% 11/25/42	19,954	22,942
Series 2003-38 MP 5.50% 5/25/23	301,352	326,330
Series 2005-70 PA 5.50% 8/25/35	159,269	177,962
Series 2005-110 MB 5.50% 9/25/35	58,470	61,851
Series 2008-15 SB 5.844%
8/25/36 S•	335,187	64,006
Series 2009-94 AC 5.00% 11/25/39	710,304	772,104
Series 2010-41 PN 4.50% 4/25/40	1,675,000	1,817,894
Series 2010-43 HJ 5.50% 5/25/40	255,905	285,476
Series 2010-96 DC 4.00% 9/25/25	1,803,536	1,931,445
Series 2010-116 Z 4.00% 10/25/40	48,900	51,103
Series 2010-129 SM
5.244% 11/25/40 S•	2,620,480	443,025
Series 2012-98 MI 3.00% 8/25/31 S	3,497,786	416,814
Series 2012-122 SD
5.344% 11/25/42 S•	3,755,929	751,984
Series 2013-26 ID 3.00% 4/25/33 S	2,362,307	337,634
Series 2013-31 MI 3.00% 4/25/33 S	740,569	102,111
Series 2013-38 AI 3.00% 4/25/33 S	2,213,308	303,666
Series 2013-43 IX 4.00% 5/25/43 S	10,372,075	2,330,159
Series 2013-44 DI 3.00% 5/25/33 S	7,101,607	1,130,910
Series 2013-55 AI 3.00% 6/25/33 S	4,196,795	599,621
Series 2013-7 EI 3.00% 10/25/40 S	2,038,810	287,206
Series 2014-36 ZE 3.00% 6/25/44	1,719,040	1,540,919
Series 2014-68 BS
5.394% 11/25/44 S•	3,664,420	729,236
Series 2014-90 SA
5.394% 1/25/45 S•	10,106,803	1,988,642

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2015-27 SA 5.694% 5/25/45 S•	1,359,566	$302,556
Series 2015-44 Z 3.00% 9/25/43	3,476,801	3,312,859
Series 2015-89 AZ 3.50% 12/25/45	333,387	319,934
Series 2015-95 SH 5.244% 1/25/46 S•	3,221,836	762,869
Series 2016-55 SK 5.244% 8/25/46 S•	2,600,144	648,396
Series 2016-62 SA 5.244% 9/25/46 S•	5,102,793	1,325,979
Series 2016-74 GS 5.244% 10/25/46 S•	734,103	182,009
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	19,889	22,229
Series 2326 ZQ 6.50% 6/15/31	19,755	22,380
Series 2557 WE 5.00% 1/15/18	79,521	80,615
Series 2809 DC 4.50% 6/15/19	68,078	69,815
Series 3123 HT 5.00% 3/15/26	35,009	37,439
Series 3656 PM 5.00% 4/15/40	1,378,847	1,508,903
Series 4065 DE 3.00% 6/15/32	350,000	350,637
Series 4109 AI 3.00% 7/15/31 S	6,352,518	746,091
Series 4120 IK 3.00% 10/15/32 S	5,433,422	763,635
Series 4146 IA 3.50% 12/15/32 S	2,888,769	446,243
Series 4153 IB 2.50% 1/15/28 S	1,617,182	145,000
Series 4156 AI 3.00% 10/15/31 S	1,537,583	153,702
Series 4159 KS 5.446% 1/15/43 S•	2,546,682	569,648
Series 4181 DI 2.50% 3/15/33 S	1,661,818	209,942
Series 4184 GS 5.416% 3/15/43 S•	2,810,362	617,582
Series 4185 LI 3.00% 3/15/33 S	1,726,188	241,291
Series 4191 CI 3.00% 4/15/33 S	737,778	103,171
Series 4342 CI 3.00% 11/15/33 S	1,002,267	124,389
Series 4435 DY 3.00% 2/15/35	2,810,000	2,774,832
Series 4453 DI 3.50% 11/15/33 S	1,314,914	181,209
Series 4574 AI 3.00% 4/15/31 S	3,445,469	473,002
Series 4592 WT 5.50% 6/15/46	5,645,412	6,272,278
Series 4594 SG 5.296% 6/15/46 S•	7,469,429	1,877,372
Series 4609 QZ 3.00% 8/15/46	918,124	800,399
Series 4614 HB 2.50% 9/15/46	1,330,000	1,181,759
Series 4623 LZ 2.50% 10/15/46	1,129,692	955,837
Series 4623 MW 2.50% 10/15/46	1,330,000	1,238,449
Series 4631 GS 5.296% 11/15/46 S•	5,718,139	1,171,953
Series 4636 NZ 3.00% 12/15/46	1,473,000	1,229,130
Freddie Mac Strips
Series 267 S5 5.296% 8/15/42 S•	3,486,398	756,541
Series 299 S1 5.296% 1/15/43 S•	2,632,688	547,471
Series 326 S2 5.246% 3/15/44 S•	1,777,218	357,662
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2014-DN4 M2 3.156% 10/25/24 •	165,353	165,642

Diversified Income Series-6

 Delaware VIP® Diversified Income Series

  Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 3.606% 4/25/28 •	1,430,000	$1,471,269
Series 2015-HQA1 M2 3.406% 3/25/28 •	1,130,742	1,153,533
Series 2015-HQA2 M2 3.556% 5/25/28 •	1,290,000	1,324,077
Series 2016-DNA1 M2 3.656% 7/25/28 •	755,000	777,206
Series 2016-DNA3 M2 2.756% 12/25/28 •	640,000	645,957
Series 2016-DNA4 M2 2.056% 3/25/29 •	285,000	284,458
Series 2016-HQA2 M2 3.006% 11/25/28 •	740,000	755,198
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	11,686	13,519
Series T-58 2A 6.50% 9/25/43 ◆	4,496	5,143
GNMA
Series 2010-113 KE 4.50% 9/20/40	4,115,000	4,464,202
Series 2012-136 MX 2.00% 11/20/42	520,000	468,250
Series 2013-113 AZ 3.00% 8/20/43	3,368,141	3,188,686
Series 2013-113 LY 3.00% 5/20/43	378,000	370,857
Series 2015-133 AL 3.00% 5/20/45	3,715,000	3,526,171
Series 2015-64 GZ 2.00% 5/20/45	1,359,337	1,103,947
Series 2016-111 PB 2.50% 8/20/46	1,230,000	1,098,294
Series 2016-134 MW 3.00% 10/20/46 .	213,000	210,529
Series 2016-134 MZ 3.00% 10/20/46	1,467,309	1,381,287
Series 2016-156 PB 2.00% 11/20/46	794,000	634,488

Total Agency Collateralized Mortgage Obligations (cost $76,380,758)		72,558,557

Agency Commercial Mortgage-Backed Securities—1.19%
Freddie Mac Structured Pass Through Certificates
Series K055 A2 2.673% 3/25/26 ◆	4,170,000	4,089,380
Series K056 A2 2.525% 5/25/26 ◆	1,405,000	1,360,103
Series K057 A2 2.57% 7/25/26 ◆	1,240,000	1,203,972
Series K059 A2 3.12% 9/25/26 ◆•	2,215,000	2,248,312
Series K719 A1 2.53% 12/25/21 ◆	967,204	977,788
Series KS03 A4 3.161% 5/25/25 ◆•	1,920,000	1,941,278
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.631% 11/25/49 #•	685,000	726,076
Series 2011-K13 B 144A 4.61% 1/25/48 #•	580,000	619,451
Series 2011-K14 B 144A 5.167% 2/25/47 #•	820,000	896,772

	Principal amount°	Value (U.S. $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #•	195,000	$210,362
Series 2011-K704 B 144A 4.69% 10/25/30 #•	1,435,000	1,485,719
Series 2012-K18 B 144A 4.255% 1/25/45 #•	1,020,000	1,073,148
Series 2012-K22 B 144A 3.811% 8/25/45 #•	1,730,000	1,773,703
Series 2012-K708 B 144A 3.751% 2/25/45 #•	1,795,000	1,841,032
Series 2012-K708 C 144A 3.751% 2/25/45 #•	530,000	541,412
Series 2013-K33 B 144A 3.502% 8/25/46 #•	1,315,000	1,324,073
Series 2013-K712 B 144A 3.365% 5/25/45 #•	990,000	1,005,317
Series 2013-K713 B 144A 3.165% 4/25/46 #•	605,000	609,800
Series 2013-K713 C 144A 3.165% 4/25/46 #•	2,640,000	2,590,779

Total Agency Commercial Mortgage-Backed Securities (cost $27,096,114)		26,518,477

Agency Mortgage-Backed Securities—11.89%
Fannie Mae ARM
2.414% 5/1/43 •	996,174	1,007,847
2.553% 6/1/43 •	367,943	372,056
2.872% 6/1/37 •	2,931	3,113
2.897% 4/1/44 •	476,295	488,127
2.921% 7/1/45 •	579,048	590,222
2.958% 12/1/45 •	719,038	739,550
2.966% 4/1/46 •	89,473	91,268
3.076% 8/1/35 •	18,658	19,691
3.218% 4/1/44 •	936,893	962,682
3.226% 3/1/44 •	1,393,350	1,441,573
3.274% 9/1/43 •	817,731	840,479
6.099% 8/1/37 •	53,661	53,595
Fannie Mae S.F. 30 yr
4.50% 11/1/39	991,454	1,076,210
4.50% 1/1/40	14,230,787	15,437,300
4.50% 4/1/40	1,981,473	2,147,896
4.50% 6/1/40	1,080,915	1,173,060
4.50% 7/1/40	1,320,314	1,419,992
4.50% 8/1/40	316,046	341,072
4.50% 7/1/41	2,751,799	2,981,602
4.50% 8/1/41	2,860,504	3,103,016
4.50% 1/1/42	1,182,219	1,281,510

Diversified Income Series-7

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 8/1/42	11,372,415	$12,299,445
4.50% 10/1/44	874,423	946,352
4.50% 2/1/46	21,857,404	23,532,761
4.50% 3/1/46	1,642,047	1,778,264
4.50% 7/1/46	3,208,249	3,458,782
5.50% 12/1/32	39,802	44,643
5.50% 2/1/33	438,681	491,372
5.50% 6/1/33	309,938	347,189
5.50% 4/1/34	192,724	216,085
5.50% 7/1/34	57,867	64,905
5.50% 8/1/34	29,208	32,754
5.50% 9/1/34	957,706	1,074,139
5.50% 11/1/34	200,821	225,207
5.50% 12/1/34	175,838	196,975
5.50% 1/1/35	510,516	571,914
5.50% 3/1/35	106,938	119,833
5.50% 5/1/35	664,835	744,709
5.50% 6/1/35	141,078	158,173
5.50% 11/1/35	108,465	121,141
5.50% 1/1/36	931,992	1,045,290
5.50% 4/1/36	1,048,201	1,172,476
5.50% 7/1/36	995,665	1,115,453
5.50% 9/1/36	2,357,095	2,644,283
5.50% 11/1/36	169,441	189,483
5.50% 1/1/37	723,531	806,011
5.50% 2/1/37	11,659	13,022
5.50% 4/1/37	1,421,329	1,587,270
5.50% 8/1/37	1,044,665	1,170,691
5.50% 9/1/37	848,382	945,751
5.50% 1/1/38	78,208	88,349
5.50% 2/1/38	567,750	635,622
5.50% 3/1/38	342,220	380,894
5.50% 6/1/38	1,670,106	1,863,045
5.50% 7/1/38	291,217	324,352
5.50% 9/1/38	706,848	791,355
5.50% 12/1/38	708,667	808,492
5.50% 1/1/39	3,435,672	3,849,020
5.50% 2/1/39	2,550,659	2,858,870
5.50% 6/1/39	810,351	906,894
5.50% 10/1/39	1,694,324	1,889,350
5.50% 12/1/39	7,938	8,861
5.50% 3/1/40	3,148,190	3,524,862
5.50% 7/1/40	1,385,381	1,552,962
5.50% 3/1/41	5,190,321	5,820,103
5.50% 6/1/41	2,131,859	2,386,781
5.50% 9/1/41	8,878,376	9,932,510
6.00% 4/1/35	2,906	3,313
6.00% 3/1/36	605,252	689,791
6.00% 6/1/36	68,448	77,617
6.00% 9/1/36	683,712	785,217

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
6.00% 12/1/36	74,294	$84,763
6.00% 2/1/37	218,417	247,466
6.00% 3/1/37	249,973	283,351
6.00% 5/1/37	511,841	580,025
6.00% 6/1/37	40,648	46,656
6.00% 7/1/37	937,969	1,074,857
6.00% 8/1/37	281,794	319,594
6.00% 9/1/37	74,805	84,710
6.00% 11/1/37	13,088	14,821
6.00% 5/1/38	1,339,206	1,517,418
6.00% 9/1/38	220,224	252,119
6.00% 10/1/38	100,929	114,403
6.00% 11/1/38	176,580	202,187
6.00% 1/1/39	316,801	359,010
6.00% 9/1/39	2,685,020	3,042,730
6.00% 10/1/39	2,770,587	3,192,020
6.00% 3/1/40	309,745	351,298
6.00% 7/1/40	1,185,684	1,343,074
6.00% 9/1/40	264,547	299,744
6.00% 11/1/40	120,572	139,014
6.00% 5/1/41	3,669,301	4,156,764
6.00% 6/1/41	1,322,754	1,498,343
6.00% 7/1/41	6,137,417	6,968,266
6.50% 2/1/36	129,394	146,392
6.50% 3/1/37	266,079	312,337
6.50% 5/1/40	604,702	687,581
7.50% 3/1/32	176	202
7.50% 4/1/32	803	919
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/47	46,852,000	46,543,423
Freddie Mac ARM
2.553% 10/1/46•	1,751,459	1,764,268
2.759% 10/1/45•	646,513	658,905
2.814% 9/1/45•	4,260,146	4,344,843
2.817% 12/1/33•	20,031	21,178
2.845% 8/1/37•	2,614	2,771
2.927% 10/1/45•	1,149,691	1,173,700
2.943% 11/1/44•	374,120	383,949
2.979% 11/1/45•	834,191	851,536
3.114% 3/1/46•	1,571,595	1,611,361
3.151% 2/1/37•	141,898	150,264
3.151% 10/1/37•	936	990
3.23% 6/1/37•	210,488	223,483
3.275% 10/1/37•	12,343	12,975
Freddie Mac S.F. 30 yr
4.50% 4/1/39	179,791	194,164
4.50% 5/1/40	3,425,111	3,714,267
4.50% 7/1/42	1,668,404	1,803,375
4.50% 12/1/43	1,662,470	1,797,223
4.50% 8/1/44	2,538,386	2,751,984

Diversified Income Series-8

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
4.50% 7/1/45	10,134,501	$10,909,936
5.50% 3/1/34	88,521	99,603
5.50% 12/1/34	81,279	91,407
5.50% 6/1/36	48,835	54,868
5.50% 11/1/36	91,539	102,634
5.50% 12/1/36	22,093	24,660
5.50% 9/1/37	104,795	116,737
5.50% 4/1/38	377,190	420,635
5.50% 6/1/38	59,249	66,053
5.50% 7/1/38	388,095	432,907
5.50% 1/1/39	365,068	409,445
5.50% 6/1/39	484,541	539,820
5.50% 3/1/40	260,458	289,691
5.50% 8/1/40	192,053	214,125
5.50% 1/1/41	258,603	288,375
5.50% 6/1/41	5,478,009	6,113,005
6.00% 2/1/36	406,802	464,030
6.00% 3/1/36	258,803	295,495
6.00% 9/1/37	246,764	280,369
6.00% 1/1/38	101,477	114,641
6.00% 6/1/38	277,644	315,226
6.00% 8/1/38	441,615	506,595
6.00% 5/1/40	1,405,884	1,594,806
6.00% 7/1/40	1,334,595	1,517,893
6.50% 8/1/38	69,685	78,708
6.50% 4/1/39	425,685	484,228
GNMA I S.F. 30 yr
5.00% 3/15/40	5,808,840	6,360,374
7.00% 12/15/34	122,903	144,510
GNMA II S.F. 30 yr
5.50% 5/20/37	504,815	559,610
5.50% 4/20/40	466,023	510,219
6.00% 2/20/39	731,901	827,221
6.00% 2/20/40	2,450,101	2,796,474
6.00% 4/20/46	770,015	858,237
6.50% 10/20/39	871,168	986,426

Total Agency Mortgage-Backed Securities (cost $266,836,427)		266,058,180

Collateralized Debt Obligations—1.85%
Anchorage Capital CLO 6
Series 2015-6A A1 144A 2.42% 4/15/27 #•	1,025,000	1,023,749
Avery Point III CLO
Series 2013-3A A 144A 2.282% 1/18/25 #•	2,200,000	2,198,891
Benefit Street Partners CLO IV
Series 2014-IVA A1R 144A 2.233% 1/20/29 #•	5,900,000	5,897,050

	Principal amount°	Value (U.S. $)
Collateralized Debt Obligations (continued)
Benefit Street Partners CLO VI
Series 2015-VIA A1A 144A 2.432% 4/18/27 #•	1,230,000	$1,231,103
BlueMountain CLO
Series 2014-3A A1 144A 2.36% 10/15/26 #•	1,270,000	1,276,021
Series 2015-2A A1 144A 2.312% 7/18/27 #•	1,090,000	1,091,910
Carlyle Global Market Strategies CLO
Series 2014-2A A 144A 2.376% 5/15/25 #•	2,750,000	2,750,159
Cedar Funding III CLO
Series 2014-3A A1 144A 2.441% 5/20/26 #•	2,420,000	2,428,233
Cedar Funding VI CLO
Series 2016-6A A1 144A 2.344% 10/20/28 #•	2,400,000	2,401,824
Cent CLO 20
Series 2013-20A A 144A 2.362% 1/25/26 #•	667,000	666,663
Cent CLO 21
Series 2014-21A A1B 144A 2.276% 7/27/26 #•	2,200,000	2,198,887
Magnetite IX
Series 2014-9A A1 144A 2.302% 7/25/26 #•	6,040,000	6,042,488
Neuberger Berman CLO XVII
Series 2014-17A A 144A 2.346% 8/4/25 #•	2,535,000	2,544,192
Neuberger Berman CLO XIX
Series 2015-19A A1 144A 2.30% 7/15/27 #•	3,300,000	3,298,337
Shackleton CLO
Series 2014-5A A 144A 2.381% 5/7/26 #•	2,985,000	2,985,961
Venture CDO
Series 2016-25A A1 144A 2.49% 4/20/29 #•	980,000	979,510
Venture XXIV CLO
Series 2016-24A A1D 144A 2.24% 10/20/28 #•	2,390,000	2,392,175

Total Collateralized Debt Obligations (cost $41,267,701)		41,407,153

Convertible Bonds—1.71%
Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23 #	120,000	117,450

Diversified Income Series-9

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Convertible Bonds (continued)
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	1,644,000	$1,631,670
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	485,000	570,784
Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22 #	963,000	991,890
Blackstone Mortgage Trust 5.25%exercise price $27.99, maturity date 12/1/18	1,558,000	1,741,065
Blucora 4.25% exercise price $21.66,maturity date 4/1/19	652,000	652,000
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	1,449,000	1,415,492
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	1,072,000	1,264,960
Cemex 3.72% exercise price $11.45, maturity date 3/15/20	632,000	678,610
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	1,234,000	1,212,405
Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18 #	632,000	856,755
Clearwire Communications 144A 8.25%exercise price $7.08, maturity date 12/1/40 #	980,000	1,026,550
DISH Network 144A 3.375% exercise price $65.18, maturity date 8/15/26 #	236,000	269,777
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	821,000	802,527
General Cable 4.50% exercise price $31.67, maturity date 11/15/29 f	1,481,000	1,163,511
HealthSouth 2.00% exercise price $37.16, maturity date 12/1/43	1,059,000	1,258,886
Helix Energy Solutions Group 4.25%exercise price $13.89, maturity date 5/1/22	740,000	768,213
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	553,000	751,389
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	826,000	861,621
Insulet 144A 1.25% exercise price $58.37, maturity date 9/15/21 #	479,000	446,069
Jefferies Group 3.875% exercise price $43.93, maturity date 11/1/29	1,121,000	1,136,414
Knowles 144A 3.25% exercise price $18.43, maturity date 11/1/21 #	690,000	803,850
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	655,000	707,400
Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46 #	233,000	246,689

	Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
Medicines 144A 2.75% exercise price $48.97, maturity date 7/15/23 #		665,000	$642,972
Meritor 4.00% exercise price $26.73, maturity date 2/15/27 f		1,521,000	1,557,124
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19		750,000	768,281
Novellus Systems 2.625% exercise price $33.85, maturity date 5/15/41		488,000	1,521,645
NuVasive 144A 2.25% exercise price $59.82, maturity date 3/15/21 #		374,000	476,616
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19		1,002,000	1,144,785
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20		678,000	697,916
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19		1,176,000	1,159,830
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18		1,241,000	1,108,368
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21		902,000	949,360
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19		1,098,000	1,158,390
TPG Specialty Lending 4.50% exercise price $25.83, maturity date 12/15/19		1,009,000	1,035,486
Vector Group 1.75% exercise price $23.46, maturity date 4/15/20 •		1,020,000	1,174,913
Vector Group 2.50% exercise price $15.22, maturity date 1/15/19 •		408,000	637,486
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20		1,545,000	1,547,905
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21		1,342,000	1,263,996

Total Convertible Bonds (cost $36,670,121)			38,221,050

Corporate Bonds – 48.43%
Automotive – 0.09%
Adient Global Holdings 144A
4.875% 8/15/26 #		820,000	805,650
Goodyear Tire & Rubber 5.00% 5/31/26		1,165,000	1,162,600

			1,968,250

Banking – 9.98%
Ally Financial 5.75% 11/20/25		1,440,000	1,441,800
ANZ New Zealand International 144A
2.60% 9/23/19 #		500,000	504,423
Banco Nacional de Costa Rica 144A
5.875% 4/25/21 #		2,020,000	2,040,200
Bank Nederlandse Gemeenten
5.25% 5/20/24	AUD	759,000	613,376

Diversified Income Series-10

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Bank of America
3.248% 10/21/27		1,040,000	$995,120
3.30% 8/5/21	AUD	660,000	466,710
4.183% 11/25/27		3,190,000	3,198,457
4.45% 3/3/26		12,930,000	13,349,852
Bank of New York Mellon
2.15% 2/24/20		535,000	533,666
2.20% 8/16/23		2,540,000	2,425,593
2.50% 4/15/21		4,330,000	4,337,387
2.80% 5/4/26		780,000	752,064
4.625% 12/29/49 •		3,365,000	3,095,194
Barclays 3.20% 8/10/21		7,335,000	7,256,083
BB&T
2.05% 5/10/21		9,290,000	9,123,310
2.45% 1/15/20		1,335,000	1,346,032
BBVA Bancomer 144A 7.25% 4/22/20 # .		765,000	843,413
Branch Banking & Trust
3.625% 9/16/25		365,000	371,505
Capital One 2.25% 9/13/21		3,850,000	3,760,630
Capital One Financial 4.20% 10/29/25		290,000	291,493
Citigroup 3.75% 10/27/23	AUD	1,486,000	1,039,085
Citizens Bank 2.55% 5/13/21		840,000	835,698
Citizens Financial Group
2.375% 7/28/21		345,000	338,685
4.30% 12/3/25		2,050,000	2,086,232
Compass Bank 3.875% 4/10/25		2,280,000	2,173,519
Cooperatieve Rabobank
2.50% 9/4/20	NOK	5,290,000	634,309
3.75% 7/21/26		2,520,000	2,475,131
Credit Suisse Group 144A
6.25% 12/29/49 #•		5,325,000	5,198,265
Credit Suisse Group Funding Guernsey
3.125% 12/10/20		1,985,000	1,980,611
3.80% 6/9/23		250,000	250,078
4.55% 4/17/26		6,255,000	6,508,578
Fifth Third Bancorp 2.875% 7/27/20		975,000	988,163
Fifth Third Bank
2.25% 6/14/21		1,530,000	1,513,559
3.85% 3/15/26		2,240,000	2,258,469
Goldman Sachs Group
3.055% 8/21/19 •	AUD	550,000	397,373
3.50% 11/16/26		2,000,000	1,958,004
3.55% 2/12/21	CAD	400,000	312,201
5.15% 5/22/45		4,300,000	4,539,347
5.20% 12/17/19	NZD	612,000	437,652
HSBC Holdings
2.65% 1/5/22		2,615,000	2,554,701
4.375% 11/23/26		1,880,000	1,897,734
Huntington Bancshares 2.30% 1/14/22		1,595,000	1,548,786
ICICI Bank 144A 4.00% 3/18/26 #		2,230,000	2,168,815
JPMorgan Chase & Co.
3.50% 12/18/26	GBP	264,000	359,179

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
JPMorgan Chase & Co.
3.625% 12/1/27		2,885,000	$2,805,221
4.25% 11/2/18	NZD	1,840,000	1,293,506
4.25% 10/1/27		10,115,000	10,414,798
KeyBank
3.40% 5/20/26		3,795,000	3,692,531
6.95% 2/1/28		4,255,000	5,236,165
KeyCorp 5.00% 12/29/49 •		4,315,000	3,991,375
Kreditanstalt fuer Wiederaufbau
5.25% 5/19/17	NOK	1,000,000	117,529
Lloyds Banking Group 7.50% 4/30/49 •		1,135,000	1,171,888
Morgan Stanley
2.625% 11/17/21		8,320,000	8,229,162
3.125% 8/5/21	CAD	972,000	747,194
3.95% 4/23/27		6,390,000	6,338,791
5.00% 9/30/21	AUD	1,087,000	819,043
National City Bank 1.318% 6/7/17 •		1,905,000	1,905,899
Nationwide Building Society 144A
4.00% 9/14/26 #		4,430,000	4,229,073
PNC Bank
2.45% 11/5/20		250,000	250,593
6.875% 4/1/18		5,710,000	6,051,230
PNC Financial Services Group
5.00% 12/29/49 •		2,680,000	2,592,900
Popular 7.00% 7/1/19		1,240,000	1,284,950
Royal Bank of Scotland Group
3.875% 9/12/23		4,185,000	4,024,509
8.625% 12/29/49 •		2,065,000	2,111,463
Santander UK Group Holdings
2.875% 10/16/20		1,000,000	992,991
3.125% 1/8/21		1,035,000	1,035,518
State Street
2.55% 8/18/20		2,245,000	2,268,819
3.10% 5/15/23		1,360,000	1,358,503
3.55% 8/18/25		2,125,000	2,177,902
SunTrust Banks
2.70% 1/27/22		2,525,000	2,529,045
3.30% 5/15/26		1,245,000	1,204,061
SVB Financial Group 3.50% 1/29/25		1,350,000	1,303,028
Swedbank 144A 2.65% 3/10/21 #		2,585,000	2,588,172
Toronto-Dominion Bank
2.125% 4/7/21		1,755,000	1,729,217
2.50% 12/14/20		1,660,000	1,666,954
3.625% 9/15/31 •		2,645,000	2,588,085
Turkiye Garanti Bankasi 144A
6.25% 4/20/21 #		1,350,000	1,375,755
U.S. Bancorp
3.10% 4/27/26		195,000	190,072
3.60% 9/11/24		2,640,000	2,693,022
UBS Group Funding Jersey
144A 2.65% 2/1/22 #		4,005,000	3,897,013

Diversified Income Series-11

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
UBS Group Funding Jersey
144A 3.00% 4/15/21 #		965,000	$966,472
144A 4.125% 9/24/25 #		2,265,000	2,312,850
144A 4.125% 4/15/26 #		2,675,000	2,741,043
US Bancorp 2.375% 7/22/26		2,295,000	2,127,318
USB Capital IX 3.50% 10/29/49 •		7,185,000	5,909,663
Wells Fargo & Co.
3.00% 7/27/21	AUD	1,788,000	1,257,095
3.50% 9/12/29	GBP	654,000	880,823
4.75% 12/7/46		1,340,000	1,363,175
Wells Fargo Bank 2.15% 12/6/19		1,470,000	1,469,709
Wells Fargo Capital X 5.95% 12/15/36		175,000	182,875
Westpac Banking 4.322% 11/23/31 •		2,110,000	2,125,186
Woori Bank 144A 4.75% 4/30/24 #		1,550,000	1,568,510
Zions Bancorporation 4.50% 6/13/23		2,150,000	2,178,593

			223,189,771

Basic Industry – 3.27%
Air Liquide Finance 144A
2.50% 9/27/26 #		2,140,000	2,013,177
ArcelorMittal 6.125% 6/1/25		735,000	808,500
BHP Billiton Finance
3.00% 3/30/20	AUD	630,000	450,901
3.25% 9/25/24	GBP	325,000	439,524
BHP Billiton Finance USA 144A
6.25% 10/19/75 #•		2,180,000	2,369,006
Boise Cascade 144A 5.625% 9/1/24 #		1,135,000	1,132,163
Builders FirstSource 144A
5.625% 9/1/24 #		1,110,000	1,119,713
CCL Industries 144A 3.25% 10/1/26 #		1,570,000	1,499,097
CF Industries 6.875% 5/1/18		3,830,000	4,041,186
Crown Americas 144A 4.25% 9/30/26 #		870,000	821,063
Dow Chemical 8.55% 5/15/19		9,161,000	10,504,974
Eastman Chemical 4.65% 10/15/44		3,470,000	3,454,694
FMG Resources August 2006 144A
9.75% 3/1/22 #		975,000	1,135,943
Freeport-McMoRan
4.55% 11/14/24		1,235,000	1,163,987
144A 6.50% 11/15/20 #		560,000	578,200
Georgia-Pacific 8.00% 1/15/24		5,305,000	6,780,586
HD Supply 144A 5.75% 4/15/24 #		1,145,000	1,211,639
International Paper
4.40% 8/15/47		4,515,000	4,284,193
5.15% 5/15/46		2,305,000	2,412,996
INVISTA Finance 144A
4.25% 10/15/19 #		2,465,000	2,456,114
Lennar 4.875% 12/15/23		880,000	875,600
Lundin Mining 144A 7.50% 11/1/20 #		755,000	806,906
MMC Norilsk Nickel
144A 5.55% 10/28/20 #		962,000	1,026,490
144A 6.625% 10/14/22 #		1,095,000	1,223,115

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
NCI Building Systems 144A
8.25% 1/15/23 #	495,000	$537,075
NOVA Chemicals 144A 5.00% 5/1/25 #	1,117,000	1,097,106
Novelis 144A 5.875% 9/30/26 #	1,045,000	1,058,063
OCP
144A 4.50% 10/22/25 #	2,125,000	2,037,480
144A 6.875% 4/25/44 #	640,000	646,803
PolyOne 5.25% 3/15/23	812,000	828,240
Potash Corp. of Saskatchewan
4.00% 12/15/26	3,945,000	3,977,897
PulteGroup 5.00% 1/15/27	872,000	831,670
Southern Copper 5.875% 4/23/45	1,735,000	1,711,425
Steel Dynamics 144A 5.00% 12/15/26 #	855,000	853,931
Suzano Austria 144A 5.75% 7/14/26 #	2,260,000	2,183,725
Suzano Trading 144A 5.875% 1/23/21 #	1,505,000	1,562,491
Teck Resources 144A 8.00% 6/1/21 #	520,000	573,300
US Concrete 6.375% 6/1/24	55,000	58,300
Vale Overseas 5.875% 6/10/21	1,970,000	2,068,500
WR Grace & Co-Conn 144A
5.625% 10/1/24 #	392,000	413,070

		73,048,843

Brokerage – 0.18%
Affiliated Managers Group
3.50% 8/1/25	2,115,000	1,999,244
Jefferies Group
6.45% 6/8/27	893,000	981,252
6.50% 1/20/43	585,000	603,870
Lazard Group 3.625% 3/1/27	475,000	451,064

		4,035,430

Capital Goods – 1.74%
Ardagh Packaging Finance
144A 4.625% 5/15/23 #	645,000	642,181
144A 7.25% 5/15/24 #	400,000	423,000
Ball 5.25% 7/1/25	1,610,000	1,688,487
Cemex Finance
144A 6.00% 4/1/24 #	1,600,000	1,648,000
144A 9.375% 10/12/22 #	200,000	218,500
Cia Brasileira de Aluminio 144A
6.75% 4/5/21 #	1,525,000	1,597,438
Fortune Brands Home & Security
3.00% 6/15/20	1,310,000	1,319,467
General Electric
2.10% 12/11/19	795,000	801,159
144A 3.80% 6/18/19 #	1,555,000	1,625,868
5.55% 5/4/20	1,295,000	1,432,820
6.00% 8/7/19	2,675,000	2,956,589
KLX 144A 5.875% 12/1/22 #	645,000	666,769
LafargeHolcim Finance U.S.
144A 3.50% 9/22/26 #	3,505,000	3,408,507
144A 4.75% 9/22/46 #	1,365,000	1,326,985
Lennox International 3.00% 11/15/23	3,725,000	3,622,145

Diversified Income Series-12

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal	Value
		amount°	(U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
Masco 3.50% 4/1/21		2,785,000	$2,805,887
Owens-Brockway Glass Container 144A
5.875% 8/15/23 #		1,450,000	1,514,344
Roper Technologies
2.80% 12/15/21		1,385,000	1,385,927
3.80% 12/15/26		1,200,000	1,211,688
Siemens Financieringsmaatschappij
144A 1.70% 9/15/21 #		3,040,000	2,922,474
St Marys Cement Canada 144A
5.75% 1/28/27 #		1,860,000	1,792,575
TransDigm 144A 6.375% 6/15/26 #		1,110,000	1,145,520
Union Andina de Cementos 144A
5.875% 10/30/21 #		985,000	1,021,938
United Technologies 3.75% 11/1/46		1,930,000	1,841,594

			39,019,862

Communications – 5.09%
21st Century Fox America
4.95% 10/15/45		2,955,000	3,048,520
American Tower
2.25% 1/15/22		105,000	100,695
2.80% 6/1/20		815,000	816,075
4.00% 6/1/25		3,010,000	3,022,898
4.40% 2/15/26		1,580,000	1,617,478
American Tower Trust I 144A
3.07% 3/15/23 #		2,430,000	2,412,636
AT&T
4.35% 6/15/45		1,745,000	1,560,876
4.50% 3/9/48		8,030,000	7,244,240
Bell Canada 3.35% 3/22/23	CAD	773,000	598,750
Cablevision 144A 6.50% 6/15/21 #		1,980,000	2,017,125
CC Holdings GS V 3.849% 4/15/23		1,710,000	1,740,164
CenturyLink
5.80% 3/15/22		3,230,000	3,313,592
6.75% 12/1/23		1,525,000	1,565,031
Charter Communications Operating
4.908% 7/23/25		4,010,000	4,233,473
Columbus Cable Barbados 144A
7.375% 3/30/21 #		1,395,000	1,489,707
Communications Sales & Leasing
8.25% 10/15/23		540,000	575,100
Crown Castle International
5.25% 1/15/23		2,190,000	2,365,200
Crown Castle Towers 144A
4.883% 8/15/20 #		9,630,000	10,263,559
Deutsche Telekom International Finance
144A 1.95% 9/19/21 #		1,360,000	1,311,931
144A 2.485% 9/19/23 #		6,900,000	6,600,913
6.50% 4/8/22	GBP	416,000	643,846
Digicel 144A 6.00% 4/15/21 #		480,000	436,546
Digicel Group 144A 8.25% 9/30/20 #		2,005,000	1,730,255

		Principal	Value
		amount°	(U.S. $)
Corporate Bonds (continued)
Communications (continued)
Frontier Communications
8.875% 9/15/20		860,000	$919,125
Grupo Televisa 6.125% 1/31/46		970,000	967,813
GTP Acquisition Partners I 144A
2.35% 6/15/20 #		1,095,000	1,067,121
Level 3 Financing 5.375% 5/1/25		2,839,000	2,902,877
Millicom International Cellular
144A 6.00% 3/15/25 #		920,000	907,350
144A 6.625% 10/15/21 #		1,760,000	1,853,773
Myriad International Holdings 144A
5.50% 7/21/25 #		1,590,000	1,606,822
Nexstar Escrow 144A 5.625% 8/1/24 #		1,220,000	1,213,900
SBA Communications 144A
4.875% 9/1/24 #		1,225,000	1,212,750
SBA Tower Trust
144A 2.24% 4/16/18 #		1,800,000	1,803,926
144A 2.898% 10/15/19 #		1,300,000	1,309,866
Sky 144A 3.75% 9/16/24 #		4,470,000	4,491,635
Sprint Communications
144A 7.00% 3/1/20 #		1,440,000	1,566,000
144A 9.00% 11/15/18 #		195,000	215,475
Time Warner 3.80% 2/15/27		3,675,000	3,661,744
Time Warner Cable 7.30% 7/1/38		6,720,000	8,291,069
T-Mobile USA 6.125% 1/15/22		1,359,000	1,437,143
Verizon Communications
3.25% 2/17/26	EUR	971,000	1,201,576
4.125% 8/15/46		11,255,000	10,227,700
4.862% 8/21/46		997,000	1,014,233
Viacom 3.45% 10/4/26		1,590,000	1,472,461
Vimpel Communications 144A
7.748% 2/2/21 #		1,118,000	1,248,918
VimpelCom Holdings 144A
5.95% 2/13/23 #		1,080,000	1,125,900
Wind Acquisition Finance 144A
7.375% 4/23/21 #		810,000	844,425
WPP Finance 2010 5.625% 11/15/43		780,000	839,200
Zayo Group 6.00% 4/1/23		1,715,000	1,792,175

			113,903,587

Consumer Cyclical – 3.01%
Aramark Services 144A 4.75% 6/1/26 #		2,020,000	2,004,850
Boyd Gaming 144A 6.375% 4/1/26 #		1,600,000	1,731,200
Cencosud
144A 5.15% 2/12/25 #		1,240,000	1,255,365
144A 6.625% 2/12/45 #		1,115,000	1,077,382
CVS Health
2.125% 6/1/21		725,000	711,636
3.875% 7/20/25		3,320,000	3,430,971
Daimler 2.75% 12/10/18	NOK	5,560,000	660,765
Daimler Finance North America 144A
2.20% 10/30/21 #		2,085,000	2,038,876
Ford Motor 4.346% 12/8/26		1,620,000	1,640,221

Diversified Income Series-13

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal	Value
		amount°	(U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Ford Motor Credit 3.096% 5/4/23		2,145,000	$2,074,412
General Motors Financial
3.45% 4/10/22		5,890,000	5,831,777
3.70% 5/9/23		1,720,000	1,694,828
4.00% 10/6/26		1,860,000	1,791,989
5.25% 3/1/26		1,045,000	1,099,717
GLP Capital 5.375% 4/15/26		855,000	893,817
Hanesbrands 144A 4.875% 5/15/26 #		1,485,000	1,459,013
Hyundai Capital America
144A 2.125% 10/2/17 #		1,570,000	1,573,250
144A 2.55% 2/6/19 #		685,000	689,356
144A 3.00% 3/18/21 #		965,000	964,917
IHO Verwaltungs 144A PIK 4.75%
9/15/26 #		495,000	478,913
JD.com 3.125% 4/29/21		1,570,000	1,553,692
KFC Holding
144A 5.00% 6/1/24 #		788,000	806,715
144A 5.25% 6/1/26 #		736,000	748,880
L Brands 6.75% 7/1/36		610,000	620,675
Levi Strauss 5.00% 5/1/25		1,030,000	1,035,150
Lowe’s 3.70% 4/15/46		3,605,000	3,373,844
Marriott International
3.125% 6/15/26		2,565,000	2,432,749
3.75% 3/15/25		2,230,000	2,228,535
4.50% 10/1/34		410,000	402,729
Mastercard 3.80% 11/21/46		500,000	491,397
MGM Resorts International
4.625% 9/1/26		1,205,000	1,165,837
Penske Automotive Group
5.50% 5/15/26		850,000	841,500
Sally Holdings 5.75% 6/1/22		47,000	49,056
Scotts Miracle-Gro 144A
5.25% 12/15/26 #		910,000	912,275
Starbucks 2.45% 6/15/26		1,320,000	1,261,315
Target 3.625% 4/15/46		3,715,000	3,461,080
Tempur Sealy International
5.50% 6/15/26		1,050,000	1,057,875
Toyota Credit Canada 2.05% 5/20/20	CAD	400,000	300,524
Toyota Motor Credit 2.80% 7/13/22		755,000	762,282
Walgreens Boots Alliance
3.10% 6/1/23		8,780,000	8,734,555
3.45% 6/1/26		1,985,000	1,952,357

			67,296,277

Consumer Non-Cyclical – 4.89%
Abbott Laboratories 4.90% 11/30/46		4,385,000	4,518,172
AbbVie 3.20% 5/14/26		2,380,000	2,268,913
ACCO Brands 144A 5.25% 12/15/24 #		400,000	403,752
Albertsons 144A 5.75% 3/15/25 #		1,165,000	1,156,263
Altria Group 3.875% 9/16/46		3,030,000	2,808,295
Amgen 4.00% 9/13/29	GBP	341,000	477,973

	Principal	Value
	amount°	(U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Anheuser-Busch InBev Finance
3.65% 2/1/26	12,020,000	$12,225,494
Arcor SAIC 144A 6.00% 7/6/23 #	1,240,000	1,295,800
Becle 144A 3.75% 5/13/25 #	3,435,000	3,279,412
Biogen 5.20% 9/15/45	1,980,000	2,126,948
BRF 144A 4.35% 9/29/26 #	2,615,000	2,425,413
Celgene 3.25% 8/15/22	2,855,000	2,884,110
Dean Foods 144A 6.50% 3/15/23 #	1,045,000	1,102,475
ESAL 144A 6.25% 2/5/23 #	1,035,000	1,043,280
Gilead Sciences 4.15% 3/1/47	4,885,000	4,651,468
Gruma 144A 4.875% 12/1/24 #	1,275,000	1,336,200
JBS Investments 144A
7.75% 10/28/20 #	315,000	335,885
JBS USA 144A 5.75% 6/15/25 #	430,000	437,525
Lamb Weston Holdings
144A 4.625% 11/1/24 #	500,000	502,500
144A 4.875% 11/1/26 #	625,000	619,922
Live Nation Entertainment 144A
4.875% 11/1/24 #	865,000	869,325
Mallinckrodt International Finance 144A
5.50% 4/15/25 #	2,137,000	1,923,300
Marfrig Holdings Europe 144A
8.00% 6/8/23 #	955,000	990,908
Molson Coors Brewing
3.00% 7/15/26	3,820,000	3,618,472
4.20% 7/15/46	2,005,000	1,876,975
Mylan 144A 3.95% 6/15/26 #	5,295,000	4,964,904
New York & Presbyterian Hospital
4.063% 8/1/56	1,630,000	1,529,405
PepsiCo 2.375% 10/6/26	3,250,000	3,080,656
Pernod Ricard
144A 3.25% 6/8/26 #	4,140,000	3,980,415
144A 4.45% 1/15/22 #	4,040,000	4,291,171
Pfizer 3.00% 12/15/26	2,720,000	2,688,625
Post Holdings 144A 5.00% 8/15/26 #	1,405,000	1,348,800
Prestige Brands 144A
5.375% 12/15/21 #	652,000	674,820
Reynolds American
4.00% 6/12/22	340,000	356,048
4.45% 6/12/25	2,380,000	2,517,148
Shire Acquisitions Investments Ireland
2.40% 9/23/21	2,710,000	2,620,716
2.875% 9/23/23	2,590,000	2,465,369
Sigma Alimentos 144A 4.125% 5/2/26 #	1,715,000	1,633,538
Sysco 3.30% 7/15/26	6,480,000	6,371,907
Teva Pharmaceutical Finance
Netherlands III 2.80% 7/21/23	5,050,000	4,787,334
Thermo Fisher Scientific 3.00% 4/15/23	4,530,000	4,458,702
Transurban Finance 144A
3.375% 3/22/27 #	975,000	923,224

Diversified Income Series-14

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Zimmer Biomet Holdings
3.375% 11/30/21	1,715,000	$1,733,417
4.625% 11/30/19	3,645,000	3,857,711

		109,462,690

Electric—6.66%
AES Gener
144A 5.00% 7/14/25 #	1,035,000	1,029,199
144A 5.25% 8/15/21 #	645,000	677,623
144A 8.375% 12/18/73 #•	920,000	984,400
Ameren 3.65% 2/15/26	2,090,000	2,104,381
Ameren Illinois 9.75% 11/15/18	5,900,000	6,745,712
American Transmission Systems 144A
5.25% 1/15/22 #	5,410,000	5,994,123
Appalachian Power 4.45% 6/1/45	1,360,000	1,395,176
Berkshire Hathaway Energy
3.75% 11/15/23	3,405,000	3,565,835
Black Hills
3.15% 1/15/27	1,150,000	1,102,819
3.95% 1/15/26	715,000	731,414
Cleveland Electric Illuminating
5.50% 8/15/24	365,000	413,164
CMS Energy 6.25% 2/1/20	2,210,000	2,446,315
ComEd Financing III 6.35% 3/15/33	2,055,000	2,119,529
Commonwealth Edison 4.35% 11/15/45	2,205,000	2,311,757
Consumers Energy
3.25% 8/15/46	2,985,000	2,642,403
4.10% 11/15/45	640,000	662,118
Dominion Resources
2.85% 8/15/26	575,000	539,448
3.90% 10/1/25	3,890,000	3,978,618
DTE Energy
2.85% 10/1/26	5,120,000	4,766,459
3.30% 6/15/22	2,180,000	2,220,260
Duke Energy
2.65% 9/1/26	3,525,000	3,296,890
4.80% 12/15/45	1,615,000	1,713,770
Duke Energy Carolinas 3.875% 3/15/46 .	900,000	882,668
Emera 6.75% 6/15/76 •	3,545,000	3,810,875
Emera U.S. Finance 144A
4.75% 6/15/46 #	6,710,000	6,793,305
Enel 144A 8.75% 9/24/73 #•	3,057,000	3,484,980
Enel Americas 4.00% 10/25/26	1,620,000	1,548,607
Enel Finance International 144A
6.00% 10/7/39 #	1,275,000	1,429,016
Entergy
2.95% 9/1/26	635,000	595,235
4.00% 7/15/22	1,820,000	1,905,425
Entergy Louisiana
4.05% 9/1/23	4,045,000	4,242,995
4.95% 1/15/45	545,000	559,985
Entergy Mississippi 2.85% 6/1/28	1,835,000	1,744,957

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Electric (continued)
Exelon 3.95% 6/15/25	2,445,000	$2,517,937
Fortis 144A 3.055% 10/4/26 #	4,800,000	4,498,646
Great Plains Energy 4.85% 6/1/21	1,195,000	1,274,291
Indiana Michigan Power
3.20% 3/15/23	1,455,000	1,470,945
4.55% 3/15/46	590,000	614,414
IPALCO Enterprises 5.00% 5/1/18	1,365,000	1,416,187
ITC Holdings 3.25% 6/30/26	700,000	681,386
Kansas City Power & Light
3.65% 8/15/25	3,445,000	3,455,328
LG&E & KU Energy 4.375% 10/1/21	3,765,000	4,011,009
Louisville Gas & Electric
4.375% 10/1/45	630,000	663,723
Massachusetts Electric 144A
4.004% 8/15/46 #	7,410,000	7,132,562
Metropolitan Edison 144A
4.00% 4/15/25 #	2,270,000	2,289,320
MidAmerican Energy 4.25% 5/1/46	2,920,000	3,014,947
National Rural Utilities Cooperative
Finance
2.70% 2/15/23	2,530,000	2,515,847
4.75% 4/30/43 •	2,840,000	2,862,643
5.25% 4/20/46 •	980,000	1,022,758
New York State Electric & Gas 144A
3.25% 12/1/26 #	2,495,000	2,487,280
NextEra Energy Capital Holdings
2.40% 9/15/19	3,380,000	3,401,277
3.625% 6/15/23	1,320,000	1,343,916
NV Energy 6.25% 11/15/20	2,380,000	2,701,376
Pennsylvania Electric 5.20% 4/1/20	3,235,000	3,466,930
Perusahaan Listrik Negara 144A
5.50% 11/22/21 #	2,560,000	2,752,000
Public Service of Oklahoma
5.15% 12/1/19	3,700,000	3,981,381
SCANA 4.125% 2/1/22	2,300,000	2,326,418
Southern
3.25% 7/1/26	3,415,000	3,330,301
4.40% 7/1/46	135,000	134,078
Southwestern Public Service
3.40% 8/15/46	945,000	850,535
Trans-Allegheny Interstate Line 144A
3.85% 6/1/25 #	1,190,000	1,207,606
Wisconsin Electric Power
4.30% 12/15/45	1,280,000	1,325,830
Xcel Energy 3.30% 6/1/25	1,850,000	1,853,707

		149,044,039

Energy – 4.53%
AmeriGas Partners 5.875% 8/20/26	1,085,000	1,106,700
Anadarko Petroleum 6.60% 3/15/46	5,020,000	6,213,661
Antero Resources 144A 5.00% 3/1/25 #	1,230,000	1,209,102

Diversified Income Series-15

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Energy (continued)
BP Capital Markets
3.216% 11/28/23	1,830,000	$1,849,951
3.561% 11/1/21	1,025,000	1,070,678
3.723% 11/28/28	1,610,000	1,638,199
Buckeye Partners 3.95% 12/1/26	1,945,000	1,896,723
Cheniere Corpus Christi Holdings 144A
5.875% 3/31/25 #	320,000	327,699
CNOOC Finance 2015 Australia
2.625% 5/5/20	1,530,000	1,526,264
ConocoPhillips 4.95% 3/15/26	4,790,000	5,297,826
Diamondback Energy 144A
4.75% 11/1/24 #	785,000	773,225
Dominion Gas Holdings
4.60% 12/15/44	1,580,000	1,578,202
Ecopetrol
5.875% 9/18/23	1,805,000	1,915,105
7.375% 9/18/43	1,055,000	1,073,463
Empresa Nacional del Petroleo 144A
4.75% 12/6/21 #	2,090,000	2,163,211
Enbridge
4.25% 12/1/26	1,205,000	1,236,224
6.00% 1/15/77 •	2,040,000	2,040,000
Energy Transfer Equity 7.50% 10/15/20 .	1,105,000	1,237,600
Energy Transfer Partners
6.125% 12/15/45	2,280,000	2,434,192
9.70% 3/15/19	2,189,000	2,513,764
EnLink Midstream Partners
4.85% 7/15/26	1,175,000	1,187,460
Enterprise Products Operating
7.034% 1/15/68 •	465,000	477,097
Genesis Energy 6.75% 8/1/22	745,000	777,780
Gulfport Energy 144A 6.00% 10/15/24 # .	520,000	531,700
Hilcorp Energy I 144A 5.00% 12/1/24 #	585,000	583,537
Kunlun Energy 144A 2.875% 5/13/20 #	850,000	848,402
Murphy Oil 6.875% 8/15/24	1,045,000	1,115,538
Murphy Oil USA 6.00% 8/15/23	1,485,000	1,555,538
Nabors Industries 144A
5.50% 1/15/23 #	602,000	628,338
Newfield Exploration 5.75% 1/30/22	1,140,000	1,206,975
Noble Energy 5.05% 11/15/44	1,790,000	1,801,921
Pertamina Persero
144A 4.875% 5/3/22 #	320,000	329,680
144A 5.25% 5/23/21 #	1,640,000	1,729,847
144A 5.625% 5/20/43 #	1,060,000	980,584
Petrobras Global Finance
6.25% 3/17/24	945,000	908,807
7.875% 3/15/19	1,145,000	1,230,119
8.375% 5/23/21	1,170,000	1,263,600
8.75% 5/23/26	215,000	232,469
Petroleos Mexicanos
144A 4.607% 3/11/22 #•	870,000	898,275

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Energy (continued)
Petroleos Mexicanos
144A 6.50% 3/13/27 #		3,750,000	$3,872,813
6.625% 6/15/35		1,470,000	1,455,300
144A 6.75% 9/21/47 #		560,000	530,488
Petronas Global Sukuk 144A
2.707% 3/18/20 #		1,885,000	1,884,996
Plains All American Pipeline
4.50% 12/15/26		1,185,000	1,204,468
8.75% 5/1/19		3,490,000	3,975,330
QEP Resources 5.25% 5/1/23		585,000	589,388
Regency Energy Partners
5.00% 10/1/22		2,665,000	2,827,490
5.50% 4/15/23		623,000	646,363
Shell International Finance
2.875% 5/10/26		1,560,000	1,510,030
3.75% 9/12/46		4,298,000	3,965,043
4.00% 5/10/46		1,330,000	1,275,051
Southwestern Energy 6.70% 1/23/25		855,000	878,513
Targa Resources Partners 144A
5.375% 2/1/27 #		1,185,000	1,179,075
Tengizchevroil Finance International
144A 4.00% 8/15/26 #		2,290,000	2,158,039
Tesoro Logistics 5.25% 1/15/25		790,000	809,750
Transcanada Trust 5.875% 8/15/76 •		2,260,000	2,356,050
Transocean Proteus 144A
6.25% 12/1/24 #		280,000	284,026
Trinidad Generation 144A
5.25% 11/4/27 #		1,620,000	1,579,144
Williams Partners 7.25% 2/1/17		2,815,000	2,826,049
Woodside Finance
144A 3.65% 3/5/25 #		1,105,000	1,081,343
144A 3.70% 9/15/26 #		455,000	445,840
144A 8.75% 3/1/19 #		3,220,000	3,635,464
YPF
144A 8.50% 3/23/21 #		605,000	650,436
144A 8.50% 7/28/25 #		475,000	482,838
144A 26.333% 7/7/20 #•		1,510,000	1,728,950

			101,221,733

Finance Companies – 1.24%
AerCap Global Aviation Trust 144A
6.50% 6/15/45 #•		3,920,000	3,973,900
AerCap Ireland Capital 3.95% 2/1/22		5,040,000	5,096,700
Air Lease 3.00% 9/15/23		2,330,000	2,229,386
Aviation Capital Group
144A 2.875% 9/17/18 #		155,000	157,131
144A 4.875% 10/1/25 #		2,480,000	2,631,900
E*TRADE Financial 5.875% 12/29/49 •		2,655,000	2,646,371
Equate Petrochemical
144A 3.00% 3/3/22 #		1,370,000	1,309,761
144A 4.25% 11/3/26 #		845,000	809,121
General Electric 4.25% 1/17/18	NZD	420,000	295,190

Diversified Income Series-16

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
Lazard Group 3.75% 2/13/25	1,495,000	$1,462,330
Peachtree Corners Funding Trust 144A
3.976% 2/15/25 #	2,405,000	2,350,611
SMBC Aviation Capital Finance 144A
2.65% 7/15/21 #	1,835,000	1,768,358
SUAM Finance 144A 4.875% 4/17/24 #	1,405,000	1,426,075
Temasek Financial I 144A
2.375% 1/23/23 #	1,615,000	1,580,263

		27,737,097

Healthcare – 0.25%
DaVita 5.00% 5/1/25	1,241,000	1,223,936
HCA 5.25% 6/15/26	1,255,000	1,300,494
HealthSouth
5.125% 3/15/23	595,000	592,025
5.75% 11/1/24	455,000	462,963
5.75% 9/15/25	485,000	485,000
Hill-Rom Holdings 144A 5.75% 9/1/23 # .	1,050,000	1,089,375
Universal Health Services 144A
5.00% 6/1/26 #	485,000	475,300

		5,629,093

Insurance —1.45%
Allstate 3.28% 12/15/26	1,815,000	1,824,785
Berkshire Hathaway 2.75% 3/15/23	1,365,000	1,361,031
Berkshire Hathaway Finance
2.90% 10/15/20	2,260,000	2,315,831
Five Corners Funding Trust 144A
4.419% 11/15/23 #	1,110,000	1,175,250
Highmark 144A 6.125% 5/15/41 #	145,000	134,593
MetLife
3.60% 4/10/24	2,525,000	2,594,453
6.40% 12/15/36	110,000	119,075
6.817% 8/15/18	225,000	242,629
MetLife Capital Trust X 144A
9.25% 4/8/38 #	2,655,000	3,617,437
Principal Life Global Funding II 144A
3.00% 4/18/26 #	1,700,000	1,654,498
Prudential Financial
4.50% 11/15/20	795,000	852,621
5.375% 5/15/45 •	1,730,000	1,773,250
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,885,000	1,918,832
144A 4.125% 11/1/24 #	8,145,000	8,240,402
USI 144A 7.75% 1/15/21 #	268,000	273,528
XLIT
4.45% 3/31/25	1,385,000	1,375,668
5.50% 3/31/45	2,045,000	1,947,186
6.50% 12/29/49 •	1,410,000	1,103,325

		32,524,394

Media – 0.89%
CCO Holdings 144A 5.50% 5/1/26 #	1,025,000	1,048,063

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Media (continued)
CSC Holdings 144A 5.50% 4/15/27 #	1,780,000	$1,806,700
DISH DBS 7.75% 7/1/26	530,000	598,900
Gray Television 144A
5.125% 10/15/24 #	1,135,000	1,100,950
Lamar Media 5.75% 2/1/26	919,000	970,694
Midcontinent Communications 144A
6.875% 8/15/23 #	820,000	877,400
SFR Group 144A 6.00% 5/15/22 #	1,840,000	1,895,200
Sinclair Television Group 144A
5.125% 2/15/27 #	1,200,000	1,146,000
Sirius XM Radio 144A 5.375% 4/15/25 #	2,281,000	2,275,298
Tribune Media 5.875% 7/15/22	1,347,000	1,375,624
Unitymedia 144A 6.125% 1/15/25 #	790,000	815,675
UPCB Finance IV 144A
5.375% 1/15/25 #	1,198,000	1,212,975
Virgin Media Secured Finance 144A
5.25% 1/15/26 #	1,895,000	1,878,419
VTR Finance 144A 6.875% 1/15/24 #	2,775,000	2,872,125

		19,874,023

Natural Gas – 0.51%
KeySpan Gas East 144A
2.742% 8/15/26 #	2,510,000	2,385,820
NiSource Finance 6.125% 3/1/22	2,120,000	2,447,671
Southern Gas Capital
3.25% 6/15/26	1,565,000	1,530,191
3.95% 10/1/46	5,540,000	5,147,956

		11,511,638

Real Estate Investment Trusts – 1.28%
Alexandria Real Estate Equities
3.95% 1/15/27	750,000	748,218
AvalonBay Communities 2.95% 5/11/26 .	3,185,000	3,044,099
Corporate Office Properties
3.60% 5/15/23	1,750,000	1,686,279
5.25% 2/15/24	1,755,000	1,831,042
CubeSmart 3.125% 9/1/26	2,200,000	2,077,616
DDR
7.50% 4/1/17	1,075,000	1,089,879
7.875% 9/1/20	1,015,000	1,182,946
Education Realty Operating Partnership
4.60% 12/1/24	2,190,000	2,186,494
ESH Hospitality 144A 5.25% 5/1/25 #	1,150,000	1,147,125
Hospitality Properties Trust
4.50% 3/15/25	2,025,000	1,977,204
Host Hotels & Resorts
3.75% 10/15/23	710,000	698,050
4.50% 2/1/26	1,680,000	1,704,620
Kite Realty Group 4.00% 10/1/26	795,000	762,232
Lifestorage 3.50% 7/1/26	1,620,000	1,557,948
MGM Growth Properties Operating Partnership 144A 4.50% 9/1/26 #	1,550,000	1,495,750

Diversified Income Series-17

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
PLA Administradora Industrial 144A
5.25% 11/10/22 #	1,590,000	$1,530,375
Trust F/1401 144A 5.25% 1/30/26 #	1,470,000	1,414,875
UDR 4.00% 10/1/25	710,000	728,055
WP Carey 4.60% 4/1/24	1,680,000	1,705,173

		28,567,980

Services – 0.29%
GEO Group 5.125% 4/1/23	390,000	376,350
Herc Rentals 144A 7.50% 6/1/22 #	770,000	815,237
Iron Mountain U.S. Holdings 144A
5.375% 6/1/26 #	660,000	641,850
NES Rentals Holdings 144A
7.875% 5/1/18 #	620,000	620,000
Prime Security Services Borrower 144A
9.25% 5/15/23 #	1,100,000	1,200,375
ServiceMaster 144A 5.125% 11/15/24 # .	1,115,000	1,134,513
United Rentals North America
5.50% 7/15/25	1,755,000	1,796,681

		6,585,006

Technology – 1.34%
Analog Devices
2.50% 12/5/21	425,000	421,584
3.50% 12/5/26	1,835,000	1,821,797
Apple
3.45% 2/9/45	955,000	845,100
3.85% 8/4/46	1,940,000	1,863,620
CDK Global 5.00% 10/15/24	1,870,000	1,823,250
Cisco Systems 1.85% 9/20/21	2,270,000	2,216,930
Diamond 1 Finance 144A
6.02% 6/15/26 #	4,185,000	4,541,658
Fidelity National Information Services
3.00% 8/15/26	2,040,000	1,919,361
5.00% 10/15/25	3,195,000	3,485,870
First Data
144A 5.75% 1/15/24 #	1,195,000	1,237,578
144A 7.00% 12/1/23 #	725,000	773,937
NXP 144A 4.625% 6/1/23 #	1,830,000	1,926,075
Oracle 4.00% 7/15/46	1,425,000	1,366,477
Quintiles IMS 144A 5.00% 10/15/26 #	945,000	949,725
Samsung Electronics America 144A
1.75% 4/10/17 #	3,005,000	3,006,472
Tencent Holdings 144A
3.375% 5/2/19 #	1,130,000	1,156,155
Western Digital 144A 7.375% 4/1/23 #	555,000	611,888

		29,967,477

Transportation – 1.51%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 #◆	1,262,720	1,259,564

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Transportation (continued)
American Airlines 2014-1 Class A Pass
Through Trust 3.70% 10/1/26 ◆	996,068	$986,107
American Airlines 2015-1 Class A Pass
Through Trust 3.375% 5/1/27 ◆	650,459	641,515
American Airlines 2015-2 Class AA Pass
Through Trust 3.60% 9/22/27 ◆	463,765	461,446
American Airlines 2016-1 Class AA Pass
Through Trust 3.575% 1/15/28 ◆	743,175	744,104
Autoridad del Canal de Panama 144A
4.95% 7/29/35 #	1,620,000	1,717,200
Burlington Northern Santa Fe
4.70% 9/1/45	4,510,000	4,948,214
CSX
2.60% 11/1/26	1,740,000	1,632,322
3.80% 11/1/46	4,520,000	4,208,522
ERAC USA Finance
144A 3.30% 12/1/26 #	3,315,000	3,187,442
144A 4.20% 11/1/46 #	1,170,000	1,073,541
Penske Truck Leasing
144A 3.30% 4/1/21 #	1,815,000	1,837,168
144A 3.375% 2/1/22 #	3,565,000	3,599,195
144A 3.40% 11/15/26 #	775,000	743,032
United Airlines 2014-1 Class A Pass
Through Trust 4.00% 4/11/26 ◆	773,357	789,790
United Airlines 2014-2 Class A Pass
Through Trust 3.75% 9/3/26 ◆	1,342,810	1,351,202
United Airlines 2016-1 Class AA Pass
Through Trust 3.10% 7/7/28 ◆	1,110,000	1,072,538
United Parcel Service 5.125% 4/1/19	2,180,000	2,341,839
XPO Logistics 144A 6.125% 9/1/23 #	1,045,000	1,095,944

		33,690,685

Utilities – 0.23%
AES 5.50% 4/15/25	1,532,000	1,539,660
AES Andres 144A 7.95% 5/11/26 #	1,200,000	1,242,564
Calpine
144A 5.25% 6/1/26 #	1,135,000	1,123,650
5.50% 2/1/24	588,000	570,360
Dynegy 7.625% 11/1/24	662,000	614,005

		5,090,239

Total Corporate Bonds (cost $1,091,719,100)		1,083,368,114

Municipal Bonds – 0.60%
Bay Area Toll Authority (Taxable Build America Bonds) 6.907% 10/1/50	2,115,000	2,976,228
Commonwealth of Massachusetts Series C 5.00% 10/1/25	1,090,000	1,321,603
New Jersey Turnpike Authority
(Taxable Build America Bonds)
Series A 7.102% 1/1/41	1,160,000	1,624,603

Diversified Income Series-18

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)
New Jersey Turnpike Authority
Series F 7.414% 1/1/40	555,000	$801,437
New York City, New York
Series C 5.00% 8/1/26	390,000	467,867
Series C 5.00% 8/1/27	450,000	535,487
Oregon State Taxable Pension
(Taxable Build America Bonds)
5.892% 6/1/27	5,000	6,087
South Carolina Public Service Authority
(Taxable) Series D 4.77% 12/1/45	680,000	700,148
State of California Various Purposes
(Taxable Build America Bonds)
7.55% 4/1/39	1,685,000	2,508,662
Texas Water Development Board
Series A 5.00% 10/15/45	580,000	657,053
(Taxable Build America Bonds)
5.00% 10/15/46	1,590,000	1,823,126

Total Municipal Bonds (cost $14,285,513)		13,422,301

Non-Agency Asset-Backed Securities – 2.42%
AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	668,642	680,514
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	1,915,000	1,917,724
Series 2014-4 A2 1.43% 6/17/19	3,450,000	3,452,038
American Express Credit Account Master
Trust
Series 2013-2 A 1.124% 5/17/21 •	960,000	962,947
Avis Budget Rental Car Funding AESOP
Series 2013-1A A 144A
1.92% 9/20/19 #	1,850,000	1,840,698
Series 2014-1A A 144A
2.46% 7/20/20 #	2,775,000	2,768,316
Bank of America Credit Card Trust
Series 2014-A3 A 0.994% 1/15/20 •	1,745,000	1,746,211
California Republic Auto Receivables
Trust
Series 2013-1 A2 144A
1.41% 9/17/18 #	49,342	49,340
Capital One Multi-Asset Execution Trust
Series 2007-A5 A5 0.744% 7/15/20 •	2,900,000	2,896,936
Series 2016-A1 A1 1.154% 2/15/22 •	1,000,000	1,004,062
Chase Issuance Trust
Series 2007-C1 C1 1.164% 4/15/19 • .	1,500,000	1,499,876
CNH Equipment Trust
Series 2016-B A2B
1.104% 10/15/19 •	415,000	415,533
Discover Card Execution Note Trust
Series 2013-A1 A1 1.004% 8/17/20 •	1,010,000	1,010,827

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)
Ford Credit Auto Lease Trust
Series 2015-A A3 1.13% 6/15/18	1,565,630	$1,565,813
Ford Credit Auto Owner Trust
Series 2016-2 A 144A
2.03% 12/15/27 #	4,135,000	4,066,691
Golden Credit Card Trust
Series 2014-2A A 144A
1.154% 3/15/21 #•	1,195,000	1,196,363
Series 2015-2A A 144A
2.02% 4/15/22 #	1,485,000	1,475,202
HOA Funding
Series 2014-1A A2 144A
4.846% 8/20/44 #	2,912,750	2,578,561
Honda Auto Receivables Owner Trust
Series 2015-3 A3 1.27% 4/18/19	525,000	524,830
Hyundai Auto Lease Securitization Trust
Series 2015-A A3 144A
1.42% 9/17/18 #	3,179,252	3,183,614
Mercedes-Benz Auto Lease Trust
Series 2016-A A2B 1.264% 7/16/18 • .	1,069,167	1,070,440
Mercedes-Benz Master Owner Trust
Series 2016-AA A 144A
1.284% 5/15/20 #•	1,665,000	1,670,322
Morgan Stanley ABS Capital I Trust
Series 2005-HE5 M1
1.386% 9/25/35 •	770,048	768,105
Navistar Financial Dealer Note Master
Owner Trust II
Series 2016-1 A 144A
2.106% 9/27/21 #•	1,125,000	1,128,016
New Century Home Equity Loan Trust
Series 2005-2 M1 1.401% 6/25/35 •	403,910	403,143
Nissan Auto Lease Trust
Series 2015-B A2B
1.234% 12/15/17 •	805,337	806,113
Penarth Master Issuer
Series 2015-1A A1 144A
1.136% 3/18/19 #•	885,000	884,800
PFS Financing
Series 2015-AA A 144A
1.324% 4/15/20 #•	750,000	748,459
Porsche Innovative Lease Owner Trust
Series 2015-1 A3 144A
1.19% 7/23/18 #	1,656,017	1,656,229
Synchrony Credit Card Master Note
Trust
Series 2012-6 A 1.36% 8/17/20	1,865,000	1,866,040
Series 2015-2 A 1.60% 4/15/21	1,730,000	1,731,460

Diversified Income Series-19

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
Verizon Owner Trust
Series 2016-2A A 144A 1.68% 5/20/21 #	1,490,000	$1,483,997
Volkswagen Credit Auto Master Trust
Series 2014-1A A2 144A 1.40% 7/22/19 #	5,050,000	5,046,518

Total Non-Agency Asset-Backed Securities (cost $54,517,432)		54,099,738

Non-Agency Collateralized Mortgage Obligations – 1.16%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	55,648	55,045
Bank of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	76,163	76,043
Series 2005-6 7A1 5.50% 7/25/20	60,014	57,785
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	102,571	100,019
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.836% 11/25/36 f	1,800,000	1,844,812
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.431% 6/25/29 #•	837,307	828,264
Series 2014-2 B2 144A 3.431% 6/25/29 #•	312,974	306,265
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	1,050,000	1,034,096
Series 2015-1 B1 144A
2.64% 12/25/44 #•	1,433,470	1,419,377
Series 2015-4 B1 144A 3.629% 6/25/45 #•	1,114,001	1,082,185
Series 2015-4 B2 144A 3.629% 6/25/45 #•	799,175	762,867
Series 2015-5 B2 144A 2.896% 5/25/45 #•	1,103,658	1,039,428
Series 2015-6 B1 144A 3.631% 10/25/45 #•	775,635	764,796
Series 2015-6 B2 144A 3.631% 10/25/45 #•	751,397	729,939
Series 2016-4 B1 144A 3.914% 10/25/46 #•	543,880	551,386
Series 2016-4 B2 144A 3.914% 10/25/46 #•	933,079	901,413
JPMorgan Trust
Series 2015-1 B2 144A 2.64% 12/25/44 #•	1,192,095	1,163,405

	Principal amount°	Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
New Residential Mortgage Loan Trust
Series 2015-2A A1 144A 3.75% 8/25/55 #•	1,527,405	$1,577,087
Series 2016-4A A1 144A 3.75% 11/25/56 #•	596,021	614,056
Sequoia Mortgage Trust
Series 2013-11 B1 144A 3.666% 9/25/43 #•	1,033,253	1,036,290
Series 2014-2 A4 144A 3.50% 7/25/44 #•	977,662	975,600
Series 2015-1 B2 144A 3.881% 1/25/45 #•	860,736	850,866
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	1,447,635	1,451,145
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	1,494,967	1,495,880
Series 2016-1 A1B 144A 2.75% 2/25/55 #•	1,023,836	1,026,245
Series 2016-2 A1 144A 3.00% 8/25/55 #•	915,203	919,999
Series 2016-3 A1 144A 2.25% 8/25/55 #•	1,297,523	1,287,087
Washington Mutual Mortgage Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35 ◆	61,891	26,154
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36	274,612	277,128
Series 2006-3 A11 5.50% 3/25/36	305,320	309,994
Series 2006-AR5 2A1 3.154% 4/25/36 •	266,918	249,671
WinWater Mortgage Loan Trust
Series 2015-3 B1 144A 3.91% 3/20/45 #•	1,158,040	1,151,520

Total Non-Agency Collateralized Mortgage Obligations (cost $25,728,265)		25,965,847

Non-Agency Commercial Mortgage-Backed Securities – 5.70%
Banc of America Commercial Mortgage Trust
Series 2007-4 AM 5.814% 2/10/51 •	1,330,000	1,354,485
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW18 A4 5.70% 6/11/50	1,019,126	1,040,983

Diversified Income Series-20

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	5,000,000	$5,042,305
Series 2016-CD2 A4
3.526% 11/10/49 •	1,365,000	1,403,426
CFCRE Commercial Mortgage Trust
Series 2016-C7 A3 3.839% 12/10/54	3,010,000	3,109,763
Citigroup Commercial Mortgage Trust
Series 2007-C6 AM 5.711% 12/10/49 •	1,230,000	1,247,643
Series 2014-GC25 A4 3.635% 10/10/47	2,275,000	2,355,713
Series 2015-GC27 A5 3.137% 2/10/48	5,210,000	5,201,918
Series 2016-P3 A4 3.329% 4/15/49	1,745,000	1,752,970
Series 2016-P5 A4 2.941% 10/10/49	1,640,000	1,590,391
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	1,765,000	1,764,184
Series 2014-CR19 A5
3.796% 8/10/47	9,707,000	10,170,228
Series 2014-CR20 AM 3.938% 11/10/47	7,775,000	8,039,817
Series 2015-3BP A 144A 3.178% 2/10/35 #	3,960,000	3,959,278
Series 2015-CR23 A4 3.497% 5/10/48	3,450,000	3,534,432
Commercial Mortgage Trust
Series 2007-GG9 AM 5.475% 3/10/39	863,570	863,261
DB-JPM
Series 2016-C1 A4 3.276% 5/10/49	3,305,000	3,336,212
Series 2016-C3 A5 2.89% 9/10/49	1,985,000	1,935,166
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,910,000	2,072,189
Series 2011-LC1A C 144A 5.685% 11/10/46 #•	2,000,000	2,207,209
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	5,605,000	5,814,715
Series 2014-GRCE B 144A 3.52% 6/10/28 #	1,765,000	1,819,801
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #•	1,010,000	1,076,810
Series 2014-GC24 A5 3.931% 9/10/47	2,970,000	3,134,813

	Principal amount°	Value (U.S. $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.764% 7/10/48	1,240,000	$1,295,307
Houston Galleria Mall Trust
Series 2015-HGLR A1A2 144A 3.087% 3/5/37 #	2,655,000	2,594,672
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C33 A4 3.77% 12/15/48	4,160,000	4,322,653
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	3,385,000	3,371,157
Series 2016-C4 B 3.638% 12/15/49 •	1,715,000	1,707,324
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.524% 8/12/37 •	600,000	630,499
Series 2005-LDP5 D 5.524% 12/15/44 •	1,110,000	1,107,845
Series 2011-C5 C 144A 5.408% 8/15/46 #•	1,100,000	1,171,023
Series 2013-LC11 B 3.499% 4/15/46	1,565,000	1,580,601
Series 2015-JP1 A5 3.914% 1/15/49	1,590,000	1,675,975
Series 2016-JP2 A4 2.822% 8/15/49	2,100,000	2,035,425
Series 2016-JP3 B 3.397% 8/15/49 •	700,000	683,530
Series 2016-WIKI A 144A 2.798% 10/5/31 #	800,000	803,238
Series 2016-WIKI B 144A 3.201% 10/5/31 #	1,490,000	1,499,710
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	54,493	54,479
Series 2006-C6 AJ 5.452% 9/15/39 •	2,021,887	1,814,239
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	1,640,000	1,710,079
Series 2015-C23 A4 3.719% 7/15/50	5,490,000	5,693,336
Series 2015-C26 A5 3.531% 10/15/48	2,390,000	2,447,998
Series 2016-C29 A4 3.325% 5/15/49	1,620,000	1,622,987
Morgan Stanley Capital I Trust
Series 2006-HQ10 B
5.448% 11/12/41 •	2,910,000	2,937,722
Series 2006-TOP21 B 144A
5.237% 10/12/52 #•	800,000	799,721
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	1,758,796	1,832,433
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5
3.405% 12/15/47	570,000	579,453

Diversified Income Series-21

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal amount°	Value (U.S. $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust Series 2015-NXS3 A4
3.617% 9/15/57		3,120,000	$3,213,586
Series 2016-BNK1 A3 2.652% 8/15/49		2,575,000	2,461,364
WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45		3,905,000	3,949,679

Total Non-Agency Commercial Mortgage-Backed Securities (cost $129,672,238)			127,423,747

Regional Bonds – 0.79% Δ
Argentina – 0.16%
City of Buenos Aires Argentina 144A 7.50% 6/1/27 #		2,300,000	2,357,500
Provincia de Buenos Aires 144A 7.875% 6/15/27 #		1,155,000	1,141,949

			3,499,449

Australia – 0.12%
New South Wales Treasury 4.00% 5/20/26	AUD	1,087,500	851,976
Queensland Treasury 144A 2.75% 8/20/27 #	AUD	1,228,000	844,922
144A 3.25% 7/21/28 #	AUD	1,291,000	922,336

			2,619,234

Canada – 0.30%
Province of British Columbia 2.25% 6/2/26		3,290,000	3,133,584
Province of Manitoba 2.125% 6/22/26		2,455,000	2,293,056
Province of Ontario Canada 3.45% 6/2/45	CAD	1,488,000	1,154,770
Province of Quebec Canada 6.00% 10/1/29	CAD	224,000	222,252

			6,803,662

Japan – 0.21%
Japan Finance Organization For Municipalities 144A 2.125% 4/13/21 #		3,326,000	3,255,166
Japan International Cooperation Agency 2.125% 10/20/26		1,656,000	1,544,248

			4,799,414

Total Regional Bonds (cost $18,585,912)			17,721,759

Senior Secured Loans - 9.84% «
Accudyne Industries Borrower 1st Lien 4.00% 12/13/19		2,673,058	2,534,393
Air Medical Group Holdings Tranche B 1st Lien 4.25% 4/28/22		5,171,820	5,164,063

	Principal amount°	Value (U.S. $)
Senior Secured Loans « (continued)
Albertsons Tranche B 1st Lien 3.77% 8/23/21	1,811,028	$1,833,807
Allied Universal Holdco Tranche DD 1st Lien 4.50% 7/28/22	218,968	221,048
Amaya Holdings 1st Lien 5.00% 8/1/21	3,803,786	3,825,182
American Airlines Tranche B 1st Lien 3.25% 12/15/23	2,848,969	2,864,550
Applied Systems 2nd Lien 7.50% 1/23/22	3,673,751	3,717,377
Ardagh Holdings USA Tranche B 1st Lien 4.00% 12/17/21	1,289,412	1,305,731
ATI Holdings Acquisition 1st Lien 7.25% 5/10/23	1,633,159	1,648,130
Avago Technologies Cayman Finance Tranche B3 1st Lien 3.704% 2/1/23	2,459,918	2,497,587
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	2,766,140	2,805,903
Blue Ribbon 1st Lien 5.00% 11/13/21	2,245,307	2,228,468
Boyd Gaming Tranche B 1st Lien 3.756% 9/15/23	663,338	670,800
Builders FirstSource Tranche B 1st Lien 4.75% 7/31/22	4,481,325	4,526,699
BWAY Holding Tranche B 1st Lien 4.75% 9/9/23	2,591,523	2,605,777
Caesars Growth Properties Holdings
Tranche B 1st Lien 6.25% 5/8/21	2,873,591	2,900,979
Calpine Construction Finance Tranche B 1st Lien 3.02% 5/3/20	445,000	445,556
Calpine Tranche B 1st Lien 2.75% 1/15/23	435,600	438,486
Change Healthcare Holdings 1st Lien 3.75% 11/2/18	1,791,607	1,797,392
Charter Communications Operating 1st Lien 2.25% 1/15/24	979,598	988,169
Charter Communications Operating Tranche H 1st Lien 2.00% 1/15/22	327,355	329,401
CityCenter Holdings Tranche B 1st Lien 4.25% 10/16/20	1,063,133	1,075,426
Communications Sale & Leasing Tranche B 1st Lien 4.50% 10/24/22	3,020,000	3,059,260
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19	703,033	682,711
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21	1,150,759	1,115,208
CSC Holdings Tranche B 1st Lien 3.876% 10/11/24	809,211	819,199
DaVita Tranche B 1st Lien 3.52% 6/24/21	3,997,500	4,044,139
Dell International Tranche B 1st Lien 4.02% 9/7/23	2,200,000	2,240,104

Diversified Income Series-22

 Delaware VIP® Diversified Income

 Series Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Senior Secured Loans « (continued)
Dynegy Finance IV Tranche 1st Lien 5.00% 6/27/23	1,220,000	$1,236,993
ESH Hospitality Tranche B 1st Lien 3.77% 8/30/23	553,613	561,110
ExamWorks Group 1st Lien 4.75% 7/27/23	2,276,200	2,292,987
First Data 1st Lien 3.756% 3/24/21	2,837,547	2,868,879
First Data Tranche 1st Lien 3.756% 7/10/22	1,040,243	1,052,986
First Eagle Holdings 1st Lien 4.998% 12/1/22	1,727,300	1,746,732
Flex Acquisition 1st Lien 4.25% 12/29/23	465,000	469,650
Flying Fortress Tranche B 1st Lien 3.00% 10/20/22	772,500	776,845
FMG Resources August 2006 1st Lien 3.75% 6/30/19	3,144,099	3,154,211
Forterra Finance 1st Lien 4.50% 10/25/23	3,537,913	3,582,872
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	3,499,415	3,537,692
Gardner Denver 1st Lien 4.25% 7/30/20	3,411,192	3,381,344
Gates Global 1st Lien 4.25% 7/6/21	3,143,186	3,150,063
Genesys Telecommunications Laboratories Tranche B 1st Lien 6.25% 12/2/23	1,720,000	1,746,158
Genoa a QoL Healthcare 1st Lien 4.75% 10/28/23	1,820,438	1,832,574
Green Energy Partners Tranche B 1st Lien 6.50% 11/13/21	1,001,000	995,995
HCA Tranche B6 1st Lien 4.02% 3/17/23	403,948	409,091
Hilton Worldwide Finance Tranche B 1st Lien 3.50% 10/26/20	219,163	221,263
Hilton Worldwide Finance Tranche B2 1st Lien 3.256% 10/25/23	2,979,777	3,017,823
Houghton International 1st Lien 4.25% 12/20/19	398,400	402,882
Hyperion Insurance Group Tranche B 1st Lien 5.50% 4/29/22	2,453,375	2,466,255
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	1,186,520	1,179,104
Immucor Tranche B2 1st Lien 5.00% 8/17/18	1,402,381	1,358,557
Ineos U.S. Finance Tranche B 1st Lien 3.75% 12/15/20	2,189,398	2,203,669
4.25% 3/31/22	505,983	511,500
inVentiv Group Holdings Tranche B 1st Lien 4.75% 11/9/23	3,500,000	3,512,579
J.C. Penney Tranche B 1st Lien 5.25% 6/23/23	2,722,436	2,742,843

	Principal amount°	Value (U.S. $)
Senior Secured Loans « (continued)
Keurig Green Mountain Tranche B 1st Lien 5.25% 3/3/23	1,135,156	$1,154,775
KIK Custom Products 1st Lien 6.00% 8/26/22	3,250,867	3,287,439
Kinetic Concepts Tranche B 1st Lien 5.00% 11/4/20	1,059,027	1,063,528
kraton Polymers Tranche B 1st Lien 6.00% 1/6/22	2,445,000	2,476,709
Kronos 2nd Lien 9.25% 11/1/24	1,220,000	1,259,269
Kronos Tranche B 1st Lien 5.00% 11/1/23	890,000	899,345
Landry’s 1st Lien 4.00% 10/4/23	1,185,000	1,199,516
Las Vegas Sands Tranche B 1st Lien 2.25% 12/19/20	1,160,000	1,167,250
Level 3 Financing 1st Lien 4.00% 1/15/20	570,000	578,461
Lightstone Generation Tranche B 1st Lien 6.50% 12/15/23	821,739	834,065
Lightstone Generation Tranche C 1st Lien 6.50% 12/14/23	78,261	79,435
MGM Growth Properties Operating Partnership Tranche B 1st Lien 3.50% 4/25/23	2,208,313	2,227,980
Micron Technology Tranche B 1st Lien 4.52% 4/26/22	432,825	440,237
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	3,113,106	3,139,374
Moran Foods Tranche B 1st Lien 7.00% 12/5/23	2,855,000	2,846,078
MPH Acquisition Holdings Tranche B 1st Lien 5.00% 6/7/23	1,749,193	1,782,928
Nature’s Bounty Tranche B 1st Lien 5.00% 5/5/23	2,199,598	2,220,908
NXP Tranche B 1st Lien 3.405% 12/7/20	1,250,913	1,259,122
ON Semiconductor Tranche B 1st Lien 4.02% 3/31/23	1,930,163	1,955,629
Panda Hummel Tranche B1 1st Lien 7.00% 10/27/22	540,000	511,650
Panda Liberty Tranche B 1st Lien 7.50% 8/21/20	977,589	960,481
Petco Animal Supplies Tranche B 1st Lien 5.00% 1/26/23	2,193,425	2,213,074
PQ Tranche 1st Lien 5.25% 11/4/22	3,360,136	3,397,037
Prime Security Services Borrower 1st Lien 4.25% 5/2/22	2,978,411	3,027,742
Prospect Medical Holdings Tranche B 1st Lien 7.00% 6/30/22	1,751,200	1,724,932
Radiate Holdco 1st Lien 3.75% 12/9/23 .	3,315,000	3,339,518
Republic of Angola 1st Lien 7.57% 12/16/23	3,836,875	3,184,606

Diversified Income Series-23

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Senior Secured Loans « (continued)
Revlon Consumer Products Tranche B 1st Lien 4.27% 9/7/23	3,317,188	$3,352,847
Reynolds Group Holdings Tranche 1st Lien 4.25% 2/5/23	2,322,874	2,351,118
Sable International Finance Tranche B1 1st Lien 5.588% 1/3/23	2,105,000	2,131,313
Sable International Finance Tranche B2 1st Lien 5.83% 1/3/23	1,720,000	1,741,500
SAM Finance Lux Sarl Tranche B 1st Lien 4.25% 12/17/20	2,836,788	2,858,064
Scientific Games International 1st Lien 6.00% 10/18/20	2,602,461	2,641,173
SFR Group Tranche B 1st Lien 5.137% 1/15/24	2,810,875	2,842,497
SFR Group Tranche B10 1st Lien 4.038% 1/31/25	1,690,000	1,707,429
Sinclair Television Group Tranche B1 1st Lien 3.52% 7/31/21	768,014	770,414
Sinclair Television Group Tranche B2 1st Lien 2.25% 1/31/24	675,000	677,109
Solera Tranche B 1st Lien 5.75% 3/3/23	2,252,975	2,286,925
Spectrum Brands Tranche B 1st Lien 3.25% 6/23/22	760,876	770,591
Standard Aero Aviation Holdings 1st Lien 5.25% 7/7/22	1,123,542	1,131,794
Summit Materials Tranche B 1st Lien 4.00% 7/17/22	1,078,575	1,088,181
Telenet Financing USD Tranche B 1st Lien 3.704% 1/31/25	3,120,000	3,145,350
T-Mobile USA Tranche B 1st Lien 3.52% 11/9/22	4,070,575	4,122,186
TransDigm Tranche E 1st Lien 3.998% 5/14/22	394,096	397,329
TransDigm Tranche F 1st Lien 3.77% 6/9/23	3,284,175	3,319,752
Tribune Media Tranche B 1st Lien 3.77% 12/27/20	1,078,575	1,088,678
Univar USA Tranche B 1st Lien 4.25% 7/1/22	2,610,613	2,632,291
Univision Communications 1st Lien 4.00% 3/1/20	480,829	483,496
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	3,452,581	3,472,961
USAGM HoldCo 1st Lien 5.50% 7/28/22	2,172,436	2,193,074
USI 1st Lien 4.25% 12/27/19	3,439,816	3,457,730
USIC Holdings 1st Lien 4.75% 12/9/23	1,725,000	1,742,250
Virgin Media Bristol 1st Lien 2.75% 1/31/25	1,470,000	1,478,575
Vistra Operations Tranche B2 1st Lien 4.00% 8/4/23	475,000	481,531

		Principal amount°	Value (U.S. $)
Senior Secured Loans « (continued)
Western Digital Tranche B 1st Lien 4.52% 4/29/23		1,321,360	$1,341,417
WideOpenWest Finance Tranche B 1st Lien 4.50% 8/19/23		2,104,385	2,122,506
Windstream Services 1st Lien 4.75% 3/30/21		1,459,165	1,468,741
Windstream Services Tranche 1st Lien 4.75% 12/2/23		870,000	875,710
Wireco WorldGroup Tranche 1st Lien 6.50% 9/30/23		1,097,250	1,106,393
Wireco Worldgroup Tranche 2nd Lien 10.00% 9/30/24		660,000	665,500
Zekelman Industries Tranche B 1st Lien 5.00% 6/14/21		1,099,475	1,113,218

Total Senior Secured Loans (cost $217,388,042)			220,088,933

Sovereign Bonds – 3.56% Δ
Argentina – 0.08%
Argentine Republic Government International Bond 144A 7.125% 7/6/36 #		1,790,000	1,707,213

			1,707,213

Australia – 0.03%
Australia Government Bond 3.75% 4/21/37	AUD	900,000	673,889

			673,889

Azerbaijan – 0.04%
Republic of Azerbaijan International Bond 144A 4.75% 3/18/24 #		800,000	797,824

			797,824

Bahrain – 0.05%
Bahrain Government International Bond 144A 7.00% 10/12/28 #		1,000,000	1,024,196

			1,024,196

Bermuda – 0.07%
Bermuda Government International Bond 144A 3.717% 1/25/27 #		1,600,000	1,520,000

			1,520,000

Brazil – 0.12%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/25	BRL	3,955,000	1,132,496
Brazilian Government International Bond 5.00% 1/27/45		1,995,000	1,628,319

			2,760,815

Canada – 0.02%
Canadian Government Bond 2.75% 12/1/48	CAD	496,000	406,028

			406,028

Diversified Income Series-24

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal amount°	Value (U.S. $)
Sovereign Bonds Δ (continued)
Colombia – 0.02%
Colombia Government International Bond 5.00% 6/15/45		531,000	$506,441

			506,441

Croatia – 0.07%
Croatia Government International Bond 144A 6.375% 3/24/21 #		1,545,000	1,683,828

			1,683,828

Dominican Republic – 0.04%
Dominican Republic International Bond 144A 6.875% 1/29/26 #		895,000	932,653

			932,653

Hungary – 0.12%
Hungary Government International Bond 5.75% 11/22/23		2,360,000	2,621,311

			2,621,311

India – 0.13%
Export-Import Bank of India 144A 3.375% 8/5/26 #		3,000,000	2,807,763

			2,807,763

Indonesia – 0.38%
Indonesia Government International Bond 144A 3.70% 1/8/22 #		1,400,000	1,406,646
144A 5.125% 1/15/45 #		600,000	600,364
144A 5.25% 1/8/47 #		2,000,000	2,001,744
Indonesia Treasury Bond 9.00% 3/15/29	IDR	57,139,000,000	4,485,024

			8,493,778

Jamaica – 0.07%
Jamaica Government International Bond 8.00% 3/15/39		1,500,000	1,673,055

			1,673,055

Jordan – 0.08%
Jordan Government International Bond 144A 5.75% 1/31/27 #		1,830,000	1,738,116

			1,738,116

Mexico – 0.58%
Mexican Bonos 5.75% 3/5/26	MXN	148,204,900	6,354,323
8.00% 6/11/20	MXN	94,280,000	4,682,689
Mexico Government International Bond 3.60% 1/30/25		531,000	513,212
4.35% 1/15/47		1,700,000	1,462,000

			13,012,224

Mongolia – 0.05%
Mongolia Government International Bond 144A 10.875% 4/6/21 #		1,025,000	1,080,163

			1,080,163

		Principal amount°	Value (U.S. $)
Sovereign Bonds Δ (continued)
New Zealand – 0.11%
New Zealand Government Bond 2.75% 4/15/25	NZD	3,525,000	$2,363,082
4.50% 4/15/27	NZD	206,000	157,446

			2,520,528

Peru – 0.11%
Peruvian Government International Bond 6.95% 8/12/31	PEN	8,129,000	2,474,861

			2,474,861

Poland – 0.26%
Republic of Poland Government Bond 2.50% 7/25/26	PLN	17,759,000	3,862,959
3.25% 7/25/25	PLN	3,319,000	778,932
4.00% 10/25/23	PLN	4,843,000	1,205,065

			5,846,956

Portugal – 0.03%
Portugal Government International Bond 144A 5.125% 10/15/24 #		600,000	583,577

			583,577

Republic of Korea – 0.13%
Export-Import Bank of Korea 144A 3.00% 5/22/18 #	NOK	1,100,000	129,722
Inflation Linked Korea Treasury Bond
1.125% 6/10/23	KRW	3,336,245,231	2,760,672

			2,890,394

Russia - 0.08%
Russian Foreign Bond - Eurobond 144A 5.625% 4/4/42 #		1,600,000	1,725,898

			1,725,898

Saudi Arabia – 0.08%
Saudi Government International Bond 144A 2.375% 10/26/21 #		1,765,000	1,715,368

			1,715,368

Serbia – 0.07%
Serbia International Bond 144A 4.875% 2/25/20 #		1,635,000	1,666,488

			1,666,488

South Africa – 0.30%
Republic of South Africa Government Bond 8.00% 1/31/30	ZAR	62,735,000	4,114,909
Republic of South Africa Government International Bond 5.875% 5/30/22		2,315,000	2,529,172

			6,644,081

Sri Lanka – 0.13%
Sri Lanka Government International Bond 144A 6.00% 1/14/19 #		900,000	927,546
144A 6.125% 6/3/25 #		2,020,000	1,910,510

			2,838,056

Diversified Income Series-25

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

		Principal amount°	Value (U.S. $)
Sovereign Bonds (continued)
Turkey – 0.11%
Export Credit Bank of Turkey 144A 5.375% 2/8/21 #		1,895,000	$1,859,181
144A 5.375% 10/24/23 #		655,000	609,559

			2,468,740

Ukraine – 0.09%
Ukraine Government International Bond 144A 7.75% 9/1/19 #		2,000,000	2,017,080

			2,017,080

United Kingdom – 0.02%
United Kingdom Gilt 3.50% 1/22/45	GBP	340,300	568,332

			568,332

Uruguay – 0.09%
Uruguay Government International Bond 5.10% 6/18/50		2,335,000	2,107,338

			2,107,338

Total Sovereign Bonds (cost $84,994,361)			79,506,994

Supranational Banks – 0.41%
International Bank for Reconstruction & Development 0.806% 4/17/19 •		1,507,000	1,505,026
2.50% 11/25/24		1,507,000	1,505,023
3.50% 1/22/21	NZD	5,142,000	3,586,182
3.75% 2/10/20	NZD	1,200,000	848,266
4.625% 10/6/21	NZD	1,119,000	815,254
International Finance 3.00% 5/6/21	NZD	790,000	538,517
3.625% 5/20/20	NZD	472,000	331,668

Total Supranational Banks (cost $9,191,492)			9,129,936

U.S. Treasury Obligations – 3.08%
U.S. Treasury Bonds 2.875% 11/15/46		6,585,000	6,358,772
U.S. Treasury Inflation Indexed Bonds 0.125% 4/15/19		22,035,403	22,316,597
U.S. Treasury Inflation Indexed Bonds 0.125% 4/15/21		7,873,782	7,923,994
U.S. Treasury Notes 1.25% 10/31/21		12,700,000	12,316,524
1.50% 8/15/26		21,780,000	20,032,503

Total U.S. Treasury Obligations (cost $69,912,011)			68,948,390

	Number of shares	Value (U.S. $)
Common Stock – 0.00%
Adelphia Recovery Trust =†	1	$0
Century Communications =†	2,500,000	0

Total Common Stock (cost $75,684)		0

Convertible Preferred Stock – 0.28%
A Schulman 6.00% exercise price $52.33, expiration date 12/31/49	719	613,875
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	525	612,570
DTE Energy 6.50% exercise price $116.31, expiration date 10/1/19	13,034	690,802
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	14,850	718,889
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	714	1,035,300
Teva Pharmaceutical Industries 7.00% exercise price $75.00, expiration date 12/15/18	435	280,575
T-Mobile U.S. 5.50% exercise price $31.02, expiration date 12/15/17	7,467	705,183
Wells Fargo & Co. 7.50% exercise price $156.71, expiration date 12/31/49	829	986,510
Welltower 6.50% exercise price $57.68, expiration date 12/31/49	11,507	692,491

Total Convertible Preferred Stock (cost $6,007,466)		6,336,195

Preferred Stock – 0.50%
General Electric 5.00% •	4,996,000	5,190,594
Integrys Energy Group 6.00% •	84,450	2,200,978
PNC Preferred Funding Trust II 144A 2.186% #•	3,700,000	3,579,750
USB Realty 144A 2.027% #•	300,000	264,750

Total Preferred Stock (cost $10,542,595)		11,236,072

	Principal amount°
Short-Term Investments – 5.10%
Discount Notes – 2.59%
Federal Home Loan Bank 0.366% 1/27/17	19,856,845	19,851,941
0.379% 2/3/17	9,928,423	9,924,233
0.483% 1/30/17	14,029,176	14,025,276
0.499% 2/15/17	3,507,294	3,505,242
0.501% 2/6/17	10,521,882	10,517,010

		57,823,702

Diversified Income Series-26

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements – 2.51%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $18,961,373 (collateralized by U.S. government obligations 2.00% 8/15/25; market value $19,339,720)	18,960,509	$18,960,509
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $22,121,332 (collateralized by U.S. government obligations 0.00%-4.375% 5/15/18-11/15/44; market value $22,563,016)	22,120,594	22,120,594

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $15,145,704 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $15,447,803)	15,144,896	$15,144,897

		56,226,000

Total Short-Term Investments (cost $114,047,313)		114,049,702

Total Value of Securities – 101.76% (cost $2,295,154,515)	$2,276,320,402

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2016, the aggregate value of Rule 144A securities was $527,652,239, which represents 23.59% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
T	PIK. 100% of the income received was in the form of cash.
=	Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Series’ net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
«	Senior secured loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2016.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
†	Non-income-producing security.
•	Variable rate security. Each rate shown is as of Dec. 31, 2016. Interest rates reset periodically.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2016.

Unfunded Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. As of Dec. 31, 2016, the Series had the following unfunded loan commitments:

Borrower	Unfunded Amount	Cost	Value	Unrealized Appreciation (Depreciation)
Allied Universal Holdco Tranche DD 1st Lien 4.50% 7/28/22	$212,602	$210,476	$214,622	$4,146

Diversified Income Series-27

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Dec. 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(8,008,264)	USD	5,961,912	1/27/17	$ 187,167
BAML	CAD	(4,206,621)	USD	3,168,639	1/27/17	34,454
BAML	EUR	6,543,468	USD	(7,009,777)	1/27/17	(111,087)
BAML	JPY	24,310,881	USD	(213,386)	1/27/17	(5,027)
BAML	NZD	(8,912,358)	USD	6,309,326	1/27/17	124,316
BNP	AUD	1,180,466	USD	(874,332)	1/27/17	(23,101)
BNP	BRL	8,973,916	USD	(2,638,999)	1/27/17	94,335
BNP	NOK	(2,314,977)	USD	277,349	1/27/17	9,192
BNP	ZAR	(30,944,392)	USD	2,231,320	1/27/17	(8,965)
HSBC	GBP	(250,245)	USD	318,859	1/27/17	10,203
JPMC	KRW	(3,144,599,940)	USD	2,685,007	1/26/17	80,517
JPMC	PLN	(2,476,620)	USD	589,384	1/27/17	(2,120)
JPMC	SEK	2,366,400	USD	(259,413)	1/27/17	834
TD	EUR	(2,426,230)	USD	2,610,698	1/27/17	52,757
TD	JPY	442,141,131	USD	(3,850,872)	1/27/17	(61,445)

						$382,030

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(57) U.S. Treasury 10 yr Notes	$(7,003,714)	$(7,084,031)	3/23/17	$(80,317)
117 U.S. Treasury Long Bonds	17,407,401	17,626,781	3/23/17	219,380

	$10,403,687			$139,063

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
	Protection Purchased:
ICE	CITI - CDX.EM.26[5]	5,035,000	1.00%	12/20/21	$333,080	$(17,000)

Interest Rate Swap Contracts6

Counterparty & Referenced Obligation	Notional Value[3]	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
CME-CITI—IRS 30 yr-LIBOR	4,415,000	2.767%	0.998%	12/21/46	$(131,706)
LCH-MSC—IRS 30 yr-LIBOR	2,215,000	2.716%	0.000%	12/22/46	(63,675)

					$(195,381)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional values and foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront

Diversified Income Series-28

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(5,123). 5Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia.

6An interest rate swap agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

Summary of abbreviations:

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BNP – BNP Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDS – Credit Default Swap

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CME – Chicago Mercantile Exchange Inc.

DB-JPM – Deutsche Bank JPMorgan

DB-UBS – Deutsche Bank Union Bank of Switzerland

ETF – Exchange Traded Fund

EUR – European Monetary Unit

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GS – Goldman Sachs

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange, Inc.

IDR – Indonesian Rupiah

INR – Indian Rupee

IRS – Interest Rate Swap

JPM-BB – JPMorgan Barclays Bank

JPMC – JPMorgan Chase Bank

JPM-DB – JPMorgan Deutsche Bank

JPY – Japanese Yen

KRW – South Korean Won

LB-UBS – Lehman Brothers Union Bank of Switzerland

LCH – London Clearing House

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PIK – Payment-in-Kind

PLN – Polish Zloty

RBS – Royal Bank of Scotland

Diversified Income Series-29

 Delaware VIP® Diversified Income Series

 Schedule of investments (continued)

Summary of abbreviations (continued):

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – U.S.Dollar

yr – Year

WF – Wells Fargo

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-30

Delaware VIP® Trust—Delaware VIP Diversified Income Series
Statement of assets and liabilities
December 31, 2016

Assets:
Investments, at value[1]	$2,162,270,700
Short-term investments, at value[2]	114,049,702
Foreign currencies, at value[3]	3,943,410
Cash	2,976,055
Cash collateral due from brokers	2,149,554
Receivable for securities sold	83,252,577
Dividends and interest receivable	16,367,315
Unrealized appreciation on foreign currency exchange contracts	593,775
Receivable for series shares sold	386,804
Upfront payments paid on credit default swap contracts	333,080
Variation margin due from broker on futures contracts	68,156
Other assets[4]	1,305,392

Total assets	2,387,696,520

Liabilities:
Payable for securities purchased	142,580,669
Bonds proceeds payable[4]	4,351,308
Investment management fees payable to affiliates	1,096,281
Cash collateral due to brokers	946,000
Payable for series shares redeemed	576,731
Other accrued expenses	407,266
Distribution fees payable to affiliates	401,231
Unrealized depreciation on foreign currency exchange contracts	211,745
Unrealized depreciation on interest rate swap contracts	125,908
Variation margin due to broker on centrally cleared interest rate swap contracts	69,473
Unrealized depreciation on credit default swap contracts	17,000
Dividend disbursing and transfer agent fees and expenses payable to affiliates	14,083
Accounting and administration expenses payable to affiliates	8,832
Trustees’ fees and expenses payable to affiliates	5,491
Legal fees payable to affiliates	4,015
Swap payments payable	2,697
Reports and statements to shareholders payable to affiliates	1,974

Total liabilities	150,820,704

Total Net Assets	$2,236,875,816

Diversified Income Series-31

 Delaware VIP® Trust—Delaware VIP Diversified Income Series

 Statement of assets and liabilities (continued)

Net Assets Consist of:
Paid-in capital	$2,242,105,232
Undistributed net investment income	56,253,746
Accumulated net realized loss on investments	(42,935,558)
Net unrealized depreciation of investments	(18,829,967)
Net unrealized depreciation of foreign currencies	(21,226)
Net unrealized appreciation of foreign currency exchange contracts	382,030
Net unrealized appreciation of futures contracts	139,063
Net unrealized depreciation of swap contracts	(217,504)

Total Net Assets	$2,236,875,816

Net Asset Value:
Standard Class:
Net assets	$322,535,357
Shares of beneficial interest outstanding, unlimited authorization, no par	31,334,231
Net asset value per share	$10.29

Service Class:
Net assets	$1,914,340,459
Shares of beneficial interest outstanding, unlimited authorization, no par	187,266,677
Net asset value per share	$10.22

[1] Investments, at cost	$2,181,107,202
[2] Short-term investments, at cost	114,047,313
[3] Foreign currencies, at cost	3,942,909
[4] See Note 11 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-32

Delaware VIP® Trust —

Delaware VIP Diversified Income Series Statement of operations

Year ended December 31, 2016

Investment Income:
Interest	$72,307,128
Dividends	508,540
Foreign tax withheld	(6,747)

72,808,921

Expenses:
Management fees	12,915,009
Distribution expenses – Service Class	5,635,218
Accounting and administration expenses	709,169
Reports and statements to shareholders expenses	371,000
Dividend disbursing and transfer agent fees and expenses	184,319
Legal fees	145,460
Custodian fees	134,080
Trustees’ fees and expenses	108,289
Audit and tax	50,196
Registration fees	1,954
Other	125,471

20,380,165
Less waived distribution expenses – Service Class	(939,203)
Less expense paid indirectly	(1)

Total operating expenses	19,440,961

Net Investment Income	53,367,960

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	14,426,543
Foreign currencies	(1,920,182)
Foreign currency exchange contracts	(961,344)
Futures contracts	(4,067,920)
Options purchased	345,789
Options written	(576,071)
Swap contracts	2,529,195

Net realized gain	9,776,010

Net change in unrealized appreciation (depreciation) of:
Investments[2]	5,938,864
Foreign currencies	2,849
Foreign currency exchange contracts	562,987
Futures contracts	1,355,294
Swap contracts	(492,919)

Net change in unrealized appreciation (depreciation)	7,367,075

Net Realized and Unrealized Gain	17,143,085

Net Increase in Net Assets Resulting from Operations	$70,511,045

1Includes $54,731 capital gains taxes paid.

2Includes $1,905 capital gains taxes accrued.

Delaware VIP Trust —

Delaware VIP Diversified Income Series Statements of changes in net assets

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$53,367,960	$72,128,322
Net realized gain (loss)	9,776,010	(46,184,143)
Net change in unrealized appreciation (depreciation)	7,367,075	(56,329,941)

Net increase (decrease) in net assets resulting from operations	70,511,045	(30,385,762)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(11,261,327)	(14,156,454)
Service Class	(58,403,940)	(52,370,637)
Net realized gain:
Standard Class	—	(5,195,029)
Service Class	—	(20,948,255)

	(69,665,267)	(92,670,375)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	17,237,247	23,335,358
Service Class	128,123,758	161,193,132

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	11,261,327	14,864,954
Service Class	58,403,940	73,318,892

	215,026,272	272,712,336

Cost of shares redeemed:
Standard Class	(45,534,410)	(149,390,421)
Service Class	(103,873,311)	(123,233,742)

	(149,407,721)	(272,624,163)

Increase in net assets derived from capital share transactions	65,618,551	88,173

Net Increase (Decrease) in Net Assets	66,464,329	(122,967,964)

Net Assets:
Beginning of year	2,170,411,487	2,293,379,451

End of year	$2,236,875,816	$2,170,411,487

Undistributed net investment income	$56,253,746	$68,203,416

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-33

Delaware VIP Trust —

Delaware VIP Diversified Income Series Statements of changes in net assets

	Year ended

Increase (Decrease) in Net Assets from Operations:	12/31/16	12/31/15
Net investment income	$53,367,960	$72,128,322
Net realized gain (loss)	9,776,010	(46,184,143)
Net change in unrealized appreciation
(depreciation)	7,367,075	(56,329,941)
Net increase (decrease) in net assetsresulting from operations	70,511,045	(30,385,762)
Dividends and Distributions to
Shareholders from:
Net investment income:
Standard Class	(11,261,327)	(14,156,454)
Service Class	(58,403,940)	(52,370,637)
Net realized gain:
Standard Class	—	(5,195,029)
Service Class	—	(20,948,255)
	(69,665,267)	(92,670,375)
Capital Share Transactions:
Proceeds from shares sold:
Standard Class	17,237,247	23,335,358
Service Class	128,123,758	161,193,132
Net asset value of shares issued uponreinvestment of dividends anddistributions:
Standard Class	11,261,327	14,864,954
Service Class	58,403,940	73,318,892
	215,026,272	272,712,336
Cost of shares redeemed:
Standard Class	(45,534,410)	(149,390,421)
Service Class	(103,873,311)	(123,233,742)
	(149,407,721)	(272,624,163)
Increase in net assets derived from capitalshare transactions	65,618,551	88,173
Net Increase (Decrease) in Net Assets	66,464,329	(122,967,964)
Net Assets:
Beginning of year	2,170,411,487	2,293,379,451
End of year	$2,236,875,816	$2,170,411,487
Undistributed net investment income	$56,253,746	$68,203,416

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-34

Diversified Income Series-34

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.290	$10.840	$10.530	$11.070	$11.020

Income (loss) from investment operations:
Net investment income[1]	0.274	0.349	0.333	0.331	0.376
Net realized and unrealized gain (loss)	0.086	(0.452)	0.221	(0.460)	0.384

Total from investment operations	0.360	(0.103)	0.554	(0.129)	0.760

Less dividends and distributions from:
Net investment income	(0.360)	(0.327)	(0.244)	(0.260)	(0.359)
Net realized gain	—	(0.120)	—	(0.151)	(0.351)

Total dividends and distributions	(0.360)	(0.447)	(0.244)	(0.411)	(0.710)

Net asset value, end of period	$10.290	$10.290	$10.840	$10.530	$11.070

Total return[2]	3.52%	(1.08% )	5.32%	(1.26% )	7.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$322,535	$339,023	$473,568	$489,953	$531,992
Ratio of expenses to average net assets	0.67%	0.67%	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets	2.63%	3.29%	3.09%	3.10%	3.43%
Portfolio turnover	247%	250%	252%	260%	216%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-35

 Delaware VIP® Diversified Income Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.220	$10.770	$10.470	$11.000	$10.960

Income (loss) from investment operations:
Net investment income[1]	0.246	0.321	0.305	0.303	0.347
Net realized and unrealized gain (loss)	0.088	(0.451)	0.212	(0.449)	0.376

Total from investment operations	0.334	(0.130)	0.517	(0.146)	0.723

Less dividends and distributions from:
Net investment income	(0.334)	(0.300)	(0.217)	(0.233)	(0.332)
Net realized gain	—	(0.120)	—	(0.151)	(0.351)

Total dividends and distributions	(0.334)	(0.420)	(0.217)	(0.384)	(0.683)

Net asset value, end of period	$10.220	$10.220	$10.770	$10.470	$11.000

Total return[2]	3.28%	(1.34% )	4.98%	(1.42% )	6.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,914,341	$1,831,388	$1,819,811	$1,536,240	$1,519,853
Ratio of expenses to average net assets	0.92%	0.92%	0.92%	0.92%	0.93%
Ratio of expenses to average net assetsprior to fees waived	0.97%	0.97%	0.97%	0.97%	0.98%
Ratio of net investment income to average net assets	2.38%	3.04%	2.84%	2.85%	3.18%
Ratio of net investment income to average net assets prior to fees waived	2.33%	2.99%	2.79%	2.80%	3.13%
Portfolio turnover	247%	250%	252%	260%	216%
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-36

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting—Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016 and matured on the next business day.

To Be Announced Trades (TBA)—The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At Dec. 31, 2016, the Series received $111,000 in cash and posted $1,008,000 in cash as collateral for TBA transactions as of Dec. 31, 2016, which is shown as “Cash collateral due from brokers” and “Cash collateral due to brokers”, respectively on the “Statement of assets and liabilities.”

Diversified Income Series-37

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes to foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gain taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2016, the Series was charged $104,673 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $165,886 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fee from Jan. 1, 2016 through December 31, 2016* in order to limit distribution and service fee of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

Diversified Income Series-38

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $46,278 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2016 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Series engaged in securities purchases of $22,811,650 and securities sales of $25,277,908, which resulted in net realized gains of $712.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$4,250,498,727
Purchases of U.S. government securities	1,160,456,103
Sales other than U.S. government securities	3,942,213,672
Sales of U.S. government securities	1,389,414,866

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purpose for the Fund were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$2,298,739,988	$28,509,349	$(50,928,935)	$(22,419,586)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 —	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 —

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates,yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 —	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Diversified Income Series-39

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$572,332,417	$551,386	$572,883,803
Collateralized Debt Obligations	—	41,407,153	—	41,407,153
Corporate Debt	—	1,121,589,164	—	1,121,589,164
Foreign Debt	—	106,358,689	—	106,358,689
Municipal Bonds	—	13,422,301	—	13,422,301
Senior Secured Loans[1]	—	214,183,400	5,905,533	220,088,933
Common Stock	—	—	—	—
Convertible Preferred Stock	—	6,336,195	—	6,336,195
Preferred Stock	—	11,236,072	—	11,236,072
U.S. Treasury Obligations	—	68,948,390	—	68,948,390
Short-Term Investments	—	114,049,702	—	114,049,702

Total Value of Securities	$—	$2,269,863,483	$6,456,919	$2,276,320,402

Foreign Currency Exchange Contracts	$—	$382,030	$—	$382,030
Futures Contracts	139,063	—	—	139,063
Swap Contracts	—	(212,381)	—	(212,381)

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	99.90%	0.10%	100.00%
Senior Secured Loans	97.32%	2.68%	100.00%

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of period in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as they are not considered significant to the Series’ net assets at the beginning, interim, or end of the year. Management has determined to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 was as follows:

	Year ended 12/31/16	Year ended 12/31/15
Ordinary income	$69,665,267	$81,693,074
Long-term capital gains	—	10,977,301

Total	$69,665,267	$92,670,375

Diversified Income Series-40

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,242,105,232
Undistributed ordinary income	58,342,745
Other temporary differences	(3,053,935)
Capital loss carryforwards	(37,886,179)
Net unrealized depreciation on investments, foreign currencies,and derivatives	(22,632,047)

Net assets	$2,236,875,816

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, straddle losses, amortization on convertible bonds, contingent payment debt instruments, tax treatment of CDS contracts and troubled debt.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, contingent payment debt instruments, amortization on convertible bonds, foreign capital gains tax and paydowns of asset-and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2016, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$4,347,637	$(4,347,637)

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 maybe carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
No Expiration
Short-term	Long-term	Total
$14,754,875	$23,131,304	$37,886,179

For federal income tax purposes, $7,933,661 of capital loss carryforward was utilized in the year ended Dec. 31, 2016.

Diversified Income Series-41

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/16	Year ended 12/31/15
Shares sold:
Standard Class	1,659,239	2,178,028
Service Class	12,404,945	15,136,868

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,101,891	1,398,396
Service Class	5,742,767	6,929,952

	20,908,842	25,643,244

Shares redeemed:
Standard Class	(4,371,189)	(14,303,180)
Service Class	(10,044,572)	(11,808,731)

	(14,415,761)	(26,111,911)

Net increase (decrease)	6,493,081	(468,667)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under theamendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amount outstanding as of Dec. 31, 2016, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. The Fund received $125,000 in security collateral for closed foreign currency exchange contracts.

Diversified Income Series-42

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

During the year ended Dec. 31, 2016, the Series entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that were denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2016, the Series posted $457,000 as margin for open futures contracts, which is presented on the “Statement of assets and liabilities” as “Cash collateral due from brokers.”

During the year ended Dec. 31, 2016, the Series used futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – During the year ended Dec. 31, 2016, the Series entered into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended Dec. 31, 2016 for the Series were as follows:

	Number of
Call Options	Contracts	Premiums
Options outstanding at Dec. 31, 2015	—	$—
Options written	2,567,849	195,079
Options expired	(2,567,000)	(62,423)
Options exercised	(849)	(132,656)

Options outstanding at Dec. 31, 2016	—	$—

	Number of
Put Options	Contracts	Premiums
Options outstanding at Dec. 31, 2015	—	$—
Options written	2,567,000	24,072
Options expired	(2,567,000)	(24,072)

Options outstanding at Dec. 31, 2016	—	$—

During the year ended Dec. 31, 2016, the Series used options contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — The Series may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Series may invest in interest swaps to manage the Series’ sensitivity to interest rates or to hedge against changes in interest rates. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

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 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2016, the Series entered into interest rate swap contracts to manage the Series’ sensitivity to interest rate or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2016, the Series entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2016, the Series used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Dec. 31, 2016, the Series posted $684,554 in cash as collateral for open centrally cleared swap contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.” At Dec. 31, 2016, the Series received $835,000 in cash as collateral for certain open derivatives, which is presented as “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Diversified Income Series-44

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

Fair values of derivative instruments as of Dec. 31, 2016 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$593,775	$—	$ —	$ —	$593,775
Variation margin due to broker from futures contracts*	—	—	219,380	—	219,380
Total	$593,775	$—	$219,380	$ —	$813,155

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$211,745	$ —	$ —	$ —	$211,745
Variation margin due to broker from futures contracts*	—	—	80,317	—	80,317
Unrealized depreciation on credit default swap contracts		—	—	17,000	17,000
Unrealized depreciation on interest rate swap contracts	—	—	125,908	—	125,908
Variation margin due to brokers on centrally cleared interest rate swap contracts	—	—	69,473	—	69,473
Total	$211,745	$—	$275,698	$17,000	$504,443

*Includes cumulative appreciation / depreciation of futures contracts from the date the contracts were opened through Dec. 31, 2016. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2016 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(961,344)	$ —	$ —	$86,495	$ —	$(874,849)
Equity contracts	—	(2,698,306)	—	—	—	(2,698,306)
Interest rate contracts	—	(1,369,614)	345,789	—	—	(1,023,825)
Credit contracts	—	—	—	(662,566)	2,529,195	1,866,629
Total	$(961,344)	$(4,067,920)	$345,789	$(576,071)	$2,529,195	$(2,730,351)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Currency contracts	$562,987	$ —	$ —	$ 562,987
Equity contracts	—	(184,052)	—	(184,052)
Interest rate contracts	—	1,539,346	(195,381)	1,343,965
Credit contracts	—	—	(297,538)	(297,538)
Total	$562,987	$1,355,294	$(492,919)	$1,425,362

Diversified Income Series-45

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2016:

	Long	Short
	Derivatives Volume	Derivatives Volume
Foreign currency exchange contracts (average cost)	USD 35,958,459	USD 56,872,419
Futures contracts (average notional value)	77,809,826	73,284,554
Options contracts (average notional value)	74,086	2,944
CDS contracts (average notional value)*	19,482,598	1,962,282
CDS contracts (average notional value)*	EUR 3,138,968	—
Interest rate swap contracts (average notional value)**	USD 19,970,853	—

* Long represents buying protection and short represents selling protection.

** Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2016, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$345,937	$(116,114)	$229,823
BNP Paribas	103,527	(32,066)	71,461
Hong Kong Shanghai Bank	10,203	—	10,203
JPMorgan Chase Bank	81,351	(2,120)	79,231
Toronto Dominion Bank	52,757	(61,445)	(8,688)

Total	$593,775	$(211,745)	$382,030

Diversified Income Series-46

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 9. Offsetting (continued)

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$229,823	$—	$(229,823)	$—	$—	$ —
BNP Paribas	71,461	—	—	—	—	71,461
Hong Kong Shanghai Bank	10,203	—	(10,203)	—	—	—
JPMorgan Chase Bank	79,231	—	—	—	—	79,231
Toronto Dominion Bank	(8,688)	—	—	—	—	(8,688)
Total	$382,030	$—	$(240,026)	$—	$—	$142,004

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(b)	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$18,960,509	$(18,960,509)	$—	$(18,960,509)	$—
Bank of Montreal	22,120,594	(22,120,594)	—	(22,120,594)	—
BNP Paribas	15,144,897	(15,144,897)	—	(15,144,897)	—
Total	$56,226,000	$(56,226,000)	$—	$(56,226,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

(b)The value of the related collateral exceeded the value of the net position and repurchase agreements as of Dec. 31, 2016.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities ,or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent, and the borrower.

Diversified Income Series-47

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 10. Securities Lending (continued)

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible

Diversified Income Series-48

 Delaware VIP® Diversified Income Series

 Notes to financial statements (continued)

 11. Credit and Market Risk (continued)

for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Series of certain amounts received by the Series because a U.S. Court of Appeals has ruled that the Series and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Series should not have received payment in full. Based upon currently available information related to the litigation and the Series’ potential exposure, the Series recorded a liability of $4,351,308 and an asset of $1,305,392 based on the expected recoveries to unsecured creditors as of Dec. 31, 2016 that resulted in a net decrease in the Series’ NAV to reflect this likely recovery.

14. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

Diversified Income Series-49

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Diversified Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

Diversified Income Series-50

 Delaware VIP® Trust — Delaware VIP Diversified Income Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Diversified Income Series investment management agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the 15(c) Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

Lipper currently classifies the Series as a core plus bond fund. Management believes that it would be more appropriate to include the Series in the general bond funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes — one, consisting of all underlying variable insurance product core plus bond funds, and the other, consisting of all underlying variable insurance product general bond funds. When compared to other core plus bond funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the third quartile, second quartile and first quartile, respectively, of its Performance Universe. When compared to other general bond funds, the Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that Series’ total return for the 3- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

Diversified Income Series-51

 Delaware VIP® Diversified Income Series

 Other Series information (Unaudited)

 Board consideration of Delaware VIP Diversified Income Series investment management agreement (continued)

When compared to other core plus bond funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. When compared to other core plus bond/general bond/ high yield funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2017 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Diversified Income Series-52

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1,3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	62	None
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005– 2011) —J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

Diversified Income Series-53

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean August 2011–March 2012) and Interim Dean) (January 2011–July 2011) —University of Miami School of Business Administration President — U.S. Trust,Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions(January 2003– January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Company —	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in 62 various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Series includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Diversified Income Series-54

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the

Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPDIVINC[12/16]BNY21382(2/17)(18579)	Diversified Income Series-55

Delaware VIP® Trust
Delaware VIP Emerging Markets Series
Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Portfolio management review	January 10, 2017

For the fiscal year ended Dec. 31, 2016, Delaware VIP Emerging Markets Series returned +13.93% for Standard Class shares and +13.68% for Service Class shares (both returns reflect reinvestment of all dividends). By comparison, the Series’ benchmark, the MSCI Emerging Markets Index, returned +11.60% (gross) and +11.19% (net) for the same period.

The Series’ fiscal year got off to a volatile start, plagued by pervasive concerns about the Chinese economy. Markets rebounded, however, as expectations moderated for further interest rate hikes in the United States, and the European Central Bank lowered interest rates and expanded its quantitative easing program. Depreciation of the U.S. dollar against many emerging market currencies, coupled with a rally in commodity prices, bolstered emerging market equity returns.

As the fiscal year progressed, the impeachment and removal of Brazil’s President Dilma Rousseff and the continued rebound in commodity prices drove performance higher. Concern about the economic outlook in China and Europe tempered these positives. The United Kingdom’s vote to leave the European Union had little effect on emerging market equities.

Emerging markets lost some momentum late in 2016 as the U.S. presidential election in November – that resulted in a surprise victory for Donald Trump – triggered a rise in U.S. bond yields and appreciation of the dollar. These developments negatively affected emerging market equities and currencies. Oil prices rose in the wake of an Organization of the Petroleum Exporting Countries (OPEC) agreement to cut production.

During the fiscal year, Brazil was the main contributor to the Series’ performance. Shares of Petrobras rose as the company executed on its plan to reduce debt through asset sales. Financial stocks including Itau Unibanco and Banco Santander Brasil posted strong returns buoyed by some signs of stabilization in the economy. Shares of Eletrobras rallied primarily due to expectations for improved operating performance following asset divestments and the appointment of new management.

In Russia, the Series’ overweight position was favorable, particularly in stocks such as Rosneft, Transneft, and Lukoil, which rose in sympathy with oil prices. In addition, the market responded positively to the partial sale of the Russian government’s stake in Rosneft to Glencore and the Qatari government. Sberbank of Russia rallied on improving sentiment toward Russia.

Elsewhere, the Series’ holdings in Argentina also contributed to performance. IRSA Inversiones y Representaciones outperformed after shares recovered from a large selloff in 2015 as investors believed the company’s acquisition in Israel could create value. Shares of Cresud rose on the back of improving investor sentiment toward the economy. Additionally, shares of Arcos Dorados Holdings rose due to improving quarterly results and recovering traffic in Brazil.

In contrast, in Mexico, the Series’ positions in Grupo Televisa and Femsa detracted from performance due to currency depreciation and concern that Donald Trump’s presidency may have a negative effect on Mexico’s economy. We believe that both companies appear well-positioned to benefit if long-term growth in consumption and income continues.

In China, underperformance primarily stemmed from the Series’ overweight position in the Internet sector. Shares of Sohu.com declined after the company disclosed that its online video business had further losses and funding requirements. Despite these concerns, we believe that the company’s overall portfolio of assets, particularly its search business, appears undervalued. Baidu underperformed as the company’s search advertising business remains subdued amid tighter regulations. We believe this slowdown is temporary, and we remain optimistic about the company’s potential for long-term growth. This underperformance was somewhat offset by SINA, which operates an online portal and owns a majority stake in Weibo, a leading Internet social-media platform. Shares of Weibo have risen as the company has shown progress in generating advertising revenue on its platform, and this in turn has boosted SINA’s valuation.

Elsewhere, in South Korea, shares of Samsung Electronics outperformed on expectations for improving shareholder return policies. However, the scandal surrounding Korea’s President Park raised questions about her relationship with large conglomerate groups, which appeared to affect sentiment toward stocks such as CJ Corp. We believe that the underlying franchises remain strong, the company is well-positioned if long-term consumption growth in South Korea and China continues, and valuations are, in our view, inexpensive. In India, shares of Reliance Industries declined in the second quarter as refining margins contracted, while the company’s launch of 4G telecom services was further delayed. Our conviction in this stock lies primarily in the company’s refining and petrochemical assets, which have some of the lowest costs globally. We do not believe that the stock’s valuation fully reflects the potential for growth coming from capacity expansions in these businesses.

Among sectors, financials contributed the most to performance mainly due to the Series’ positions in Itau Unibanco and Banco Santander Brasil and Sberbank of Russia. On the negative side, the technology sector detracted the most from performance due to Sohu.com and Baidu in China.

Despite a challenging macroeconomic backdrop, we believe that there are pockets of opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. Our

Emerging Markets Series-1

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Portfolio management review (continued)

investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to our estimates of their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Sectors we currently favor include technology and telecommunications.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
Emerging Markets Series-2

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Emerging Markets Series
Average annual total returns
For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on May 1, 1997)	+13.93%	-3.61%	+2.45%	+2.54%	+6.68%

Service Class shares (commenced operations on May 1, 2000)	+13.68%	-3.85%	+2.20%	+2.29%	+9.04%

MSCI Emerging Markets Index (gross)	+11.60%	-2.19%	+1.64%	+2.17%	n/a

MSCI Emerging Markets Index (net)	+11.19%	-2.55%	+1.28%	+1.84%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.60%, while total operating expenses for Standard Class and Service Class shares were 1.37% and 1.67%, respectively. The management fee for Standard Class and Service Class shares was 1.25%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.35% of the Series’ average daily net assets from April 29, 2016 through Dec. 31, 2016.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.**

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*	The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2017. Prior to April 29, 2016 there was no waiver for the Series.
**	The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

Emerging Markets Series-3

 Delaware VIP® Emerging Markets Series

 Performance summary (continued)

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
— Delaware VIP Emerging Markets Series (Standard Class)	$10,000	$12,855
––MSCI Emerging Markets Index (gross)	$10,000	$12,399
---MSCI Emerging Markets Index (net)	$10,000	$11,996

The graph shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Emerging Markets Series-4

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Disclosure of Series expenses

 For the six-month period from July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$1,070.40	1.35%	$7.03
Service Class	1,000.00	1,068.70	1.60%	8.32
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.35	1.35%	$6.85
Service Class	1,000.00	1,017.09	1.60%	8.11

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Emerging Markets Series-5

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Security type / country and sector allocations

 As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets

Common Stock by Country	92.29%

Argentina	4.76%
Bahrain	0.08%
Brazil	13.58%
Chile	0.85%
China/Hong Kong	22.19%
France	1.59%
India	6.09%
Indonesia	0.41%
Malaysia	1.14%
Mexico	5.46%
Peru	0.28%
Poland	0.03%
Republic of Korea	16.58%
Russia	7.00%
South Africa	1.67%
Taiwan	7.07%
Thailand	0.89%
Turkey	0.83%
United Kingdom	0.35%
United States	1.44%

Exchange-Traded Fund	1.53%

Preferred Stock by Country	7.51%

Brazil	2.36%
Republic of Korea	2.68%
Russia	2.47%

Participation Notes	0.00%

Total Value of Securities	101.33%

Liabilities Net of Receivables and Other Assets	(1.33%)

Total Net Assets	100.00%

Common stock, preferred stock, participation notes and rights by sectorà	Percentage of net assets

Consumer Discretionary	8.56%
Consumer Staples	9.24%
Energy	15.32%
Financials	9.99%
Healthcare	1.59%
Industrials	3.34%
Information Technology*	30.78%
Materials	5.97%
Real Estate	2.81%
Telecommunication Services	11.79%
Utilities	1.94%

Total	101.33%

à Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

* To monitor compliance with the Series’ concentration guidelines, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, Internet, semiconductors, and software. As of Dec. 31, 2016, such amounts, as a percentage of total net assets, were 16.16%, 12.10%, and 2.52%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Emerging Markets Series-6

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Schedule of investments

 December 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 92.29% Δ
Argentina – 4.76%
Arcos Dorados Holdings Class A †	449,841	$2,429,141
Cresud ADR †	328,977	5,187,967
Grupo Clarin Class B GDR 144A #	209,100	5,283,978
IRSA Inversiones y Representaciones ADR †	430,000	7,929,200
Pampa Energia ADR †	44,500	1,549,045
YPF ADR	106,800	1,762,200

		24,141,531

Bahrain – 0.08%
Aluminum Bahrain BCS GDR 144A #	91,200	387,007

		387,007

Brazil – 13.58%
Aes Tiete Energia	330,193	1,420,316
B2W Cia Digital †	1,927,799	6,041,586
Banco Bradesco ADR	660,000	5,748,600
Banco Santander Brasil ADR	235,000	2,089,150
Braskem ADR	78,499	1,664,964
BRF ADR	341,500	5,040,540
Centrais Eletricas Brasileiras †	711,800	4,988,527
Cia Brasileira de Distribuicao ADR	395,790	6,550,326
Cia Hering	514,500	2,390,156
Cyrela Brazil Realty Empreendimentos e Participacoes	266,900	842,186
Gerdau	389,400	945,175
Gerdau ADR	444,900	1,396,986
Hypermarcas	553,000	4,439,700
Itau Unibanco Holding ADR	732,050	7,525,474
JBS	393,784	1,379,278
Petroleo Brasileiro ADR †	488,906	4,942,840
Rumo Logistica Operadora Multimodal †	166,548	314,193
Telefonica Brasil ADR	392,181	5,247,382
TIM Participacoes ADR	500,000	5,900,000

		68,867,379

Chile – 0.85%
Sociedad Quimica y Minera de Chile ADR	150,000	4,297,500

		4,297,500

China/Hong Kong – 22.19%
Alibaba Group Holding ADR †	75,000	6,585,750
Baidu ADR †	130,000	21,373,300
China Mengniu Dairy	1,448,000	2,776,473
China Mobile ADR	200,000	10,486,000
China Petroleum & Chemical	2,260,000	1,591,645
China Petroleum & Chemical ADR	42,234	2,999,459
Ctrip.com International ADR †	319,400	12,776,000
First Pacific	3,185,195	2,222,001
JD.com ADR †	91,700	2,332,848
Kunlun Energy	4,622,900	3,444,256
PetroChina Class H	3,000,000	2,228,038
Qunar Cayman Islands ADR †	42,500	1,280,525
SINA †	200,000	12,158,000

	Number of shares	Value (U.S. $)

Common Stock Δ (continued)
China/Hong Kong (continued)
Sohu.com †	491,279	$16,649,445
Tencent Holdings	412,500	10,001,935
Tianjin Development Holdings	35,950	18,806
Tingyi Cayman Islands Holding	1,706,000	2,068,231
Weibo ADR †	20,000	812,000
ZTO Express Cayman ADR †	62,100	749,547

		112,554,259

France – 1.59%
Sanofi ADR	200,000	8,088,000

		8,088,000

India – 6.09%
Cairn India	473,000	1,680,191
Indiabulls Real Estate GDR †	44,628	46,831
Makemytrip †	100,000	2,220,000
RattanIndia Infrastructure GDR =†	131,652	5,819
Reliance Communications †	1,194,362	596,856
Reliance Industries	800,000	12,725,426
Reliance Industries GDR 144A #	430,000	13,566,500
Sify Technologies ADR	91,200	66,576

		30,908,199

Indonesia – 0.41%
Tambang Batubara Bukit Asam Persero	2,241,097	2,066,882

		2,066,882

Malaysia – 1.14%
Hong Leong Bank	1,549,790	4,653,154
UEM Sunrise	4,748,132	1,107,250

		5,760,404

Mexico – 5.46%
America Movil Class L ADR	213,290	2,681,053
Cemex ADR †	486,720	3,908,362
Fomento Economico Mexicano ADR	98,307	7,491,976
Grupo Financiero Banorte Class O	754,700	3,717,133
Grupo Lala	606,200	881,681
Grupo Televisa ADR	432,500	9,034,925

		27,715,130

Peru – 0.28%
Cia de Minas Buenaventura ADR	125,440	1,414,963

		1,414,963

Poland – 0.03%
Jastrzebska Spolka Weglowa †	9,501	151,892

		151,892

Republic of Korea – 16.58%
CJ	45,695	7,066,166
Hite Jinro	150,000	2,618,910
KB Financial Group ADR	134,209	4,736,236
KCC	3,272	972,423
LG Display ADR	188,309	2,419,771
LG Electronics	62,908	2,685,693
LG Uplus	500,000	4,738,949
Lotte Chilsung Beverage	8	9,676

Emerging Markets Series-7

 Delaware VIP® Emerging Markets Series

 Schedule of investments (continued)

	Number of shares	Value (U.S. $)
Common Stock Δ (continued)
Republic of Korea (continued)
Lotte Confectionery	29,040	$4,290,089
Samsung Electronics	19,654	29,251,306
Samsung Life Insurance	71,180	6,625,106
Samsung SDI	17,625	1,586,662
SK Communications †	95,525	219,870
SK Telecom	16,491	3,056,459
SK Telecom ADR	660,000	13,794,000

		84,071,316

Russia – 7.00%
Chelyabinsk Zinc Plant GDR †	69,200	740,246
Enel OGK-5 GDR †	15,101	12,295
Etalon Group GDR 144A #=	354,800	1,133,586
Gazprom ADR	783,900	3,954,894
LUKOIL ADR (London International Exchange)	133,500	7,478,082
MegaFon GDR	234,178	2,212,982
Mobile TeleSystems ADR	154,402	1,406,602
Sberbank of Russia =	3,308,402	9,343,559
Surgutneftegas ADR	294,652	1,485,440
T Plus =†	25,634	0
VimpelCom ADR	963,900	3,711,015
Yandex Class A †	200,000	4,026,000

		35,504,701

South Africa – 1.67%
ArcelorMittal South Africa †	374,610	313,681
Impala Platinum Holdings †	135,751	417,672
Sun International	168,124	1,061,818
Tongaat-Hulett	182,915	1,741,946
Vodacom Group	444,868	4,928,448

		8,463,565

Taiwan – 7.07%
Formosa Chemicals & Fibre	2,128,998	6,340,460
Hon Hai Precision Industry	1,105,707	2,876,041
MediaTek	1,045,000	6,981,376
President Chain Store	890,000	6,361,928
Taiwan Semiconductor Manufacturing	2,375,864	13,307,822

		35,867,627

Thailand – 0.89%
Bangkok Bank-Foreign	638,091	2,868,292
PTT Exploration & Production – Foreign	617,051	1,658,484

		4,526,776

Turkey – 0.83%
Turkcell Iletisim Hizmetleri †	368,462	1,017,399
Turkiye Sise ve Cam Fabrikalari	2,955,292	3,204,366

		4,221,765

United Kingdom – 0.35%
Anglo American ADR †	92,815	654,346
Griffin Mining †	1,642,873	1,098,438

		1,752,784

	Number of shares	Value (U.S. $)
Common Stock Δ (continued)
United States - 1.44%
Avon Products †	241,200	$1,215,648
Yahoo †	157,300	6,082,791

		7,298,439

Total Common Stock (cost $513,202,758)		468,060,119

Exchange-Traded Fund – 1.53%
iShares MSCI Turkey	240,000	7,792,800

Total Exchange-Traded Fund (cost $10,144,639)		7,792,800

Preferred Stock – 7.51%
Brazil – 2.36%
Braskem Class A 3.59%	288,768	3,038,776
Centrais Eletricas Brasileiras Class B †	233,700	1,859,002
Petroleo Brasileiro Class A ADR †	403,795	3,557,434
Vale Class A †	489,400	3,509,570

		11,964,782

Republic of Korea – 2.68%
CJ 1.83%	28,030	1,730,561
Samsung Electronics 1.47%	9,995	11,834,440

		13,565,001

Russia – 2.47%
AK Transneft =†	3,887	12,542,695

		12,542,695

Total Preferred Stock (cost $28,454,111)		38,072,478

Emerging Markets Series-8

  Delaware VIP® Emerging Markets Series

  Schedule of investments (continued)

	Number of shares	Value (U.S. $)

Participation Notes – 0.00%
Lehman Indian Oil CW 12 LEPO 144A #=†	100,339	$0
Lehman Oil & Natural Gas CW 12 LEPO =†	146,971	0

Total Participation Notes (cost $4,952,197)		0

Total Value of Securities – 101.33% (cost $556,753,705)	$513,925,397

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2016, the aggregate value of Rule 144A securities was $20,371,071, which represents 4.02% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2016, the aggregate value of fair valued securities was $23,025,659, which represents 4.54% of the Series’ net assets. See Note 1 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income-producing security.

Summary of Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LEPO – Low Exercise Price Option

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-9

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$513,925,397
Foreign currencies, at value[2]	1,289,853
Receivable for securities sold	1,159,004
Dividends and interest receivable	563,843
Receivable for series shares sold	317,348
Foreign tax reclaims receivable	50,697

Total assets	517,306,142

Liabilities:
Cash due to custodian	8,193,759
Payable for series shares redeemed	319,015
Investment management fees payable	521,048
Other accrued expenses	256,941
Distribution fees payable to affiliates	65,361
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,196
Accounting and administration expenses payable to affiliates	2,004
Trustees’ fees and expenses payable	1,243
Legal fees payable to affiliates	908
Reports and statements to shareholders payable to affiliates	448
Deferred capital gains tax	766,080

Total liabilities	10,130,003

Total Net Assets	$507,176,139

Net Assets Consist of:
Paid-in capital	$561,191,506
Distributions in excess of net investment income	(1,316,393)
Accumulated net realized loss on investments	(9,028,123)
Net unrealized depreciation of investments	(43,594,388)
Net unrealized depreciation of foreign currencies	(76,463)

Total Net Assets	$507,176,139

Standard Class:
Net assets	$196,918,118
Shares of beneficial interest outstanding, unlimited authorization, no par	10,978,210
Net asset value per share	$17.94

Service Class:
Net assets	$310,258,021
Shares of beneficial interest outstanding, unlimited authorization, no par	17,352,900
Net asset value per share	$17.88

[1] Investments, at cost	$556,753,705
[2] Foreign currencies, at cost	1,366,748

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-10

 Delaware VIP® Trust —

 Delaware VIP Emerging Markets Series

 Statement of operations

 Year ended December 31, 2016

Investment Income:
Dividends	$10,553,674
Interest	171
Foreign tax withheld	(1,076,858)

9,476,987

Expenses:
Management fees	6,213,500
Distribution expenses - Service Class	931,731
Custodian fees	300,318
Accounting and administration expenses	159,385
Reports and statements to shareholders	67,184
Legal fees	63,435
Audit and tax	46,139
Dividend disbursing and transfer agent fees and expenses	42,657
Trustees’ fees and expenses	24,674
Registration fees	634
Other	22,448

7,872,105
Less waived distribution expenses - Service Class	(155,122)
Less expenses waived	(146,069)
Less expense paid indirectly	(2)

Total operating expenses	7,570,912

Net Investment Income	1,906,075

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,174,813)
Foreign currencies	259,620
Foreign currency exchange contracts	192,163

Net realized loss	(7,723,030)

Net change in unrealized appreciation (depreciation) of:
Investments*	72,060,893
Foreign currencies	(56,909)
Foreign currency exchange contracts	(5,788)

Net change in unrealized appreciation (depreciation)	71,998,196

Net Realized and Unrealized Gain	64,275,166

Net Increase in Net Assets Resulting from Operations	$66,181,241

* Includes $645,677 increase in capital gains tax accrued.

Delaware VIP Trust —

Delaware VIP Emerging Markets Series

Statements of changes in net assets

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,906,075	$2,798,248
Net realized gain (loss)	(7,723,030)	10,873,179
Net change in unrealized appreciation (depreciation)	71,998,196	(92,838,362)

Net increase (decrease) in net assets resulting from operations	66,181,241	(79,166,935)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(2,030,270)	(1,532,363)
Service Class	(2,640,795)	(2,026,629)

Net realized gain:
Standard Class	(4,039,055)	(3,597,723)
Service Class	(6,943,628)	(7,093,200)

	(15,653,748)	(14,249,915)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	27,763,272	46,941,160
Service Class	20,375,722	40,578,196

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,069,325	5,130,086
Service Class	9,584,423	9,119,829

	63,792,742	101,769,271

Cost of shares redeemed:
Standard Class	(28,056,005)	(19,407,226)
Service Class	(61,248,819)	(41,453,614)

	(89,304,824)	(60,860,840)

Increase (decrease) in net assets derived from capital share transactions	(25,512,082)	40,908,431

Net Increase (Decrease) in Net Assets	25,015,411	(52,508,419)

Net Assets:
Beginning of year	482,160,728	534,669,147

End of year	$507,176,139	$482,160,728

Undistributed (distributions in excess of) net investment income	$(1,316,393)	$1,020,895

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-11

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$16.270	$19.540	$21.470	$19.840	$17.510

Income (loss) from investment operations:
Net investment income[1]	0.092	0.127	0.133	0.138	0.205
Net realized and unrealized gain (loss)	2.143	(2.858)	(1.849)	1.839	2.316

Total from investment operations	2.235	(2.731)	(1.716)	1.977	2.521

Less dividends and distributions from:
Net investment income	(0.189)	(0.161)	(0.135)	(0.347)	(0.191)
Net realized gain	(0.376)	(0.378)	(0.079)	—	—

Total dividends and distributions	(0.565)	(0.539)	(0.214)	(0.347)	(0.191)

Net asset value, end of period	$17.940	$16.270	$19.540	$21.470	$19.840

Total return[2]	13.93%	(14.51% )	(8.06% )	10.14%	14.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$196,918	$172,098	$172,200	$175,134	$140,966
Ratio of expenses to average net assets	1.37%	1.37%	1.38%	1.41%	1.40%
Ratio of expenses to average net assets prior to fees waived	1.40%	1.37%	1.38%	1.41%	1.40%
Ratio of net investment income to average net assets	0.53%	0.70%	0.62%	0.68%	1.11%
Ratio of net investment income to average net assets prior to fees waived	0.50%	0.70%	0.62%	0.68%	1.11%
Portfolio turnover	8%	6%	5%	16%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-12

 Delaware VIP® Emerging Markets Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$16.210	$19.480	$21.400	$19.780	$17.450

Income (loss) from investment operations:
Net investment income[1]	0.049	0.081	0.079	0.087	0.158
Net realized and unrealized gain (loss)	2.140	(2.865)	(1.836)	1.834	2.312

Total from investment operations	2.189	(2.784)	(1.757)	1.921	2.470

Less dividends and distributions from:
Net investment income	(0.143)	(0.108)	(0.084)	(0.301)	(0.140)
Net realized gain	(0.376)	(0.378)	(0.079)	—	—

Total dividends and distributions	(0.519)	(0.486)	(0.163)	(0.301)	(0.140)

Net asset value, end of period	$17.880	$16.210	$19.480	$21.400	$19.780

Total return[2]	13.68%	(14.77% )	(8.26% )	9.86%	14.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$310,258	$310,063	$362,469	$406,571	$389,349
Ratio of expenses to average net assets	1.62%	1.62%	1.63%	1.66%	1.65%
Ratio of expenses to average net assets prior to fees waived	1.70%	1.67%	1.68%	1.71%	1.70%
Ratio of net investment income to average net assets	0.28%	0.45%	0.37%	0.43%	0.86%
Ratio of net investment income to average net assets prior to fees waived	0.20%	0.40%	0.32%	0.38%	0.81%
Portfolio turnover	8%	6%	5%	16%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-13

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2016, the Series had no open repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Emerging Markets Series-14

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $2 under this agreement.

During the year ended Dec. 31, 2016, the Series frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Series maintains a negative cash balance and the Series’ investments decrease in value, the Series’ losses will be greater than if the Series did not maintain a negative cash balance. The Series is required to pay interest to the custodian on negative cash balances. During the year ended Dec. 31, 2016, the Series had an average outstanding overdraft balance equal to 3.20% of its average net assets for which it was charged interest of $49,140, which is included on the “Statement of operations” under “Custodian fees.” The average borrowing rate charged on the overdraft was 0.62%.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, taxes, interest, short sale dividend and interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 1.35% of the Series’ average daily net assets from April 29, 2016 through Dec. 31, 2016.* Prior to April 29, 2016, the Series’ had no management fee waiver. These expense waivers and reimbursements may only be terminated by agreement of DMC and the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2016, the Series was charged $23,539 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $37,312 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2016 through Dec. 31, 2016** in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

Emerging Markets Series-15

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

 2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. These amounts are included on the “Statement of operations” under “Legal fees.” For the year ended Dec. 31, 2016, the Series was charged $10,465 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

* The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2017.

**The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$38,644,262
Sales	77,502,811

At Dec. 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$561,608,871	$112,470,397	$(160,153,871)	$(47,683,474)

U.S.GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Emerging Markets Series-16

  Delaware VIP® Emerging Markets Series

  Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$18,857,553	$5,283,978	$—	$24,141,531
Bahrain	—	387,007	—	387,007
Brazil	68,867,379	—	—	68,867,379
Chile	4,297,500	—	—	4,297,500
China/Hong Kong	88,202,874	24,351,385	—	112,554,259
France	8,088,000	—	—	8,088,000
India	15,899,907	15,008,292	—	30,908,199
Indonesia	—	2,066,882	—	2,066,882
Malaysia	—	5,760,404	—	5,760,404
Mexico	27,715,130	—	—	27,715,130
Peru	1,414,963	—	—	1,414,963
Poland	151,892	—	—	151,892
Republic of Korea	21,169,877	62,901,439	—	84,071,316
Russia	12,096,845	23,407,856	—	35,504,701
South Africa	2,055,627	6,407,938	—	8,463,565
Taiwan	—	35,867,627	—	35,867,627
Thailand	1,658,484	2,868,292	—	4,526,776
Turkey	—	4,221,765	—	4,221,765
United Kingdom	1,752,784	—	—	1,752,784
United States	7,298,439	—	—	7,298,439
Exchange-Traded Fund	7,792,800	—	—	7,792,800
Preferred Stock[1]	11,964,782	26,107,696	—	38,072,478
Participation Notes	—	—	—	—

Total Value of Securities	$299,284,836	$214,640,561	$—	$513,925,397

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 31.43% and 68.57%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

As a result of utilizing international fair value pricing at Dec. 31, 2016, a portion of the common stock in the portfolio was categorized as Level 2.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments.

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ net asset value is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

Emerging Markets Series-17

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 was as follows:

	Year ended 12/31/16	Year ended 12/31/15
Ordinary income	$4,695,146	$4,256,776
Long-term capital gain	10,958,602	9,993,139

	$15,653,748	$14,249,915

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$561,191,506
Undistributed ordinary income	2,766,043
Capital loss carryforwards	(8,255,393)
Unrealized depreciation on investments, foreign currencies, and derivatives	(48,526,017)

Net assets	$507,176,139

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of unrealized gain on investments in passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and redesignation of dividends and distributions. Results of operations and net assets were not affected by these classification. For the year ended Dec. 31, 2016, the Series recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$427,702	$(427,702)

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Series has capital loss carryforwards available to offset future realized gains as follows:

Loss carryforward character

Short-term	Long-term
$—	$8,255,393

Emerging Markets Series-18

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/16	Year ended 12/31/15
Shares sold:
Standard Class	1,626,179	2,613,870
Service Class	1,201,505	2,337,333
Shares issued upon reinvestment of dividends and distributions:
Standard Class	357,439	254,848
Service Class	565,453	453,722

	3,750,576	5,659,773

Shares redeemed:
Standard Class	(1,584,591)	(1,100,029)
Service Class	(3,537,319)	(2,275,226)

	(5,121,910)	(3,375,255)

Net increase (decrease)	(1,371,334)	2,284,518

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amounts outstanding as of Dec. 31, 2016 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2016, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Emerging Markets Series-19

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

At Dec. 31, 2016, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed as “Net realized gain on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2016.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$5,614	$137,448

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2016, the Series had the no assets and liabilities subject to offsetting provisions.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan

Emerging Markets Series-20

 Delaware VIP® Emerging Markets Series

 Notes to financial statements (continued)

 10. Securities Lending (continued)

premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

Emerging Markets Series-21

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

Emerging Markets Series-22

 Delaware VIP® Trust — Delaware VIP Emerging Markets Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Emerging Markets Series investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Emerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2017 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Emerging Markets Series-23

 Delaware VIP® Emerging Markets Series

 Other Series information (Unaudited)

 Board consideration of Delaware VIP Emerging Markets Series investment management agreement (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
70.01%	29.99%	100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) and (B) are based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $668,729. The gross foreign source income earned during the fiscal year 2016 by the Series was $10,388,032.

Emerging Markets Series-24

 Delaware Investments® Family of Funds

 Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	62	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

Emerging Markets Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa	Trustee	Since	Chief Executive Officer —	62	Trust Manager and
2005 Market Street		September 2011	Banco Itaú		Audit Committee
Philadelphia, PA 19103			International		Member — Camden
			(April 2012–December 2016)		Property Trust
January 1956
			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Emerging Markets Series-26

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPEM [12/16] BNY 21383 (2/17) (18579)	Emerging Markets Series-27

Delaware VIP® Trust
Delaware VIP High Yield Series
Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP High Yield Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP High Yield Series
Portfolio management review	January 10, 2017

For the fiscal year ended Dec. 31, 2016, Delaware VIP High Yield Series Standard Class shares returned +13.16%, and Service Class shares returned +12.91%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned +17.49%.

The opening weeks of the Series’ fiscal year were marked by a steep fall in commodity prices, especially oil. In February 2016, a rebound in commodity prices, combined with the U.S. Federal Reserve’s assurance of continued monetary accommodation, sparked a rally in high yield bond prices that persisted throughout the fiscal period. In the closing months of 2016, notable events included the election of Donald Trump as the next U.S. president, the post-election rally, and a hike in interest rates, just the Fed’s second in a decade. As a result, credit spreads finished inside their historical averages and nearly 2% tighter than where they were at the start of the fiscal year.

Importantly, the recovery in oil prices — coupled with a global search for yield — reopened capital markets to energy companies. This backdrop allowed many distressed businesses to extend maturity profiles by accessing both debt and equity markets, despite an oil price environment that, in our view, was not supportive of business models and balance sheets. Given the weak pricing environment, defaults among high yield energy companies climbed to the low double digits, versus low single digits for the rest of the high yield sector. Nevertheless, it was the meaningful recovery in oil prices that allowed the energy sector to return 39.4% at the end of the fiscal year.

More broadly, domestic high yield bonds benefited from a global search for income. Almost three-quarters of developed-market debt now trades at a negative yield, and global central banks gave no indication that a new monetary tightening cycle was close at hand. In that environment, most industry groups performed relatively well, with gaming, consumer products, chemicals, and technology all outperforming the BofA Merrill Lynch U.S. High Yield Constrained Index.

Shifting currents within the high yield market created significant managerial challenges for the Series. As the fiscal year began, we trimmed exposure to the energy sector; at one point, the Series’ allocation to the group fell to just 3% of assets. Though we subsequently increased the Series’ energy holdings, we finished the fiscal period about 4 percentage points below the sector’s 13% weighting in the benchmark.

Elsewhere, we added marginally to the Series’ metals and mining allocation as the recovery in commodity prices gained traction. We also added so-called “fallen angels” (that is, bonds that were downgraded from investment grade to high yield) whose credit ratings had dropped below investment grade after the plunge in oil prices. Finally, we added holdings that fit our up-in-quality criteria.

Among individual holdings, the Series’ overweight position in Builders FirstSource contributed to relative performance. The company owns and operates 55 distribution centers and manufacturing facilities for building materials throughout the United States. In our view, the company benefited from a healthy environment for residential home construction, strong free cash flow, a U.S.-centric clientele, and a plan for shedding debt.

After several difficult years, U.S. steelmaker AK Steel recovered strongly in 2016 due to several favorable trade rulings and continued strength in the U.S. auto industry. Another basic materials company, Australia-based FMG Resources, gained from a recovery in iron ore prices, positive free cash flow, a reduction in debt, and a favorable cost structure. As a result, we added to the Series’ position.

Most of the Series’ underperforming positions suffered from weak free cash flows and overleveraged balance sheets, exacerbated by a difficult business environment. Among the primary detractors from relative performance was Immucor, whose products are designed to support immune system health. Given the near-term challenges posed by, in our view, an overlevered balance sheet, we reduced the Series’ position.

The Series also experienced underperformance due to negative market reaction surrounding Deutsche Bank’s perceived inability to pay coupons on its Alternative Tier 1 (AT1) securities. Portfolio names such as CS, RBS and SOCGEN experienced weakness in their respective AT1 securities. Given our view of further downside risks we exited the Series’ opportunistic AT1 securities.

Neiman Marcus bonds likewise reduced returns. The luxury products retailer suffered material same-store sales declines despite generally robust consumer spending. Neiman Marcus announced stronger earnings toward the end of the fiscal year, however, and the Series retains a decreased position.

We believe the Series may be positioned to benefit from a bottom-up, bond-by-bond approach that, if accurate, would play to our strength as fundamental credit analysts. However, given the resilience of the U.S. economy (compared with much of the developed world) we continue to favor companies with a domestic focus. As noted earlier, the Series continues to be overweight businesses that we view as having healthy free cash flows, a disciplined strategy of capital allocation, and a commitment to deleveraging. We are generally satisfied with the Series’ current yield profile, though we may look to add income to the portfolio if opportunities present themselves.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
High Yield Series-1

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP High Yield Series
Average annual total returns
For period ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on July 28, 1988)	+13.16%	+1.77%	+6.28%	+6.40%	+6.82%

Service Class shares (commenced operations on May 1, 2000)	+12.91%	+1.51%	+5.99%	+6.12%	+6.11%

BofA Merrill Lynch U.S. High Yield Constrained Index	+17.49%	+4.73%	+7.35%	+7.45%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.75% and 1.05%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

High Yield Series-2

 Delaware VIP High Yield Series

 Performance summary (continued)

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
-- BofA Merrill Lynch U.S. High Yield Constrained Index	$10,000	$20,508
-- Delaware VIP High Yield Series (Standard Class)	$10,000	$18,593

The graph shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The graph also shows $10,000 invested in the BofA Merrill Lynch U.S. High Yield Constrained Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Performance of Service Class shares will vary due to different charges and expenses.

High Yield Series-3

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Disclosure of Series expenses

 For the six-month period July 1, 2016 to December 31, 2016 (Unaudited)

Past performance is not a guarantee of future results.

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$1,066.40	0.74%	$3.84
Service Class	1,000.00	1,064.50	0.99%	5.14
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.74%	$3.76
Service Class	1,000.00	1,020.16	0.99%	5.03

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

High Yield Series-4

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Security type / sector allocation

As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Corporate Bonds	88.84%
Automotive	0.81%
Banking	3.48%
Basic Industry	14.37%
Capital Goods	4.83%
Consumer Cyclical	5.44%
Consumer Non-Cyclical	3.40%
Energy	13.60%
Financial Services	1.01%
Healthcare	7.13%
Insurance	1.79%
Media	9.92%
Real Estate	0.73%
Services	5.05%
Technology & Electronics	5.76%
Telecommunications	7.54%
Transportation	0.52%
Utilities	3.46%

Senior Secured Loans	6.71%

Common Stock	0.00%

Preferred Stock	1.01%

Short-Term Investments	3.33%

Total Value of Securities	99.89%

Receivables and Other Assets Net of Liabilities	0.11%

Total Net Assets	100.00%

High Yield Series-5

Delaware VIP® Trust — Delaware VIP High Yield Series

Schedule of investments

December 31, 2016

	Principal amount°	Value (U.S. $)

Corporate Bonds - 88.84%
Automotive - 0.81%
American Tire Distributors 144A 10.25% 3/1/22 #	1,580,000	$1,523,641
Gates Global 144A 6.00% 7/15/22 #	710,000	697,930

		2,221,571

Banking - 3.48%
Ally Financial 5.75% 11/20/25	1,740,000	1,742,175
Credit Suisse Group 144A 6.25% 12/29/49 #•	1,515,000	1,478,943
Lloyds Banking Group 7.50% 4/30/49 •	1,450,000	1,497,125
Popular 7.00% 7/1/19	1,895,000	1,963,694
Royal Bank of Scotland Group 8.625% 12/29/49 •	1,395,000	1,426,387
UBS Group 6.875% 12/29/49 •	1,425,000	1,411,514

		9,519,838

Basic Industry - 14.37%
AK Steel
7.625% 5/15/20	954,000	977,850
7.625% 10/1/21	485,000	521,981
Beacon Roofing Supply 6.375% 10/1/23	1,030,000	1,104,036
BMC East 144A 5.50% 10/1/24 #	855,000	855,000
Boise Cascade 144A 5.625% 9/1/24 #	1,465,000	1,461,337
Builders FirstSource
144A 5.625% 9/1/24 #	730,000	736,387
144A 10.75% 8/15/23 #	1,790,000	2,062,975
Cemex 144A 7.75% 4/16/26 #	1,880,000	2,086,800
Cemex Finance 144A 6.00% 4/1/24 #	785,000	808,550
Cliffs Natural Resources
144A 7.75% 3/31/20 #	334,000	344,855
144A 8.00% 9/30/20 #	325,000	339,625
FMG Resources August 2006
144A 6.875% 4/1/22 #	2,290,000	2,387,325
144A 9.75% 3/1/22 #	255,000	297,093
Freeport-McMoRan
4.55% 11/14/24	900,000	848,250
144A 6.50% 11/15/20 #	1,500,000	1,548,750
144A 6.875% 2/15/23 #	1,020,000	1,076,100
Grinding Media 144A 7.375% 12/15/23 #	375,000	394,913
Hudbay Minerals
144A 7.25% 1/15/23 #	140,000	145,250
144A 7.625% 1/15/25 #	700,000	729,316
James Hardie International Finance 144A 5.875% 2/15/23 #	1,120,000	1,164,800
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	595,000	655,987
Kraton Polymers 144A 10.50% 4/15/23 #	1,270,000	1,438,275
Lennar 4.75% 5/30/25	703,000	688,940
M/I Homes 6.75% 1/15/21	1,101,000	1,153,297

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Basic Industry (continued)
NCI Building Systems 144A 8.25% 1/15/23 #	1,214,000	$1,317,190
New Gold
144A 6.25% 11/15/22 #	465,000	478,950
144A 7.00% 4/15/20 #	560,000	576,800
NOVA Chemicals 144A 5.00% 5/1/25 #	835,000	820,129
Novelis
144A 5.875% 9/30/26 #	180,000	182,250
144A 6.25% 8/15/24 #	1,795,000	1,907,187
PQ 144A 6.75% 11/15/22 #	1,415,000	1,517,587
PulteGroup 5.00% 1/15/27	710,000	677,163
Steel Dynamics 144A 5.00% 12/15/26 #	1,375,000	1,373,281
Summit Materials
6.125% 7/15/23	1,540,000	1,588,110
8.50% 4/15/22	380,000	421,800
US Concrete 6.375% 6/1/24	1,430,000	1,515,800
Vale Overseas 6.25% 8/10/26	1,265,000	1,318,763
Zekelman Industries 144A 9.875% 6/15/23 #	1,580,000	1,773,550

		39,296,252

Capital Goods - 4.83%
Ardagh Packaging Finance 144A 7.25% 5/15/24 #	1,920,000	2,030,400
BWAY Holding 144A 9.125% 8/15/21 #	2,190,000	2,321,400
Gardner Denver 144A 6.875% 8/15/21 # .	2,245,000	2,245,000
KLX 144A 5.875% 12/1/22 #	1,380,000	1,426,575
Reynolds Group Issuer 8.25% 2/15/21	664,109	685,889
Signode Industrial Group 144A 6.375% 5/1/22 #	1,380,000	1,383,450
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	615,000	650,363
TransDigm 144A 6.375% 6/15/26 #	2,385,000	2,461,320

		13,204,397

Consumer Cyclical - 5.44%
Boyd Gaming 144A 6.375% 4/1/26 #	2,925,000	3,164,850
Golden Nugget 144A 8.50% 12/1/21 #	420,000	448,350
JC Penney 8.125% 10/1/19	1,410,000	1,529,850
L Brands 6.875% 11/1/35	1,270,000	1,301,750
Landry’s 144A 6.75% 10/15/24 #	1,330,000	1,353,275
Live Nation Entertainment 144A 4.875% 11/1/24 #	1,337,000	1,343,685
MGM Resorts International 4.625% 9/1/26	1,445,000	1,398,037
Mohegan Tribal Gaming Authority 144A 7.875% 10/15/24 #	1,470,000	1,504,913
Penske Automotive Group 5.50% 5/15/26	1,395,000	1,381,050

High Yield Series-6

 Delaware VIP® High Yield Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Scientific Games International 10.00% 12/1/22	1,460,000	$1,460,000

		14,885,760

Consumer Non-Cyclical - 3.40%
Albertsons 144A 6.625% 6/15/24 #	1,385,000	1,447,325
Dean Foods 144A 6.50% 3/15/23 #	1,095,000	1,155,225
JBS USA 144A 5.75% 6/15/25 #	1,415,000	1,439,763
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	2,375,000	2,380,937
Nature’s Bounty 144A 7.625% 5/15/2 #	1,400,000	1,452,500
Revlon Consumer Products 6.25% 8/1/24	1,375,000	1,412,813

		9,288,563

Energy - 13.60%
Alta Mesa Holdings 144A 7.875% 12/15/24 #	1,355,000	1,409,200
AmeriGas Partners 5.875% 8/20/26	1,810,000	1,846,200
Antero Resources 5.625% 6/1/23	2,042,000	2,100,707
Baytex Energy 144A 5.625% 6/1/24 #	1,140,000	1,011,750
Cheniere Corpus Christi Holdings
144A 5.875% 3/31/25 #	615,000	629,797
144A 7.00% 6/30/24 #	690,000	750,375
Chesapeake Energy 144A 8.00% 1/15/25 #	930,000	952,087
Energy Transfer Equity 5.50% 6/1/27	840,000	823,200
Genesis Energy
5.75% 2/15/21	1,155,000	1,172,325
6.00% 5/15/23	290,000	296,525
6.75% 8/1/22	977,000	1,019,988
Gulfport Energy 144A 6.00% 10/15/24 #	1,420,000	1,451,950
Hilcorp Energy I
144A 5.00% 12/1/24 #	742,000	740,145
144A 5.75% 10/1/25 #	691,000	703,093
Holly Energy Partners 144A 6.00% 8/1/24 #	785,000	822,287
Laredo Petroleum 6.25% 3/15/23	2,290,000	2,381,600
Murphy Oil 6.875% 8/15/24	1,895,000	2,022,913
Murphy Oil USA 6.00% 8/15/23	1,320,000	1,382,700
Noble Holding International
5.25% 3/16/18	755,000	754,056
7.75% 1/15/24	555,000	523,421
NuStar Logistics 6.75% 2/1/21	1,325,000	1,437,625
Oasis Petroleum 6.875% 3/15/22	750,000	772,500
QEP Resources 5.25% 5/1/23	2,040,000	2,055,300
Sabine Pass Liquefaction 144A 5.00% 3/15/27 #	600,000	607,500
Southwestern Energy 6.70% 1/23/25	2,155,000	2,214,263
Targa Resources Partners
144A 5.375% 2/1/27 #	1,420,000	1,412,900
6.75% 3/15/24	1,330,000	1,433,075
Tesoro Logistics 5.25% 1/15/25	1,360,000	1,394,000

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Energy (continued)
Transocean
5.55% 10/15/22	1,205,000	$1,063,413
144A 9.00% 7/15/23 #	635,000	654,050
Transocean Proteus 144A 6.25% 12/1/24 #	625,000	633,987
WPX Energy 7.50% 8/1/20	665,000	718,200

		37,191,132

Financial Services - 1.01%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #•	1,370,000	1,388,837
E*TRADE Financial 5.875% 12/29/49 •	1,365,000	1,360,564

		2,749,401

Healthcare - 7.13%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	2,150,000	2,074,750
DaVita
5.00% 5/1/25	1,610,000	1,587,863
5.125% 7/15/24	15,000	14,991
Envision Healthcare 144A 6.25% 12/1/24 #	55,000	58,163
HCA
5.375% 2/1/25	1,885,000	1,892,069
5.875% 2/15/26	745,000	769,213
7.58% 9/15/25	580,000	627,850
HealthSouth
5.75% 11/1/24	1,265,000	1,287,137
5.75% 9/15/25	740,000	740,000
Hill-Rom Holdings 144A 5.75% 9/1/23 #	1,430,000	1,483,625
IASIS Healthcare 8.375% 5/15/19	1,834,000	1,604,750
inVentiv Group Holdings 144A 7.50% 10/1/24 #	755,000	794,562
Mallinckrodt International Finance
4.75% 4/15/23	690,000	603,750
144A 5.50% 4/15/25 #	270,000	243,000
144A 5.625% 10/15/23 #	865,000	810,937
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	2,020,000	2,131,302
Team Health 144A 7.25% 12/15/23 #	1,195,000	1,362,300
Tenet Healthcare 8.125% 4/1/22	1,485,000	1,408,523

		19,494,785

Insurance - 1.79%
HUB International
144A 7.875% 10/1/21 #	1,800,000	1,906,038
144A 9.25% 2/15/21 #	395,000	409,319
USI 144A 7.75% 1/15/21 #	1,425,000	1,454,391
XLIT 6.50% 12/29/49 •	1,443,000	1,129,147

		4,898,895

Media - 9.92%
Altice Luxembourg 144A 7.75% 5/15/22 #	1,295,000	1,385,650

High Yield Series-7

 Delaware VIP® High Yield Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Media (continued)
CCO Holdings
144A 5.50% 5/1/26 #	160,000	$163,600
144A 5.75% 2/15/26 #	845,000	876,687
144A 5.875% 5/1/27 #	1,355,000	1,409,200
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	1,275,000	1,408,875
CSC Holdings
144A 5.50% 4/15/27 #	776,000	787,640
144A 10.875% 10/15/25 #	1,735,000	2,068,987
DISH DBS 7.75% 7/1/26	1,261,000	1,424,930
Gray Television 144A 5.875% 7/15/26 #	2,060,000	2,049,700
Lamar Media 5.75% 2/1/26	1,282,000	1,354,113
Nexstar Escrow 144A 5.625% 8/1/24 #	1,925,000	1,915,375
SFR Group 144A 7.375% 5/1/26 #	2,985,000	3,070,819
Sinclair Television Group 144A 5.125% 2/15/27 #	1,440,000	1,375,200
Sirius XM Radio 144A 5.375% 4/15/25 #	1,360,000	1,356,600
Tribune Media 5.875% 7/15/22	1,360,000	1,388,900
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	1,470,000	1,457,137
VTR Finance 144A 6.875% 1/15/24 #	1,895,000	1,961,325
WideOpenWest Finance 10.25% 7/15/19	1,571,000	1,661,333

		27,116,071

Real Estate - 0.73%
ESH Hospitality 144A 5.25% 5/1/25 #	2,015,000	2,009,963

		2,009,963

Services - 5.05%
Advanced Disposal Services 144A 5.625% 11/15/24 #	1,410,000	1,406,475
Avis Budget Car Rental 144A 6.375% 4/1/24 #	1,115,000	1,119,181
GEO Group
5.875% 10/15/24	460,000	455,975
6.00% 4/15/26	1,005,000	992,437
Herc Rentals
144A 7.50% 6/1/22 #	390,000	412,913
144A 7.75% 6/1/24 #	1,575,000	1,663,594
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,485,000	1,444,163
NES Rentals Holdings 144A 7.875% 5/1/18 #	1,455,000	1,455,000
Prime Security Services Borrower 144A 9.25% 5/15/23 #	3,135,000	3,421,069
United Rentals North America 5.50% 5/15/27	1,435,000	1,426,031

		13,796,838

Technology & Electronics - 5.76%
CDK Global 5.00% 10/15/24	1,280,000	1,248,000
CommScope 144A 5.50% 6/15/24 #	815,000	846,581

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Technology & Electronics (continued)
CommScope Technologies Finance 144A 6.00% 6/15/25 #	590,000	$628,350
Diamond 1 Finance 144A 8.10% 7/15/36 #	1,090,000	1,300,029
Entegris 144A 6.00% 4/1/22 #	1,340,000	1,398,625
First Data 144A 7.00% 12/1/23 #	2,625,000	2,802,187
Genesys Telecommunications
Laboratories 144A 10.00% 11/30/24 #	675,000	718,875
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	905,000	936,675
Infor US 6.50% 5/15/22	1,210,000	1,267,475
Micron Technology 144A 7.50% 9/15/23 #	635,000	704,850
Microsemi 144A 9.125% 4/15/23 #	805,000	941,850
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	1,270,000	1,333,500
Solera 144A 10.50% 3/1/24 #	910,000	1,028,300
Western Digital 144A 10.50% 4/1/24 #	500,000	592,500

		15,747,797

Telecommunications - 7.54%
CenturyLink
6.75% 12/1/23	1,335,000	1,370,044
7.50% 4/1/24	665,000	699,913
Cincinnati Bell 144A 7.00% 7/15/24 #	1,300,000	1,378,000
Cogent Communications Finance 144A 5.625% 4/15/21 #	810,000	820,125
Cogent Communications Group 144A 5.375% 3/1/22 #	705,000	731,437
Columbus Cable Barbados 144A 7.375% 3/30/21 #	735,000	784,899
Communications Sales & Leasing
144A 7.125% 12/15/24 #	695,000	703,687
8.25% 10/15/23	1,275,000	1,357,875
Frontier Communications 10.50% 9/15/22	1,255,000	1,324,088
Level 3 Financing 5.375% 5/1/25	1,200,000	1,227,000
Sprint
7.125% 6/15/24	1,820,000	1,879,150
7.875% 9/15/23	505,000	540,350
Sprint Communications
144A 7.00% 3/1/20 #	645,000	701,437
7.00% 8/15/20	1,055,000	1,121,053
T-Mobile USA
6.00% 3/1/23	220,000	232,925
6.00% 4/15/24	305,000	322,156
6.375% 3/1/25	710,000	760,587
6.50% 1/15/26	1,105,000	1,197,544
Wind Acquisition Finance 144A 7.375% 4/23/21 #	2,000,000	2,085,000
Zayo Group 6.375% 5/15/25	1,325,000	1,389,594

		20,626,864

High Yield Series-8

 Delaware VIP® High Yield Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)
Transportation - 0.52%
XPO Logistics
144A 6.125% 9/1/23 #	565,000	$ 592,544
144A 6.50% 6/15/22 #	790,000	832,463

		1,425,007

Utilities - 3.46%
AES
5.50% 4/15/25	1,200,000	1,206,000
6.00% 5/15/26	205,000	209,100
Calpine
5.50% 2/1/24	835,000	809,950
5.75% 1/15/25	1,800,000	1,746,000
Dynegy
7.625% 11/1/24	1,850,000	1,715,875
144A 8.00% 1/15/25 #	1,415,000	1,333,637
Emera 6.75% 6/15/76 •	1,380,000	1,483,500
Enel 144A 8.75% 9/24/73 #•	834,000	950,760

		9,454,822

Total Corporate Bonds (cost $235,861,126)		242,927,956

Senior Secured Loans - 6.71% «
Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	1,110,173	1,052,582
Amaya Holdings 1st Lien 5.00% 8/1/21	1,415,628	1,423,591
Applied Systems 2nd Lien 7.50% 1/23/22	2,669,576	2,701,277
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	1,475,936	1,497,152
Blue Ribbon 1st Lien 5.00% 11/13/21	503,288	499,514
Flex Acquisition (Unsecured) 8.00% 12/6/17	930,000	931,163
Flint Group 2nd Lien 8.25% 9/7/22	1,375,000	1,361,250
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	1,202,402	1,206,310
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	796,995	805,712
Genesys Telecommunications Laboratories Tranche B 1st Lien 6.25% 12/2/23	690,000	700,493
Immucor 5.00% 8/17/18	986,930	956,089
KIK Custom Products 1st Lien 6.00% 8/26/22	429,831	434,667
Kronos 2nd Lien 9.25% 11/1/24	1,420,000	1,465,707
Lightstone Generation Tranche B 1st Lien 6.50% 12/15/23	630,000	639,450
Lightstone Generation Tranche C 1st Lien 6.50% 12/14/23	60,000	60,900
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	714,963	720,996

	Principal amount°	Value (U.S. $)

Senior Secured Loans « (continued)
Moran Foods Tranche B 1st Lien 7.00% 12/5/23	700,000	$ 697,813
Solera Tranche B 1st Lien 5.75% 3/3/23 .	491,288	498,691
Windstream Services Tranche B6 1st Lien 4.75% 3/30/21	682,849	687,330

Total Senior Secured Loans (cost $17,888,319)		18,340,687

	Number of shares

Common Stock - 0.00%
Century Communications =†	2,820,000	0

Total Common Stock (cost $85,371)		0

Preferred Stock - 1.01%
Bank of America 6.50% •	1,655,000	1,731,544
GMAC Capital Trust I 6.691% •	40,000	1,016,000

Total Preferred Stock (cost $2,720,481)		2,747,544

	Principal amount°

Short-Term Investments - 3.33%
Repurchase Agreements - 3.33%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $3,074,908 (collateralized by U.S. government obligations 2.00% 8/15/25; market value $3,136,264)	3,074,768	3,074,768
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $3,587,349 (collateralized by U.S. government obligations 0.00%-4.375% 5/15/18-11/15/44; market value $3,658,976)	3,587,230	3,587,230
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $2,456,133 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $2,505,123)	2,456,002	2,456,002

Total Short-Term Investments (cost $9,118,000)		9,118,000

High Yield Series-9

 Delaware VIP® High Yield Series

 Schedule of investments (continued)

Total Value of Securities - 99.89% (cost $265,673,297)	$273,134,187

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2016, the aggregate value of Rule 144A securities was $144,651,916, which represents 52.90% of the Series’ net assets. See Note 10 in “Notes to financial statements.”

T	PIK. 100% of the income received was in the form of cash.
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Series’ net assets. See Note 1 in “Notes to financial statements.”

«

Senior secured loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2016.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
•	Variable rate security. Each rate shown is as of Dec. 31, 2016. Interest rates reset periodically.

PIK – Payment-in-kind

Unfunded Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at Dec. 31, 2016:

Borrower	Unfunded Amount	Cost	Value
Grande Communications Networks 7.75% 10/19/17	$1,420,000	$1,420,000	$1,420,000

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-10

Delaware VIP® Trust — Delaware VIP High Yield Series
Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$264,016,187
Short-term investments, at value[2]	9,118,000
Cash	253,840
Dividend and interest receivable	4,170,544
Receivable for securities sold	979,044
Other assets[3]	920,913
Receivable for series shares sold	71,615

Total assets	279,530,143

Liabilities:
Bonds proceeds payable[3]	3,069,708
Payable for securities purchased	2,584,752
Investment management fees payable to affiliates	170,481
Payable for series shares redeemed	167,820
Other accrued expenses	54,119
Distribution fees payable to affiliates	33,985
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,732
Accounting and administration expenses payable to affiliates	1,086
Trustees’ fees and expenses payable	674
Legal fees payable to affiliates	490
Reports and statements to shareholders expenses payable to affiliates	241

Total liabilities	6,085,088

Total Net Assets	$273,445,055

Net Assets Consist of:
Paid-in capital	$287,194,116
Undistributed net investment income	15,703,041
Accumulated net realized loss on investments	(36,912,992)
Net unrealized appreciation of investments	7,460,890

Total Net Assets	$273,445,055

Standard Class:
Net assets	$112,613,968
Shares of beneficial interest outstanding, unlimited authorization, no par	21,914,207
Net asset value per share	$5.14

Service Class:
Net assets	$160,831,087
Shares of beneficial interest outstanding, unlimited authorization, no par	31,415,034
Net asset value per share	$5.12

[1] Investments, at cost	$256,555,297
[2] Short-term investments, at cost	9,118,000
[3] See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-11

Delaware VIP® Trust —

Delaware VIP High Yield Series

Statement of operations

Year ended December 31, 2016

Investment Income:
Interest	$18,422,619
Dividends	102,645

18,525,264

Expenses:
Management fees	1,798,899
Distribution expenses - Service Class	484,405
Accounting and administration expenses	88,740
Reports and statements to shareholders expenses	47,503
Audit and tax fees	41,861
Dividend disbursing and transfer agent fees and expenses	23,643
Legal fees	17,939
Custodian fees	17,187
Trustees’ fees and expenses	13,551
Registration fees	634
Other	20,522

2,554,884
Less expenses waived	(21,192)
Less waived distribution expenses - Service Class	(80,734)
Less expense paid indirectly	(1)

Total operating expenses	2,452,957

Net Investment Income	16,072,307

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(5,041,243)
Net change in unrealized appreciation (depreciation) of investments	22,928,480

Net Realized and Unrealized Gain	17,887,237

Net Increase in Net Assets Resulting from Operations	$33,959,544

Delaware VIP Trust —

Delaware VIP High Yield Series

Statements of changes in net assets

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,072,307	$19,869,559
Net realized loss	(5,041,243)	(32,247,661)
Net change in unrealized appreciation (depreciation)	22,928,480	(7,507,504)

Net increase (decrease) in net assets resulting from operations	33,959,544	(19,885,606)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(8,340,632)	(8,984,307)
Service Class	(11,240,941)	(12,848,401)
Net realized gain:
Standard Class	—	(1,883,806)
Service Class	—	(2,807,214)

	(19,581,573)	(26,523,728)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	16,768,971	14,266,248
Service Class	16,200,727	17,113,206
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,340,632	10,868,113
Service Class	11,240,941	15,655,615

	52,551,271	57,903,182

Cost of shares redeemed:
Standard Class	(30,302,987)	(34,167,382)
Service Class	(37,441,907)	(50,908,596)

	(67,744,894)	(85,075,978)

Decrease in net assets derived from capital share transactions	(15,193,623)	(27,172,796)

Net Decrease in Net Assets	(815,652)	(73,582,130)

Net Assets:
Beginning of year	274,260,707	347,842,837

End of year	$273,445,055	$274,260,707

Undistributed net investment income	$15,703,041	$19,545,886

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-12

 Delaware VIP® Trust — Delaware VIP High Yield Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$ 4.890	$ 5.670	$ 6.190	$ 6.110	$ 5.680

Income (loss) from investment operations:
Net investment income[1]	0.294	0.336	0.341	0.385	0.440
Net realized and unrealized gain (loss)	0.319	(0.666)	(0.341)	0.157	0.519
Total from investment operations	0.613	(0.330)	—	0.542	0.959

Less dividends and distributions from:
Net investment income	(0.363)	(0.372)	(0.420)	(0.462)	(0.529)
Net realized gain	—	(0.078)	(0.100)	—	—
Total dividends and distributions	(0.363)	(0.450)	(0.520)	(0.462)	(0.529)

Net asset value, end of period	$ 5.140	$ 4.890	$ 5.670	$ 6.190	$ 6.110

Total return[2]	13.16%	(6.60%)	(0.29%)	9.22%	17.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,614	$111,748	$139,666	$151,253	$147,293
Ratio of expenses to average net assets	0.74%	0.75%	0.75%	0.74%	0.74%
Ratio of expenses to average net assets prior to fees waived	0.75%	0.76%	0.75%	0.74%	0.74%
Ratio of net investment income to average net assets	5.95%	6.25%	5.67%	6.34%	7.52%
Ratio of net investment income to average net assets prior to fees waived	5.94%	6.24%	5.67%	6.34%	7.52%
Portfolio turnover	112%	99%	103%	88%	76%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-13

Delaware VIP® High Yield Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$ 4.870	$ 5.650	$ 6.170	$ 6.090	$ 5.670

Income (loss) from investment operations:
Net investment income[1]	0.281	0.322	0.325	0.369	0.424
Net realized and unrealized gain (loss)	0.319	(0.667)	(0.340)	0.158	0.510
Total from investment operations	0.600	(0.345)	(0.015)	0.527	0.934

Less dividends and distributions from:
Net investment income	(0.350)	(0.357)	(0.405)	(0.447)	(0.514)
Net realized gain	—	(0.078)	(0.100)	—	—
Total dividends and distributions	(0.350)	(0.435)	(0.505)	(0.447)	(0.514)

Net asset value, end of period	$ 5.120	$ 4.870	$ 5.650	$ 6.170	$ 6.090

Total return[2]	12.91%	(6.87%)	(0.54%)	8.98%	17.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160,831	$162,513	$208,177	$250,979	$274,221
Ratio of expenses to average net assets	0.99%	1.00%	1.00%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived	1.05%	1.06%	1.05%	1.04%	1.04%
Ratio of net investment income to average net assets	5.70%	6.00%	5.42%	6.09%	7.27%
Ratio of net investment income to average net assets prior to fees waived	5.64%	5.94%	5.37%	6.04%	7.22%
Portfolio turnover	112%	99%	103%	88%	76%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-14

Delaware VIP® Trust — Delaware VIP High Yield Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (the Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016, and matured on the next business day.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

High Yield Series-15

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.* This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2016, the Series was charged $13,097 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $20,757 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operation” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2016 through Dec. 31, 2016* in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. This waiver and reimbursement may only be terminated by agreement of DDLP and the Series. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $5,810 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

Cross trades for the year ended Dec. 31, 2016 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Series engaged in securities purchases of $1,520,379 and securities sales of $13,191,657, which resulted in net realized gains of $70,038.

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$295,491,411
Sales	312,341,046

High Yield Series-16

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

3. Investments (continued)

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$265,481,977	$8,813,252	$(1,161,042)	$7,652,210

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	-	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	-

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	-	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 2	Level 3	Total
Corporate Debt	$242,927,956	$ —	$242,927,956
Senior Secured Loans[1]	17,409,524	931,163	18,340,687
Common Stock	—	—	—
Preferred Stock	2,747,544	—	2,747,544
Short-Term Investments	9,118,000	—	9,118,000
Total Value of Securities	$272,203,024	$931,163	$273,134,187

1Security type is valued across multiple levels. The amount attributed to Level 1 investments and Level 2 investments represents the following percentages of the total market value of these security types for the Series. Level 1 investments represent exchange-traded investments, while Level 2 investments represent investments with observable inputs or matrix priced investments.

	Level 2	Level 3	Total
Senior Secured Loans	94.92%	5.08%	100.00%

A security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investments in this table.

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

High Yield Series-17

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Series’ net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 was as follows:

	Year ended
	12/31/16	12/31/15
Ordinary Income income	$19,581,573	$21,886,803
Long-term capital gain	—	4,636,925
Total	$19,581,573	$26,523,728

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$287,194,116
Undistributed ordinary income	15,708,182
Other temporary differences	(2,148,795)
Capital loss carryforwards	(34,960,658)
Net unrealized appreciation of investments	7,652,210

Net assets	$273,445,055

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, troubled debt and trust preferred securities.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2016 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(333,579)	$333,579

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Fund has capital loss carryovers available to offset future realized capital gains as follows:

Loss carryforward character No Expiration
Short-term	Long-term	Total
$13,258,383	$21,702,275	$34,960,658

High Yield Series-18

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/16	12/31/15
Shares sold:
Standard Class	3,403,817	2,683,525
Service Class	3,320,262	3,177,996

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,759,627	2,005,187
Service Class	2,376,520	2,893,829

	10,860,226	10,760,537

Shares redeemed:
Standard Class	(6,115,481)	(6,467,748)
Service Class	(7,657,285)	(9,562,322)

	(13,772,766)	(16,030,070)

Net decrease	(2,912,540)	(5,269,533)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee.Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amount outstanding as of Dec. 31, 2016 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities,” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements.The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

High Yield Series-19

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

 8. Offsetting (continued)

At Dec. 31, 2016, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
Counterparty	Repurchase Agreements	Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$3,074,768	$(3,074,768)	$—	$(3,074,768)	$—
Bank of Montreal	3,587,230	(3,587,230)	—	(3,587,230)	—
BNP Paribas	2,456,002	(2,456,002)	—	(2,456,002)	—

Total	$9,118,000	$(9,118,000)	$—	$(9,118,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

10. Credit and Market Risk

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

High Yield Series-20

 Delaware VIP® High Yield Series

 Notes to financial statements (continued)

 10. Credit and Market Risk (continued)

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Series of certain amounts received by the Series because a U.S. Court of Appeals has ruled that the Series and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Series should not have received payment in full. Based upon currently available information related to the litigation and the Series’ potential exposure, the Series recorded a liability of $3,069,708 and an asset of $920,913 based on the expected recoveries to unsecured creditors as of Dec. 31, 2016 that resulted in a net decrease in the Series’ NAV to reflect this likely recovery.

13. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

High Yield Series-21

Delaware VIP® Trust — Delaware VIP High Yield Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP High Yield Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP High Yield Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

High Yield Series-22

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board consideration of Delaware VIP High Yield Series investment management agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP High Yield Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Board observed that the Series’ short and intermediate term performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ long term performance results, which were strong, and consequently, the Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series‘ total expenses were also compared with those of its Expense Group.The Broadridge total expenses, for comparative consistency,were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

High Yield Series-23

Delaware VIP® High Yield Series

Other Series information (Unaudited)

Board consideration of Delaware VIP High Yield Series investment management agreement (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2017 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although, as of May 31, 2016, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

High Yield Series-24

Delaware Investments® Family of Funds

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, 3 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	62	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

High Yield Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member —Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

High Yield Series-26

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPHY [12/16] BNY 21384 (2/17) (18579)	High Yield Series-27

Delaware VIP® Trust
Delaware VIP International Value Equity Series

Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP International Value Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review	January 10, 2017

For the fiscal year ended Dec. 31, 2016, Delaware VIP International Value Equity Series Standard Class shares returned +4.19%, while Service Class shares returned +3.92% (both figures reflect reinvestment of all dividends). The Series’ benchmark, the MSCI EAFE Index, returned +1.51% (gross) and +1.00% (net) for the same period.

The Series’ fiscal year ended Dec. 31, 2016 may usefully be considered in two halves, each centered on a phase in the shifting perceptions of the cycle of global interest rates and the corresponding implications for economic growth and inflation. These changing trends, with weakening economic expectations and declining bond yields in the first half of the year, followed by a gradual and subsequently more abrupt reversal in the second, were apparent in the pattern of relative performance observed across global equity markets.

Cyclical recoveries from distressed levels in commodity markets and emerging market equities and dramatic political events, such as the Brexit vote in late June and the U.S. elections, contributed to the shifting mindset over the past 12 months. The uncertainty of the fiscal year’s first half, in which stable growers and bond proxies excelled, set up a relatively stressed starting point against which to judge markets’ subsequent reactions, thereby making the relief rally since early July more readily comprehensible. One element of continuity that did support market expectations, however, was the ongoing commitment of monetary authorities to stem any tendencies toward deflation.

Overall, after falling in the first half of 2016, interest rates rose modestly prior to the November election and more dramatically afterward as the U.S. Federal Reserve increased the interest rate. Among stocks, financials, cyclical, and commodity-related segments led while defensive and yield-driven names fell behind.

• In the United Kingdom, the market’s volatile dislocations that followed the Brexit vote in late June quickly eased, but the underlying concerns regarding implementation and the consequences for individual companies and the overall economy remained. As of this writing, the British pound still had not recovered from its dramatic swoon of late June.

• After modest relative performance by U.S. stocks for most of the year, the United States took center stage in November with the election and its aftermath. Dramatic jumps in Treasury bond yields following the surprise result were echoed in other countries, underpinning the strong rally in financial stocks worldwide. The U.S. dollar regained strength after the election, adding to the momentum since the Brexit vote.

• The surge and rapid fade of Japan’s equity performance early in July contrasted with the more Brexit-exposed economies in the U.K. and Europe. From that point onward, however, Japan’s similarities to Europe – its accommodative monetary policy and positive exposure to ease cyclical stress – helped to support strong relative returns into November 2016. Since the U.S. election, though, both Japanese and European stocks have trailed the broader market, despite good returns in local currencies, due to the U.S. dollar’s strong rally.

• Following very weak relative returns in 2015, emerging markets outperformed most of the developed world for much of the 12-month period. This upward momentum survived the Brexit vote, as the brunt of that impact fell on Europe. The U.S. election, though, in raising possible changes for global trade, cut into the emerging markets’ performance advantage significantly.

The Series outperformed the benchmark primarily due to strong stock selection. On a sector basis, strong stock selection in industrials, consumer discretionary, information technology, telecommunications, and materials more than offset weak stock selection in energy, consumer staples, and healthcare. Overall sector allocation was negative, with the adverse effect from an underweight position in materials more than offsetting the favorable effect from an overweight position in industrials. Among regions, strong stock selection in the euro zone, Japan, and the U.K. more than offset weak selection in Europe ex-euro zone. Overall regional allocation was positive, with the favorable effect from exposures to emerging markets and Canada more than offsetting the adverse effect of an underweight exposures to the U.K. Net currency effect was positive, with the favorable effect from an underweight exposure to the British pound and exposure to the Canadian dollar more than offsetting the adverse effect from an underweight exposure to the Australian dollar.

Trading activity during the year centered on paring back some of the Series’ successful investments that were approaching our targets and redeploying the proceeds on what we viewed as more attractively valued stocks. This activity did not result in material changes to overall positioning.

The Series employed foreign currency exchange contracts during the fiscal year, to facilitate the purchase and sale of securities in the Series, which had a minor effect on performance (less than 0.50 percentage points).

While we are encouraged by the market’s strong performance beyond the volatility of February and June, some elements of the global financial picture remain uncertain. Even after the November surge, bond yields remain historically low. This, combined with persistently slow growth, suggest to us an environment in which investment returns may be modest.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.

International Value Equity Series-1

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review (continued)	January 10, 2017

Although recent market action suggests a greater sense of optimism in the air, much remains to be proven. At current equity valuations, the U.S. market is selling at a premium to the rest of the world, while Japan and Europe sell at substantial discounts. For active managers, stocks reflect stakes in dynamic enterprises that can change and adapt to shifting circumstances. While the market presents us with uncertainty, we are confident that individual companies’ success in equity investing reflects the varying ways in which company managements navigate these changes, and how efficient and focused they are in doing so. We believe that the qualities can be recognized. We will seek to do so and seek companies with attractive valuations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.

International Value Equity Series-2

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP International Value Equity Series
Average annual total returns
For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Oct. 29, 1992)	+4.19%	-1.48%	+6.22%	+0.47%	+6.38%

Service Class shares (commenced operations on May 1, 2000)	+3.92%	-1.70%	+5.95%	+0.22%	+4.41%

MSCI EAFE Index (gross)	+1.51%	-1.15%	+7.02%	+1.22%	n/a

MSCI EAFE Index (net)	+1.00%	-1.60%	+6.53%	+0.75%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.27%, while total operating expenses for Standard Class and Service Class shares were 1.02% and 1.32%, respectively. The management fee for Standard Class and Service Class shares was 0.85%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan.1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

International Value Equity Series-3

Delaware VIP® International Value Equity Series
Performance summary (continued)

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
–– MSCI EAFE Index (gross)	$10,000	$11,289
--- MSCI EAFE Index (net)	$10,000	$10,774
–– Delaware VIP International Value Equity Series (Standard Class)	$10,000	$10,479

The graph shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The MSCI EAFE (Europe, Australasia, FarEast) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

International Value Equity Series-4

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Disclosure of Series expenses

For the six month period from July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/16 to
	7/1/16	12/31/16	Ratio	12/31/16*
Actual Series return†
Standard Class	$1,000.00	$1,062.10	1.00%	$5.18
Service Class	1,000.00	1,061.30	1.25%	6.48

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.11	1.00%	$5.08
Service Class	1,000.00	1,018.85	1.25%	6.34

* “Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

International Value Equity Series-5

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Security type / country and sector allocations

 As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock by Country	96.43%
Australia	1.35%
Canada	4.78%
China/Hong Kong	5.84%
Denmark	1.88%
France	17.65%
Germany	6.30%
Indonesia	1.65%
Israel	2.19%
Italy	1.26%
Japan	23.64%
Netherlands	4.72%
Republic of Korea	3.04%
Russia	1.12%
Sweden	4.84%
Switzerland	4.79%
United Kingdom	11.38%
Short-Term Investments	3.29%
Securities Lending Collateral	2.63%
Total Value of Securities	102.35%
Obligation to Return Securities Lending Collateral	(2.63)%
Receivables and Other Assets Net of Liabilities	0.28%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	17.27%
Consumer Staples	8.99%
Energy	5.53%
Financials	17.09%
Healthcare	11.53%
Industrials	19.73%
Information Technology	6.88%
Materials	2.38%
Telecommunication Services	5.97%
Utilities	1.06%
Total	96.43%

International Value Equity Series-6

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Schedule of investments

 December 31, 2016

	Number of	Value
	shares	(U.S. $)

Common Stock - 96.43% Δ
Australia - 1.35%
Coca-Cola Amatil	122,341	$892,229

		892,229

Canada - 4.78%
Alamos Gold	60,068	414,277
CGI Group Class A †	27,714	1,330,123
Suncor Energy	36,100	1,180,345
Yamana Gold *	80,683	226,548

		3,151,293

China/Hong Kong - 5.84%
CNOOC	809,000	1,005,373
Techtronic Industries	298,359	1,067,671
Yue Yuen Industrial Holdings	490,000	1,776,107

		3,849,151

Denmark - 1.88%
Carlsberg Class B	14,433	1,243,102

		1,243,102

France - 17.65%
AXA	71,676	1,806,866
Kering	5,134	1,151,575
Publicis Groupe	8,767	604,086
Rexel	39,679	651,922
Sanofi	26,712	2,160,070
Teleperformance	11,390	1,141,914
TOTAL	28,448	1,459,157
Valeo	13,730	788,209
Vinci	27,662	1,881,698

		11,645,497

Germany - 6.30%
Bayerische Motoren Werke	16,044	1,494,274
Deutsche Post	52,597	1,724,920
STADA Arzneimittel	18,156	937,972

		4,157,166

Indonesia - 1.65%
Bank Rakyat Indonesia Persero	1,256,855	1,085,564

		1,085,564

Israel - 2.19%
Teva Pharmaceutical Industries ADR	39,900	1,446,375

		1,446,375

Italy - 1.26%
UniCredit *	289,873	832,437

		832,437

Japan - 23.64%
East Japan Railway	20,756	1,789,556
ITOCHU	155,735	2,062,050
Japan Tobacco	45,800	1,503,323
Minebea	118,600	1,106,683
Mitsubishi UFJ Financial Group	406,435	2,506,616
Nippon Telegraph & Telephone	50,218	2,113,935
Nitori Holdings	9,458	1,078,354

	Number of	Value
	shares	(U.S. $)

Common Stock Δ (continued)
Japan (continued)
Sumitomo Rubber Industries	77,800	$1,230,979
Toyota Motor	37,543	2,201,087

		15,592,583

Netherlands - 4.72%
ING Groep	109,571	1,542,623
Koninklijke Philips	51,370	1,570,479

		3,113,102

Republic of Korea - 3.04%
Samsung Electronics	1,346	2,003,269

		2,003,269

Russia - 1.12%
Mobile TeleSystems ADR	81,200	739,732

		739,732

Sweden - 4.84%
Nordea Bank	189,956	2,104,831
Tele2 Class B *	135,837	1,086,151

		3,190,982

Switzerland - 4.79%
Aryzta †	29,189	1,283,625
Novartis	25,794	1,875,830

		3,159,455

United Kingdom - 11.38%
Meggitt	192,131	1,085,001
National Grid	59,665	697,111
Playtech	118,536	1,205,967
Rio Tinto	24,302	927,802
Shire	20,793	1,187,265
Standard Chartered †	171,017	1,394,630
Tesco †	394,590	1,006,125

		7,503,901

Total Common Stock (cost $62,918,114)		63,605,838

	Principal amount°
Short-Term Investments - 3.29%
Discount Notes - 1.44% ≠
Federal Home Loan Bank
0.345% 1/25/17	242,481	242,427
0.366% 1/27/17	119,613	119,583
0.379% 2/3/17	59,807	59,781
0.483% 1/30/17	266,463	266,389
0.499% 2/15/17	66,616	66,577
0.501% 2/6/17	199,847	199,755

		954,512

International Value Equity Series-7

Delaware VIP® International Value Equity Series
Schedule of investments (continued)

	Principal	Value
	amount°	(U.S. $)

Short-Term Investments (continued)
Repurchase Agreements - 1.85%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $411,089 (collateralized by U.S. government obligations 2.00% 8/15/25; market value $419,292)	411,071	$411,071
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $479,598 (collateralized by U.S. government obligations 0.00%-4.375% 5/15/18-11/15/44; market value $489,174)	479,582	479,582
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $328,364 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $334,914)	328,347	328,347

		1,219,000

Total Short-Term Investments (cost $2,173,461)		2,173,512

Total Value of Securities Before Securities Lending Collateral - 99.72% (cost $65,091,575)		65,779,350

	Number of
	shares
Securities Lending Collateral - 2.63% **
Certificates of Deposit - 0.47% ≠
Australia & New Zealand Banking Group (London) 0.70% 1/2/17	78,000	78,000
Canadian Imperial Bank of Commerce (Cayman) 0.52% 1/3/17	78,000	78,000
National Australia Bank (Cayman) 0.48% 1/3/17	78,000	78,000

	Number of	Value
	shares	(U.S. $)

Securities Lending Collateral ** (continued)
Certificates of Deposit ≠ (continued)
Royal Bank of Canada (Toronto) 0.50% 1/3/17	78,000	$78,000

		312,000

Repurchase Agreements - 2.16% ≠
Bank of Nova Scotia 0.50%, dated 12/30/16 to be repurchased on 1/3/17, repurchase price $403,972 (collateralized by U.S. government obligations 1.75% 12/30/20; market value $412,069)	403,966	403,966
BNP Paribas 0.50%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $403,972 (collateralized by U.S. government obligations 0.00%-3.50% 12/31/16 -11/15/20; market value $412,045)	403,966	403,966
JP Morgan Securities 0.50%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $403,972 (collateralized by U.S. government obligations 0.125%-2.375% 1/15/17 -1/15/21; market value $412,066)	403,966	403,966
Merrill Lynch, Pierce, Fenner & Smith 0.47%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $211,700 (collateralized by U.S. government obligations 0.00% 1/19/17; market value $215,931)	211,697	211,697

		1,423,595

Total Securities Lending Collateral (cost $1,735,595)		1,735,595

Total Value of Securities - 102.35% (cost $66,827,170)	$67,514,945

International Value Equity Series-8

Delaware VIP® International Value Equity Series
Schedule of investments (continued)

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
≠	The rate shown is the effective yield at the time of purchase.
∎	Includes $1,631,995 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income-producing security.

ADR - American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-9

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$63,605,838
Short-term investments, at value[2]	2,173,512
Short-term investments held as collateral for loaned securities, at value[3]	1,735,595
Foreign currencies, at value[4]	76,780
Cash	3,349
Foreign tax reclaims receivable	108,354
Dividends and interest receivable	59,571
Receivable for series shares sold	20,081
Securities lending income receivable	285

Total assets	67,783,365

Liabilities:
Obligation to return securities lending collateral	1,735,070
Investment management fees payable	47,057
Payable for series shares redeemed	11,717
Dividend disbursing and transfer agent fees and expenses payable to affiliates	415
Accounting and administration expenses payable to affiliates	260
Trustees’ fees and expenses payable	158
Legal fees payable to affiliates	116
Distribution fees payable to affiliates	68
Reports and statements to shareholders expenses payable to affiliates	58
Other accrued expenses	25,333
Other liabilities	574

Total liabilities	1,820,826

Total Net Assets	$65,962,539

Net Assets Consist of:
Paid-in capital	$78,940,547
Undistributed net investment income	1,133,655
Accumulated net realized loss on investments	(14,791,985)
Net unrealized appreciation of investments	687,775
Net unrealized depreciation of foreign currencies	(7,453)

Total Net Assets	$65,962,539

Net Assets Value:
Standard Class:
Net assets	$65,633,259
Shares of beneficial interest outstanding, unlimited authorization, no par	5,906,289
Net asset value per share	$11.11

Service Class:
Net assets	$329,280
Shares of beneficial interest outstanding, unlimited authorization, no par	29,702
Net asset value per share	$11.09

[1] Investments, at cost	$62,918,114
[2] Short-term investments, at cost	2,173,461
[3] Short-term investments held as collateral for loaned securities, at cost	1,735,595
[4] Foreign currencies, at cost	76,960

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-10

Delaware VIP® Trust —

Delaware VIP International Value Equity  Series

Statement of operations

Year ended December 31, 2016

Delaware VIP Trust —

Delaware VIP International Value Equity  Series

Statements of changes in net assets

Investment Income:
Dividends	$1,933,417
Securities lending income	7,740
Interest	5,519
Foreign tax withheld	(195,710)

1,750,966

Expenses:
Management fees	531,433
Audit and tax fees	37,707
Accounting and administration expenses	20,039
Reports and statements to shareholders expenses	15,029
Custodian fees	14,813
Dividend disbursing and transfer agent fees and expenses	5,446
Legal fees	4,615
Trustees’ fees and expenses	3,103
Registration fees	687
Distribution expenses - Service Class	696
Other	7,862

641,430
Less waived distribution expenses - Service Class	(116)
Less expense paid indirectly	(1)

Total operating expenses	641,313

Net Investment Income	1,109,653

Net Realized and Unrealized Gain:
Net realized gain on:
Investments	89,467
Foreign currencies	1,417
Foreign currency exchange contracts	27,721

Net realized gain	118,605

Net change in unrealized appreciation (depreciation) of:
Investments	1,354,356
Foreign currencies	(1,338)

Net change in unrealized appreciation (depreciation)	1,353,018

Net Realized and Unrealized Gain	1,471,623

Net Increase in Net Assets Resulting from Operations	$2,581,276

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,109,653	$1,057,346
Net realized gain	118,605	2,636,348
Net change in unrealized appreciation (depreciation)	1,353,018	(3,582,818)

Net increase in net assets resulting from operations	2,581,276	110,876

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,045,938)	(1,218,855)
Service Class	(3,162)	(2,423)

	(1,049,100)	(1,221,278)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	9,590,281	12,406,523
Service Class	244,525	291,375
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,045,938	1,218,855
Service Class	3,162	2,423

	10,883,906	13,919,176

Cost of shares redeemed:
Standard Class	(8,812,705)	(8,214,676)
Service Class	(73,007)	(304,176)

	(8,885,712)	(8,518,852)

Increase in net assets derived from capital share transactions	1,998,194	5,400,324

Net Increase in Net Assets	3,530,370	4,289,922

Net Assets:
Beginning of year	62,432,169	58,142,247

End of year	$65,962,539	$62,432,169

Undistributed net investment income	$1,133,655	$1,043,964

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-11

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.840	$10.990	$12.190	$10.090	$8.980

Income (loss) from investment operations:
Net investment income[1]	0.190	0.189	0.254	0.176	0.177
Net realized and unrealized gain (loss)	0.258	(0.114)	(1.297)	2.094	1.171

Total from investment operations	0.448	0.075	(1.043)	2.270	1.348

Less dividends and distributions from:
Net investment income	(0.178)	(0.225)	(0.157)	(0.170)	(0.238)

Total dividends and distributions	(0.178)	(0.225)	(0.157)	(0.170)	(0.238)

Net asset value, end of period	$11.110	$10.840	$10.990	$12.190	$10.090

Total return[2]	4.19%	0.49%	(8.67% )	22.78%	15.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,633	$62,285	$57,986	$57,733	$47,122
Ratio of expenses to average net assets	1.02%	1.04%	1.07%	1.09%	1.07%
Ratio of net investment income to average net assets	1.78%	1.66%	2.13%	1.59%	1.88%
Portfolio turnover	19%	11%	27%	28%	36%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-12

Delaware VIP® International Value Equity Series Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$10.820	$10.970	$12.160	$10.070	$8.970

Income (loss) from investment operations:
Net investment income[1]	0.164	0.160	0.223	0.148	0.154
Net realized and unrealized gain (loss)	0.256	(0.115)	(1.284)	2.088	1.158

Total from investment operations	0.420	0.045	(1.061)	2.236	1.312

Less dividends and distributions from:
Net investment income	(0.150)	(0.195)	(0.129)	(0.146)	(0.212)

Total dividends and distributions	(0.150)	(0.195)	(0.129)	(0.146)	(0.212)

Net asset value, end of period	$11.090	$10.820	$10.970	$12.160	$10.070

Total return[2]	3.92%	0.24%	(8.82% )	22.45%	14.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$330	$147	$156	$25	$30
Ratio of expenses to average net assets	1.27%	1.29%	1.32%	1.34%	1.32%
Ratio of expenses to average net assets prior to fees waived	1.32%	1.34%	1.37%	1.39%	1.37%
Ratio of net investment income to average net assets	1.53%	1.41%	1.88%	1.34%	1.63%
Ratio of net investment income to average net assets prior to fees waived	1.48%	1.36%	1.83%	1.29%	1.58%
Portfolio turnover	19%	11%	27%	28%	36%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-13

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series.

Class Accounting—Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016, and will mature on the next business day.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

International Value Equity Series-14

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Dec. 31, 2016, the Series was charged $2,958 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $4,689 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2016 through Dec. 31, 2016* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $1,310 for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$11,581,763
Sales	11,436,159

International Value Equity Series-15

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

3. Investments (continued)

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Depreciation of Investments
$68,881,363	$12,478,543	$(13,844,961)	$(1,366,418)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock
Australia	$—	$892,229	$892,229
Canada	3,151,293	—	3,151,293
China/Hong Kong	—	3,849,151	3,849,151
Denmark	—	1,243,102	1,243,102
France	—	11,645,497	11,645,497
Germany	—	4,157,166	4,157,166
Indonesia	—	1,085,564	1,085,564
Israel	1,446,375	—	1,446,375
Italy	—	832,437	832,437
Japan	—	15,592,583	15,592,583
Netherlands	—	3,113,102	3,113,102
Republic of Korea	—	2,003,269	2,003,269
Russia	739,732	—	739,732
Sweden	—	3,190,982	3,190,982
Switzerland	—	3,159,455	3,159,455
United Kingdom	—	7,503,901	7,503,901
Securities Lending Collateral	—	1,735,595	1,735,595
Short-Term Investments	—	2,173,512	2,173,512

Total Value of Securities	$5,337,400	$62,177,545	$67,514,945

As a result of utilizing international fair value pricing at Dec. 31, 2016, a majority of the common stock in the portfolio was categorized as Level 2.

International Value Equity Series-16

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

3. Investments (continued)

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Dec. 31, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 was as follows:

	Year	Year
	ended	ended
	12/31/16	12/31/15
Ordinary income	$1,049,100	$1,221,278

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$78,940,547
Undistributed ordinary income	1,133,655
Capital loss carryforwards	(12,723,821)
Qualified late year capital losses	(13,971)
Net unrealized depreciation on investments, foreign currencies, and derivatives	(1,373,871)

Net assets	$65,962,539

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Qualified late year losses represent losses realized on investment transactions from Nov. 1, 2016 through Dec. 31, 2016 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2016 the Series recorded the following reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(3,219,580)	$29,138	$3,190,442

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,441,779 was utilized and $3,219,580 expired in 2016. Capital loss carryforwards remaining at Dec. 31, 2016 will expire as follows: $12,723,821 will expire in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be

International Value Equity Series-17

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Dec. 31, 2016, there were no capital loss carryforwards incurred under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/16	Year ended 12/31/15
Shares sold:
Standard Class	894,718	1,092,086
Service Class	22,471	26,308
Shares issued upon reinvestment of dividends and distributions:
Standard Class	97,116	101,741
Service Class	294	202

	1,014,599	1,220,337
Shares redeemed:
Standard Class	(830,284)	(724,411)
Service Class	(6,696)	(27,154)

	(836,980)	(751,565)

Net increase	177,619	468,772

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amounts outstanding as of Dec. 31, 2016, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

International Value Equity Series-18

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

8. Derivatives (continued)

During the year ended Dec. 31, 2016, the Series entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.

During the year ended Dec. 31, 2016, the Series experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as “Net realized gain (loss) on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2016.

	Long Derivatives	Short Derivatives
	Volume	Volume
Foreign currency exchange contracts (Average cost)	$41,390	$41,116

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2016, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
	Repurchase	Non-Cash	Cash Collateral	Net Collateral
Counterparty	Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$411,071	$(411,071)	$—	$(411,071)	$—
Bank of Montreal	479,582	(479,582)	—	(479,582)	—
BNP Paribas	328,347	(328,347)	—	(328,347)	—

Total	$1,219,000	$(1,219,000)	$—	$(1,219,000)	$—

Securities Lending

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MLSA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral.

International Value Equity Series-19

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

9. Offsetting (continued)

As of Dec. 31, 2016, the following table is a summary of the Series securities lending agreement by counterparty which are subject to offset under an MSLA:

			Fair Value of
	Securities Loaned	Cash Collateral	Non-Cash Collateral
Counterparty	at Value	Received(a)	Received	Net Exposure(b)
BNY Mellon	$1,631,995	$(1,631,995)	$—	$—

(a)	The value of the related collateral received exceeded the value of the repurchase agreements and securities lending as of Dec. 31, 2016.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities as disclosed on the “Schedule of Investments.” Securities purchased with cash collateral are valued at the market value.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of Dec. 31, 2016:

Remaining Contractual Maturity of the Agreements as of Dec. 31, 2016

	Overnight
	and	Under	Between	Over
Securities Lending Transactions	Continuous	30 days	30 & 90 days	90 days	Total
Common stocks	$1,735,595	$—	$—	$—	$1,735,595

At Dec. 31, 2016, the value of securities on loan was $1,631,995, for which the Series received cash collateral of $1,735,595. At Dec. 31, 2016, the value of invested collateral was $1,735,595. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

International Value Equity Series-20

Delaware VIP® International Value Equity Series Delaware VIP International Value Equity Series

Notes to financial statements (continued)

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2016, there were no Rule 144A securities held by the Series.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

International Value Equity Series-21

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP International Value Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

International Value Equity Series-22

Delaware VIP® International Value Equity Series

Other Series information (Unaudited)

Board consideration of Delaware VIP International Value Equity Series investment management agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP International Value Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P.(together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all international multi-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2017 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

International Value Equity Series-23

Delaware VIP® International Value Equity Series

Other Series information (Unaudited)

Board consideration of Delaware VIP International Value Equity Series investment management agreement (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although, as of May 31, 2016, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income	Total
Distributions	Distributions
(Tax Basis)	(Tax Basis)
100.00%	100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $118,223. The gross foreign source income earned during the fiscal year 2016 by the Series was $1,933,417.

International Value Equity Series-24

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Shawn K. Lytle[1,3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	62	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

International Value Equity Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member — Camden Property Trust
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

International Value Equity Series-26

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPIVE [12/16] BNY 21385 (2/17) (18579)	International Value Equity Series-27

Delaware VIP® Trust
Delaware VIP Limited-Term Diversified Income Series
Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such dates.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Limited-Term Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Portfolio management review	January 10, 2017

For the fiscal year ended Dec. 31, 2016, Delaware VIP Limited-Term Diversified Income Series Standard Class shares returned +2.09%, and Service Class shares returned +1.73%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Index, returned +1.28%.

The U.S. economy continued its slow to moderate pace of growth in 2016. After an initial rate hike in December 2015, the U.S. Federal Reserve was expected to continue raising short-term interest rates. However, partly in response to ongoing sluggish global growth, the Fed awaited further signs of economic strength before raising rates again.

In contrast, central banks in the European Union, the United Kingdom, China, and Japan all maintained or increased monetary stimulus programs and set historically low interest rates. These divergent central bank policies — and interest rates — between the United States and the rest of the world increased foreign demand for U.S. risk assets, including investment grade corporate bonds.

U.S. Treasury yields rose sharply after Donald Trump’s election as U.S. president on the market’s assumption that a Trump administration would implement fiscal stimulus through tax cuts, deregulation, and infrastructure spending. The Fed made its long-awaited second rate hike in December 2016 after mounting indications of U.S. economic acceleration.

The robust returns of investment grade corporate bonds drove the Series’ relatively strong performance as returns for corporate bonds were boosted by strong foreign demand, and a general reach for yield. However, corporate financial strength deteriorated throughout 2016 as leverage increased.

The Series was able to capture additional income relative to the Index through our overweight allocation in corporate bonds. This included longer-duration bonds. We accomplished that without taking on, in our view, excess interest rate risk by allocating significantly to AAA-rated asset-backed floating rate bonds in auto loans and credit card receivables as a portfolio anchor.

Although the Fed had indicated it might raise rates three times in 2016, we thought rate hikes would more likely be just one or two. In our view, the Fed was too optimistic about U.S. economic growth. We saw inflation as less of a risk. Our assumption of less Fed action in 2016 helped our positioning and the Series’ performance. The Series’ holdings of both short-term floating rate bonds and longer-term corporate bonds aided performance as the rate curve flattened. However, the Series’ yield curve positioning became a negative factor after the November election when the curve began to steepen.

Modest allocations to high yield (roughly 3% of the portfolio), bank loans (2%), and emerging market bonds (2%) — all out-of-benchmark sectors that did better than the benchmark — contributed to the Series’ outperformance as well. An overweight to BBB-rated corporate bonds (8%) also helped as lower-quality assets outperformed higher quality throughout the year.

An average 8% allocation to agency mortgage-backed securities (MBS) likewise contributed. Within agency MBS, we benefited from exposure to high-coupon, short-duration mortgages that had shown benign prepayments.

Avoiding Treasury securities, which made up just 1% of the portfolio, was also positive in a rate hiking cycle. On the short end of the spectrum, we replaced Treasurys with asset-backed securities and high-coupon agency mortgages.

In contrast, allocating 1% to municipal bonds, another out-of-benchmark sector, detracted as that sector’s returns were negative.

Given our views on the timing of upcoming Fed rate hikes we have maintained our barbell portfolio strategy of purchasing both short- and long-term bonds in an attempt to seek better risk-adjusted returns.

Although credit spreads have narrowed, we believe they’re within historical averages and fairly priced, and we remain confident in our ability to manage idiosyncratic risk through fundamental research. As bottom-up bond pickers focused on fundamental credits of individual companies, we seek to add value by potentially avoiding risks associated with latent problems of individual companies.

The Series used Treasury futures to help manage duration. Treasury futures made up 1.29% of the portfolio on average, while exposure to high yield CDX, a credit derivative, averaged about 3.5%. Neither had a material effect on the portfolio, with high yield CDX holdings having a negative impact, while Treasury futures were positive for the Series.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
Limited-Term Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Limited-Term Diversified Income Series Average annual total returns For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on July 28, 1988)	+2.09%	+1.52%	+1.25%	+3.01%	+4.97%

Service Class shares (commenced operations on May 1, 2000)	+1.73%	+1.27%	+0.99%	+2.75%	+3.79%

Bloomberg Barclays 1–3 Year U.S. Government/Credit Index*	+1.28%	+0.90%	+0.92%	+2.45%	n/a

*Formerly known as the Barclays 1–3 Year U.S. Government/Credit Index.

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.80%, while total operating expenses for Standard Class and Service Class shares were 0.55% and 0.85%, respectively. The management fee for Standard Class and Service Class shares was 0.48%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Limited-Term Diversified Income Series-2

Delaware VIP® Limited-Term Diversified Income Series

Performance summary (continued)

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
–– Delaware VIP Limited-Term Diversified Income Series (Standard Class)	$10,000	$13,449
– – Bloomberg Barclays 1–3 Year U.S. Government/Credit Index	$10,000	$12,732

The graph shows a $10,000 investment in the Delaware VIP Limited-Term Diversified Income Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The graph also shows $10,000 invested in the Bloomberg Barclays 1–3 Year U.S. Government/Credit Index (formerly known as the Barclays 1–3 Year U.S. Government/Credit Index) for the period from Dec. 31, 2006 through Dec. 31, 2016. The Bloomberg Barclays 1–3 Year U.S. Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Limited-Term Diversified Income Series-3

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Disclosure of Series expenses

For the six-month period July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Annualized Value 12/31/16	Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$996.30	0.54%	$2.71
Service Class	1,000.00	993.90	0.79%	3.96
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.42	0.54%	$2.75
Service Class	1,000.00	1,021.17	0.79%	4.01

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio,multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Limited-Term Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Security type / sector allocation

As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	1.35%
Agency Commercial Mortgage-Backed Securities	0.39%
Agency Mortgage-Backed Securities	13.09%
Convertible Bond	0.12%
Corporate Bonds	38.32%
Banking	15.11%
Basic Industry	1.30%
Brokerage	0.23%
Capital Goods	1.15%
Communications	3.52%
Consumer Cyclical	2.31%
Consumer Non-Cyclical	4.05%
Electric	4.85%
Energy	2.06%
Finance Companies	0.83%
Insurance	1.08%
Natural Gas	0.49%
Real Estate	0.07%
Technology	0.58%
Transportation	0.69%
Municipal Bonds	1.05%
Non-Agency Asset-Backed Securities	34.11%
Non-Agency Collateralized Mortgage Obligations	0.22%
Non-Agency Commercial Mortgage-Backed Securities	0.38%
U.S. Treasury Obligations	8.51%
Preferred Stock	1.07%
Short-Term Investments	1.14%
Total Value of Securities	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%

Limited-Term Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Schedule of investments

December 31, 2016

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Security – 0.00%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.98% 9/26/33 f	18,879	$20,661

Total Agency Asset-Backed Security (cost $18,726)		20,661

Agency Collateralized Mortgage Obligations – 1.35%
Fannie Mae Connecticut Avenue Securities
Series 2015-C03 1M1 2.256% 7/25/25 ●	1,391,094	1,393,694
Series 2015-C03 2M1 2.256% 7/25/25 ●	1,987,964	1,991,866
Series 2015-C04 2M1 2.456% 4/25/28 ●	1,429,087	1,433,371
Series 2016-C03 1M1 2.756% 10/25/28 ●	1,707,435	1,730,555
Series 2016-C04 1M1 2.206% 1/25/29 ●	961,479	967,597
Fannie Mae Grantor Trust
Series 2001-T5 A2 6.985% 6/19/41 ●	13,970	15,636
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	432	504
Series 2003-52 NA 4.00% 6/25/23	45,749	47,889
Series 2003-120 BL 3.50% 12/25/18	52,540	53,233
Series 2004-49 EB 5.00% 7/25/24	10,015	10,747
Series 2005-66 FD 1.056% 7/25/35 ●	231,696	230,607
Series 2005-110 MB 5.50% 9/25/35	2,590	2,740
Series 2011-88 AB 2.50% 9/25/26	38,481	38,784
Series 2011-113 MC 4.00% 12/25/40 .	86,106	88,581
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	14,306	16,206
Series 3016 FL 1.094% 8/15/35 ●	17,527	17,557
Series 3027 DE 5.00% 9/15/25	10,859	11,717
Series 3067 FA 1.054% 11/15/35 ●	939,690	937,159
Series 3232 KF 1.154% 10/15/36 ●	33,887	33,939
Series 3297 BF 0.944% 4/15/37 ●	360,074	357,708
Series 3737 NA 3.50% 6/15/25	54,998	57,117
Series 3780 LF 1.104% 3/15/29 ●	70,614	70,669
Series 3800 AF 1.204% 2/15/41 ●	2,002,461	2,010,427
Series 3803 TF 1.104% 11/15/28 ●	70,305	70,463
Series 4163 CW 3.50% 4/15/40	1,498,682	1,534,377
Freddie Mac Strips
Series 19 F 1.474% 6/1/28 ●	1,654	1,635
Freddie Mac Structured Agency Credit
Risk Debt Notes
Series 2014-DN4 M2 3.156% 10/25/24 ●	110,586	110,780
Series 2015-DNA3 M2 3.606% 4/25/28 ●	920,000	946,551

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-HQA1 M2 3.406% 3/25/28 ●	715,367	$729,786
Series 2015-HQA2 M2 3.556% 5/25/28 ●	775,000	795,473
Series 2016-DNA1 M2 3.656% 7/25/28 ●	470,000	483,824
Series 2016-DNA3 M2 2.756% 12/25/28 ●	410,000	413,816
Series 2016-DNA4 M2 2.056% 3/25/29 ●	250,000	249,525
Series 2016-HQA2 M2 3.006% 11/25/28 ●	480,000	489,858
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	835	966
Series T-58 2A 6.50% 9/25/43 ◆	19,106	21,859
NCUA Guaranteed Notes Trust 2011-R2
Series 2011-R2 1A 1.052% 2/6/20 ●	1,681,852	1,681,868

Total Agency Collateralized Mortgage Obligations (cost $18,960,569)		19,049,084

Agency Commercial Mortgage-Backed Securities – 0.39%
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #●	125,000	134,847
Series 2012-K22 B 144A 3.811% 8/25/45 #●	1,115,000	1,143,167
Series 2012-K708 B 144A 3.751% 2/25/45 #●	1,170,000	1,200,004
Series 2013-K712 B 144A 3.365% 5/25/45 #●	625,000	634,670
NCUA Guaranteed Notes Trust
Series 2011-C1 2A 1.182% 3/9/21 ●	2,392,529	2,387,710

Total Agency Commercial Mortgage-Backed Securities (cost $5,513,473)		5,500,398

Agency Mortgage-Backed Securities – 13.09%
Fannie Mae ARM
1.999% 8/1/37 ●	206,587	212,798
2.53% 1/1/35 ●	473,618	494,602
2.638% 3/1/38 ●	2,271	2,385
2.657% 12/1/33 ●	6,668	7,075
2.81% 8/1/34 ●	10,376	10,844
2.832% 9/1/38 ●	420,174	450,837
2.834% 4/1/36 ●	4,477	4,729

Limited-Term Diversified Income Series-6

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae ARM
2.898% 8/1/37•	90,270	$95,416
2.907% 9/1/35•	105,436	111,034
2.907% 8/1/36•	10,195	10,735
2.951% 6/1/36•	16,653	17,572
2.966% 4/1/46•	4,460,468	4,549,956
2.993% 7/1/36•	13,238	13,901
3.018% 7/1/36•	16,056	17,161
3.027% 6/1/34•	6,668	7,024
3.069% 11/1/35•	55,381	58,311
3.076% 8/1/35•	2,616	2,760
3.218% 4/1/44•	339,461	348,805
3.46% 1/1/41•	89,027	92,189
6.099% 8/1/37•	26,027	25,995
Fannie Mae S.F. 30 yr
4.50% 11/1/39	661,089	717,603
4.50% 1/1/40	652,805	708,151
4.50% 7/1/40	834,989	898,027
4.50% 8/1/40	204,857	221,079
4.50% 8/1/41	1,811,775	1,965,377
4.50% 1/1/42	713,171	773,069
4.50% 8/1/42	337,042	364,517
4.50% 10/1/44	155,717	168,829
4.50% 2/1/46	31,686,856	34,115,635
4.50% 7/1/46	2,027,603	2,185,940
5.00% 4/1/33	116,113	127,203
5.00% 2/1/35	76,204	83,399
5.00% 10/1/35	104,362	113,907
5.00% 2/1/36	69,000	75,354
5.00% 8/1/37	290,475	317,601
5.00% 12/1/39	313,032	345,528
5.00% 1/1/40	70,730	78,179
5.00% 11/1/44	1,386,311	1,517,426
5.50% 12/1/32	25,760	28,894
5.50% 6/1/33	88,614	99,392
5.50% 11/1/33	727,481	815,881
5.50% 4/1/34	584,029	654,820
5.50% 7/1/34	37,923	42,535
5.50% 9/1/34	622,838	698,560
5.50% 12/1/34	117,002	131,066
5.50% 3/1/35	130,704	146,345
5.50% 5/1/35	435,800	488,157
5.50% 9/1/35	367,621	411,102
5.50% 12/1/35	129,464	144,711
5.50% 1/1/36	494,395	554,496
5.50% 4/1/36	1,387,417	1,552,610
5.50% 5/1/36	219,337	245,815
5.50% 7/1/36	38,267	42,871
5.50% 9/1/36	41,148	45,962
5.50% 10/1/36	460,797	514,750
5.50% 2/1/37	2,514,937	2,796,138
5.50% 4/1/37	339,341	378,753

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.50% 6/1/37	434,121	$485,094
5.50% 8/1/37	512,044	573,908
5.50% 9/1/37	537,630	599,333
5.50% 1/1/38	4,589,882	5,108,975
5.50% 2/1/38	48,035	53,864
5.50% 3/1/38	716,845	806,364
5.50% 4/1/38	542,142	605,533
5.50% 6/1/38	1,030,412	1,149,425
5.50% 8/1/38	108,663	121,792
5.50% 1/1/39	444,037	497,975
5.50% 6/1/39	530,728	593,958
5.50% 11/1/39	611,022	681,643
5.50% 3/1/40	1,980,712	2,217,470
5.50% 3/1/41	22,197,042	24,890,271
5.50% 8/1/41	1,360,886	1,524,243
5.50% 9/1/41	3,441,420	3,854,404
6.00% 11/1/34	892	1,009
6.00% 4/1/36	4,458	5,048
6.00% 9/1/36	220,919	256,656
6.00% 7/1/37	448,694	514,237
6.00% 8/1/37	193,472	219,424
6.00% 1/1/38	71,565	80,979
6.00% 5/1/38	765,502	867,447
6.00% 1/1/39	217,585	246,575
6.00% 2/1/39	287,573	325,749
6.00% 10/1/39	1,845,654	2,126,396
6.00% 5/1/41	443,469	502,870
6.00% 7/1/41	4,477,727	5,068,324
6.50% 6/1/29	622	704
6.50% 1/1/34	595	683
6.50% 6/1/36	1,838	2,080
6.50% 10/1/36	1,572	1,778
6.50% 8/1/37	128	145
6.50% 5/1/40	383,373	435,918
7.00% 12/1/34	295	312
7.00% 12/1/35	743	828
7.00% 12/1/37	1,296	1,384
7.50% 6/1/31	4,492	5,435
7.50% 4/1/32	213	244
7.50% 5/1/33	566	570
7.50% 6/1/34	267	305
Freddie Mac ARM
2.553% 10/1/46•	1,197,528	1,206,286
2.681% 10/1/36•	3,290	3,475
2.846% 4/1/33•	3,089	3,196
2.919% 6/1/37•	147,614	154,433
2.943% 11/1/44•	237,976	244,228
3.114% 3/1/46•	1,041,585	1,067,940
3.135% 7/1/38•	350,667	371,349
3.275% 10/1/37•	37,028	38,926
4.899% 8/1/38•	6,478	6,774

Limited-Term Diversified Income Series-7

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
4.00% 6/1/45	12,832,127	$13,568,841
4.00% 7/1/46	5,756,755	6,084,319
4.50% 4/1/39	114,464	123,615
4.50% 5/1/40	4,512,023	4,892,938
4.50% 3/1/42	1,326,921	1,437,017
4.50% 8/1/42	13,224,200	14,334,273
4.50% 12/1/43	537,490	581,057
4.50% 8/1/44	444,447	482,139
4.50% 7/1/45	2,650,378	2,853,170
5.00% 6/1/36	1,109,080	1,212,356
5.00% 4/1/44	2,136,567	2,349,999
5.50% 6/1/36	33,540	37,683
5.50% 5/1/37	286,039	321,361
5.50% 3/1/40	178,125	198,117
5.50% 8/1/40	599,671	668,733
5.50% 6/1/41	6,199,112	6,920,160
6.00% 2/1/36	453,717	517,544
6.00% 3/1/36	342,447	391,434
6.00% 1/1/38	65,791	74,326
6.00% 6/1/38	180,013	204,379
6.00% 8/1/38	785,583	901,175
6.00% 5/1/40	503,119	568,387
6.00% 7/1/40	452,636	515,447
7.00% 11/1/33	3,742	4,397
GNMA I S.F. 30 yr
5.00% 3/15/40	1,877,706	2,055,990
7.00% 12/15/34	15,363	18,064
GNMA II S.F. 30 yr
5.50% 5/20/37	328,453	364,105
5.50% 4/20/40	303,213	331,969
6.00% 2/20/39	469,739	530,916
6.00% 2/20/40	1,561,241	1,781,955
6.00% 4/20/46	497,301	554,278
6.50% 10/20/39	555,456	628,944

Total Agency Mortgage-Backed Securities (cost $186,585,229)		184,138,858

Convertible Bond – 0.12%
Jefferies Group 3.875% exercise price $43.93, maturity date 11/1/29	1,645,000	1,667,619

Total Convertible Bond (cost $1,752,953)		1,667,619

Corporate Bonds – 38.32%
Banking – 15.11%
ANZ New Zealand International 144A 2.60% 9/23/19 #	7,290,000	7,354,487
Bank of America
2.503% 10/21/22	3,195,000	3,094,099
4.45% 3/3/26	6,110,000	6,308,404

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Bank of New York Mellon
2.45% 11/27/20	5,100,000	$5,104,687
2.50% 4/15/21	1,000,000	1,001,706
Barclays 3.20% 8/10/21	3,905,000	3,862,986
BB&T
2.05% 5/10/21	7,500,000	7,365,427
2.45% 1/15/20	2,085,000	2,102,230
Branch Banking & Trust 3.625% 9/16/25	1,570,000	1,597,982
Capital One 2.25% 9/13/21	3,015,000	2,945,013
Capital One Financial 4.20% 10/29/25	1,190,000	1,196,126
Citigroup 2.90% 12/8/21	3,710,000	3,704,209
Citizens Bank
2.30% 12/3/18	5,285,000	5,314,448
2.45% 12/4/19	5,065,000	5,085,488
Commonwealth Bank of Australia 2.40% 11/2/20	8,600,000	8,550,017
Compass Bank 2.75% 9/29/19	9,170,000	9,126,048
Cooperatieve Rabobank 3.75% 7/21/26	1,775,000	1,743,396
Credit Suisse
2.30% 5/28/19	8,285,000	8,308,173
3.00% 10/29/21	925,000	934,464
Credit Suisse Group Funding Guernsey 3.80% 6/9/23	2,640,000	2,640,821
Fifth Third Bancorp 2.875% 7/27/20	2,345,000	2,376,658
Fifth Third Bank
2.25% 6/14/21	240,000	237,421
2.30% 3/15/19	6,090,000	6,132,971
3.85% 3/15/26	1,190,000	1,199,812
HSBC Holdings 2.65% 1/5/22	2,785,000	2,720,781
Huntington Bancshares 2.30% 1/14/22	2,670,000	2,592,639
JPMorgan Chase & Co.
2.40% 6/7/21	2,820,000	2,795,844
2.75% 6/23/20	1,180,000	1,191,247
4.25% 10/1/27	4,610,000	4,746,636
JPMorgan Chase Bank 1.65% 9/23/19	5,005,000	4,957,177
KeyBank
2.35% 3/8/19	4,160,000	4,185,226
2.50% 11/22/21	4,565,000	4,538,975
3.18% 5/22/22	940,000	950,443
KeyCorp 5.00% 12/29/49 •	1,290,000	1,193,250
Morgan Stanley
2.45% 2/1/19	7,760,000	7,817,214
2.625% 11/17/21	740,000	731,921
3.95% 4/23/27	5,180,000	5,138,487
Nationwide Building Society 144A 4.00% 9/14/26 #	1,830,000	1,746,999
PNC Bank
2.30% 6/1/20	2,645,000	2,645,153
2.45% 11/5/20	2,985,000	2,992,077
PNC Financial Services Group 5.00% 12/29/49 •	2,705,000	2,617,088

Limited-Term Diversified Income Series-8

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Royal Bank of Scotland Group
3.875% 9/12/23	4,245,000	$4,082,209
8.625% 12/29/49 •	2,095,000	2,142,138
Santander UK Group Holdings 2.875% 10/16/20	5,445,000	5,406,836
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	7,410,000	7,436,431
State Street 2.55% 8/18/20	2,220,000	2,243,554
SunTrust Banks
2.50% 5/1/19	7,305,000	7,371,286
2.70% 1/27/22	1,325,000	1,327,123
SVB Financial Group 3.50% 1/29/25	2,430,000	2,345,451
Toronto-Dominion Bank 2.25% 11/5/19 .	6,935,000	6,979,127
U.S. Bancorp 2.35% 1/29/21	3,365,000	3,374,627
U.S. Bank 1.40% 4/26/19	3,500,000	3,463,117
UBS Group Funding Jersey
144A 2.65% 2/1/22 #	1,795,000	1,746,601
144A 3.00% 4/15/21 #	5,915,000	5,924,020
USB Capital IX 3.50% 10/29/49 •	2,220,000	1,825,950
Wells Fargo Bank 2.15% 12/6/19	3,855,000	3,854,237
Zions Bancorporation 4.50% 6/13/23	2,195,000	2,224,191

		212,595,128

Basic Industry – 1.30%
Air Liquide Finance 144A 1.75% 9/27/21 #	2,725,000	2,622,992
CF Industries 144A 3.40% 12/1/21 #	2,845,000	2,818,251
Georgia-Pacific
144A 2.539% 11/15/19 #	4,000,000	4,037,756
144A 5.40% 11/1/20 #	2,365,000	2,602,292
INVISTA Finance 144A 4.25% 10/15/19 #	2,525,000	2,515,897
WestRock
3.50% 3/1/20	1,990,000	2,041,752
4.45% 3/1/19	1,510,000	1,576,455

		18,215,395

Brokerage – 0.23%
Jefferies Group 5.125% 1/20/23	3,115,000	3,264,202

		3,264,202

Capital Goods – 1.15%
Crane 2.75% 12/15/18	420,000	425,451
Fortive 144A 1.80% 6/15/19 #	7,000,000	6,960,604
Fortune Brands Home & Security 3.00% 6/15/20	1,285,000	1,294,287
General Electric 1.261% 5/5/26 •	305,000	295,479
Roper Technologies 2.80% 12/15/21	2,635,000	2,636,763
Waste Management 2.40% 5/15/23	4,705,000	4,568,856

		16,181,440

Communications – 3.52%
21st Century Fox America 4.50% 2/15/21	2,945,000	3,151,580

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
American Tower
2.25% 1/15/22	4,600,000	$4,411,382
2.80% 6/1/20	2,005,000	2,007,645
3.30% 2/15/21	945,000	956,660
AT&T
2.45% 6/30/20	2,890,000	2,872,247
2.80% 2/17/21	160,000	158,882
Charter Communications Operating 4.908% 7/23/25	4,830,000	5,099,171
Crown Castle International 5.25% 1/15/23	2,095,000	2,262,600
Crown Castle Towers 144A 3.663% 5/15/25 #	3,785,000	3,795,257
Deutsche Telekom International Finance
144A 1.50% 9/19/19 #	6,675,000	6,571,805
144A 1.95% 9/19/21 #	1,390,000	1,340,870
144A 2.485% 9/19/23 #	2,690,000	2,573,399
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	1,080,000	1,052,503
SBA Tower Trust
144A 2.24% 4/16/18 #	1,660,000	1,663,620
144A 2.898% 10/15/19 #	1,520,000	1,531,536
Verizon Communications
1.75% 8/15/21	3,230,000	3,101,940
4.50% 9/15/20	3,640,000	3,898,538
5.15% 9/15/23	2,830,000	3,133,721

		49,583,356

Consumer Cyclical – 2.31%
CVS Health
2.125% 6/1/21	2,550,000	2,502,996
3.875% 7/20/25	1,672,000	1,727,887
Daimler Finance North America 144A 2.20% 10/30/21 #	2,800,000	2,738,058
Ford Motor Credit
3.096% 5/4/23	5,080,000	4,912,827
3.336% 3/18/21	720,000	725,703
General Motors Financial
2.35% 10/4/19	7,000,000	6,922,300
3.15% 1/15/20	2,455,000	2,472,121
Historic TW 6.875% 6/15/18	1,340,000	1,433,657
Hyundai Capital America
144A 2.125% 10/2/17 #	260,000	260,538
144A 2.55% 2/6/19 #	3,000,000	3,019,077
144A 3.00% 3/18/21 #	150,000	149,987
Toyota Motor Credit 1.375% 1/10/18	200,000	199,777
Walgreens Boots Alliance 2.60% 6/1/21 .	5,525,000	5,495,983

		32,560,911

Consumer Non-Cyclical – 4.05%
Abbott Laboratories 2.90% 11/30/21	10,105,000	10,087,640
AbbVie 2.30% 5/14/21	8,495,000	8,331,845

Limited-Term Diversified Income Series-9

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Anheuser-Busch InBev Finance
1.90% 2/1/19	6,000,000	$6,011,652
2.65% 2/1/21	3,455,000	3,478,121
Gilead Sciences 1.95% 3/1/22	5,480,000	5,305,999
Molson Coors Brewing 2.10% 7/15/21	3,845,000	3,748,702
Reynolds American 4.00% 6/12/22	2,765,000	2,895,505
Roche Holdings 144A 1.75% 1/28/22 #	2,370,000	2,279,298
Shire Acquisitions Investments Ireland 2.40% 9/23/21	7,135,000	6,899,930
Sysco 2.50% 7/15/21	3,645,000	3,609,931
Teva Pharmaceutical Finance Netherlands III 2.80% 7/21/23	1,760,000	1,668,457
Thermo Fisher Scientific 3.00% 4/15/23	2,730,000	2,687,033

		57,004,113

Electric – 4.85%
Ameren 2.70% 11/15/20	7,615,000	7,662,716
Arizona Public Service 2.20% 1/15/20	8,255,000	8,268,200
CenterPoint Energy 5.95% 2/1/17	1,675,000	1,680,729
CMS Energy 6.25% 2/1/20	2,945,000	3,259,909
Dominion Resources 2.00% 8/15/21	5,710,000	5,543,468
DTE Energy
2.40% 12/1/19	3,350,000	3,368,810
3.30% 6/15/22	2,145,000	2,184,614
Duke Energy 1.80% 9/1/21	5,640,000	5,439,047
Entergy 4.00% 7/15/22	6,555,000	6,862,672
Exelon 2.85% 6/15/20	3,500,000	3,540,184
Exelon Generation 4.25% 6/15/22	1,675,000	1,735,739
Fortis 144A 2.10% 10/4/21 #	6,715,000	6,497,414
IPALCO Enterprises 3.45% 7/15/20	4,765,000	4,872,213
Kansas City Power & Light 6.375% 3/1/18	3,715,000	3,904,138
LG&E & KU Energy 3.75% 11/15/20	470,000	489,242
NV Energy 6.25% 11/15/20	2,350,000	2,667,325
Pacific Gas & Electric 3.50% 10/1/20	250,000	259,597

		68,236,017

Energy – 2.06%
BP Capital Markets
3.216% 11/28/23	2,435,000	2,461,546
3.561% 11/1/21	1,050,000	1,096,792
3.723% 11/28/28	1,085,000	1,104,004
Chevron 2.10% 5/16/21	5,575,000	5,530,634
Regency Energy Partners
5.00% 10/1/22	2,130,000	2,259,870
Shell International Finance 1.75% 9/12/21	6,380,000	6,204,065
TransCanada PipeLines 1.625% 11/9/17	2,130,000	2,128,701
Williams Partners 7.25% 2/1/17	3,251,000	3,263,760
Woodside Finance 144A 8.75% 3/1/19 #	4,420,000	4,990,295

		29,039,667

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Finance Companies – 0.83%
AerCap Ireland Capital 3.95% 2/1/22	7,660,000	$7,746,175
Air Lease 3.00% 9/15/23	2,375,000	2,272,443
SMBC Aviation Capital Finance 144A 2.65% 7/15/21 #	1,660,000	1,599,714

		11,618,332

Insurance – 1.08%
Aetna 2.40% 6/15/21	6,455,000	6,432,504
Berkshire Hathaway Finance 2.90% 10/15/20	1,530,000	1,567,797
Pricoa Global Funding I 144A 1.60% 5/29/18 #	920,000	919,571
Principal Life Global Funding II 144A 1.50% 4/18/19 #	3,500,000	3,457,171
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,910,000	1,944,281
144A 4.125% 11/1/24 #	900,000	910,542

		15,231,866

Natural Gas – 0.49%
Sempra Energy 1.625% 10/7/19	7,000,000	6,914,369

		6,914,369

Real Estate – 0.07%
Host Hotels & Resorts 3.75% 10/15/23	635,000	624,312
WEA Finance 144A 3.75% 9/17/24 #	400,000	405,105

		1,029,417

Technology – 0.58%
Analog Devices 2.50% 12/5/21	2,305,000	2,286,475
Cisco Systems 1.85% 9/20/21	2,315,000	2,260,878
National Semiconductor 6.60% 6/15/17	925,000	948,049
NXP
144A 4.125% 6/1/21 #	2,140,000	2,214,900
144A 4.625% 6/1/23 #	385,000	405,213

		8,115,515

Transportation – 0.69%
Penske Truck Leasing
144A 3.30% 4/1/21 #	1,130,000	1,143,802
144A 3.375% 2/1/22 #	3,470,000	3,503,284
Ryder System 3.45% 11/15/21	4,240,000	4,348,697
United Airlines 2015-1 Class AA
Pass-Through Trust 3.45% 12/1/27 ♦	722,111	714,890

		9,710,673

Total Corporate Bonds (cost $540,656,433)		539,300,401

Municipal Bonds – 1.05%
Commonwealth of Massachusetts 5.00% 10/1/25	1,500,000	1,818,720
County of Baltimore, Maryland 5.00% 2/1/26	3,320,000	4,067,664

Limited-Term Diversified Income Series-10

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
New York City, New York
Series C 5.00% 8/1/26	840,000	$1,007,714
Series C 5.00% 8/1/27	1,030,000	1,225,669
University of California Series Y-2 1.272% 7/1/41 ●	6,670,000	6,666,131

Total Municipal Bonds (cost $15,113,145)		14,785,898

Non-Agency Asset-Backed Securities – 34.11%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	528,989	538,381
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	8,490,000	8,502,076
Series 2014-1 A1 1.174% 1/15/19 ●	3,220,000	3,220,340
Series 2014-4 A2 1.43% 6/17/19	2,130,000	2,131,258
American Express Credit Account Master Trust
Series 2012-1 A 0.974% 1/15/20 ●	8,200,000	8,204,654
Series 2013-2 A 1.124% 5/17/21 ●	3,290,000	3,300,098
Series 2014-1 A 1.074% 12/15/21 ●	10,735,000	10,754,545
ARI Fleet Lease Trust Series 2015-A A2 144A 1.11% 11/15/18 #	188,513	188,167
Avis Budget Rental Car Funding AESOP Series 2013-2A A 144A 2.97% 2/20/20 #	8,750,000	8,840,531
Bank of America Credit Card Trust
Series 2007-A4 A4 0.744% 11/15/19 ●	8,614,000	8,608,949
Series 2014-A1 A 1.084% 6/15/21 ●	1,550,000	1,553,897
Series 2014-A2 A 0.974% 9/16/19 ●	15,072,000	15,074,959
Series 2014-A3 A 0.994% 1/15/20 ●	2,560,000	2,561,777
Barclays Dryrock Issuance Trust
Series 2014-2 A 1.044% 3/16/20 ●	1,090,000	1,090,189
BMW Floorplan Master Owner Trust Series 2015-1A A 144A 1.204% 7/15/20 #●	1,800,000	1,800,016
BMW Vehicle Lease Trust 2016-2 Series 2016-2 A3 1.43% 9/20/19	1,080,000	1,080,443
Cabela’s Credit Card Master Note Trust
Series 2014-1 A 1.054% 3/16/20 ●	320,000	320,029
Series 2014-2 A 1.154% 7/15/22 ●	3,750,000	3,755,076
Series 2015-1A A1 2.26% 3/15/23	5,300,000	5,307,367
Capital One Multi-Asset Execution Trust Series 2007-A1 A1 0.754% 11/15/19 ●	4,085,000	4,085,000
Series 2007-A2 A2 0.784% 12/16/19 ●	585,000	585,000
Series 2007-A5 A5 0.744% 7/15/20 ●	6,850,000	6,842,762
Series 2014-A3 A3 1.084% 1/18/22 ●	3,850,000	3,851,563
Series 2016-A1 A1 1.154% 2/15/22 ●	10,997,000	11,041,672

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
Capital One Multi-Asset Execution Trust Series 2016-A2 A2 1.334% 2/15/24 ●	7,500,000	$7,544,479
Chase Issuance Trust
Series 2007-A5 A5 0.744% 3/15/19 ●	100,000	99,982
Series 2007-A12 A12 0.754% 8/15/19 ●	1,250,000	1,249,276
Series 2007-B1 B1 0.954% 4/15/19 ●	6,100,000	6,098,332
Series 2007-C1 C1 1.164% 4/15/19 ● .	2,490,000	2,489,794
Series 2012-A10 A10 0.964% 12/16/19 ●	16,750,000	16,768,326
Series 2013-A3 A3 0.984% 4/15/20 ●	6,110,000	6,119,709
Series 2013-A6 A6 1.124% 7/15/20 ●	983,000	986,311
Series 2013-A7 A 1.134% 9/15/20 ●	2,800,000	2,808,272
Series 2013-A9 A 1.124% 11/16/20 ●	10,225,000	10,255,541
Series 2014-A5 A5 1.074% 4/15/21 ●	8,890,000	8,903,510
Series 2014-A7 A7 1.38% 11/15/19	5,500,000	5,504,778
Series 2015-A6 A6 0.954% 5/15/19 ●	15,266,000	15,271,459
Series 2016-A1 A 1.114% 5/17/21 ●	2,290,000	2,297,155
Series 2016-A3 A3 1.254% 6/15/23 ●	7,600,000	7,623,175
Chesapeake Funding Series 2014-1A A 144A 1.072% 3/7/26 #●	3,156,343	3,145,498
Citibank Credit Card Issuance Trust
Series 2008-A7 A7 2.114% 5/20/20 ●	694,000	705,088
Series 2013-A2 A2 1.036% 5/26/20 ●	5,647,000	5,652,614
Series 2013-A4 A4 1.176% 7/24/20 ●	18,985,000	19,045,416
Series 2013-A7 A7 1.094% 9/10/20 ●	6,632,000	6,655,825
Series 2016-A3 A3 1.266% 12/7/23 ●	3,000,000	3,001,406
CNH Equipment Trust Series 2016-B A2B 1.104% 10/15/19 ●	265,000	265,341
Discover Card Execution Note Trust Series 2012-A4 A4 1.074% 11/15/19 ●	2,550,000	2,552,531
Series 2013-A1 A1 1.004% 8/17/20 ●	9,795,000	9,803,020
Series 2013-A6 A6 0.988% 4/15/21 ●	9,350,000	9,387,824
Series 2014-A1 A1 1.134% 7/15/21 ●	12,984,000	13,032,433
Series 2015-A1 A1 1.054% 8/17/20 ●	11,275,000	11,291,979
Series 2016-A4 A4 1.39% 3/15/22	1,585,000	1,566,908
Enterprise Fleet Financing Series 2014-1 A2 144A 0.87% 9/20/19 #	133,460	133,362
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	963,826	963,939
Ford Credit Auto Owner Trust
Series 2016-B A2B 1.014% 3/15/19 ●	1,092,389	1,092,985
Series 2016-C A2B 0.844% 9/15/19 ●	1,500,000	1,500,039
Ford Credit Floorplan Master Owner Trust A
Series 2014-1 A1 1.20% 2/15/19	7,068,000	7,068,334
Series 2014-1 A2 1.104% 2/15/19 ●	7,165,000	7,166,225

Limited-Term Diversified Income Series-11

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust A
Series 2014-4 A2 1.054% 8/15/19 ●	2,640,000	$2,642,844
Series 2015-1 A2 1.104% 1/15/20 ●	15,082,000	15,098,221
Series 2015-2 A2 1.274% 1/15/22 ●	19,155,000	19,163,315
Series 2015-4 A2 1.304% 8/15/20 ●	4,000,000	4,017,163
Golden Credit Card Trust
Series 2014-1A A 144A 1.203% 3/15/19 #●	570,000	569,815
Series 2014-2A A 144A 1.154% 3/15/21 #●	8,195,000	8,204,346
Series 2015-1A A 144A 1.144% 2/15/20 #●	10,175,000	10,182,191
GreatAmerica Leasing Receivables Series 2014-1 A3 144A 0.89% 7/15/17 #	258,290	258,223
Hertz Fleet Lease Funding Series 2014-1 A 144A 1.064% 4/10/28 #●	1,459,990	1,459,311
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	348,575	308,582
Honda Auto Receivables Owner Trust Series 2015-3 A3 1.27% 4/18/19	3,000,000	2,999,030
Hyundai Auto Lease Securitization Trust
Series 2015-A A3 144A 1.42% 9/17/18 #	4,955,892	4,962,693
Series 2016-A A2B 144A 1.254% 7/16/18 #●	6,586,422	6,592,537
Hyundai Auto Receivables Trust
Series 2015-C A2B 1.074% 11/15/18 ●	793,733	793,936
Series 2016-A A2B 1.074% 6/17/19 ●	3,515,019	3,519,479
Mercedes-Benz Auto Lease Trust Series 2016-A A2B 1.264% 7/16/18 ●	707,357	708,200
Mercedes-Benz Master Owner Trust
Series 2015-AA A 144A 1.024% 4/15/19 #●	1,500,000	1,500,000
Series 2015-BA A 144A 1.084% 4/15/20 #●	16,600,000	16,600,169
Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 144A 2.106% 9/27/21 #●	715,000	716,917
NextGear Floorplan Master Owner Trust Series 2014-1A A 144A 1.92% 10/15/19 #	1,420,000	1,419,998
Nissan Auto Lease Trust Series 2015-B A2B 1.234% 12/15/17 ●	503,335	503,820

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
Nissan Auto Lease Trust
Series 2016-A A2B 1.084% 8/15/18 ● .	1,381,468	$1,383,098
Series 2016-B A2B 0.984% 12/17/18 ●	3,045,000	3,046,753
Nissan Auto Receivables Owner Trust
Series 2015-C A2B 1.054% 11/15/18 ●	280,472	280,753
Series 2016-A A2B 1.054% 2/15/19 ●	2,789,489	2,792,323
Series 2016-B A2B 1.004% 4/15/19 ●	2,675,000	2,676,605
Nissan Master Owner Trust Receivables Series 2015-A A1 1.104% 1/15/20 ●	2,855,000	2,859,578
Penarth Master Issuer
Series 2015-1A A1 144A 1.136% 3/18/19 #●	545,000	544,877
Series 2015-2A A1 144A 1.136% 5/18/19 #●	4,200,000	4,200,029
PFS Financing
Series 2014-AA A 144A 1.304% 2/15/19 #●	6,000,000	5,996,501
Series 2015-AA A 144A 1.324% 4/15/20 #●	1,000,000	997,946
Popular ABS Mortgage Pass Through Trust Series 2006-C A4 1.006% 7/25/36 ♦●	1,448,398	1,403,978
Porsche Innovative Lease Owner Trust Series 2015-1 A3 144A 1.19% 7/23/18 #	1,027,873	1,028,004
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	1,180,000	1,180,658
Series 2015-2 A 1.60% 4/15/21	1,120,000	1,120,945
Toyota Auto Receivables Trust Series 2016-B A2B 0.954% 10/15/18 ●	1,000,000	1,000,639
Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19 #	3,130,000	3,127,842
Volvo Financial Equipment Series 2014-1A A3 144A 0.82% 4/16/18 #	885,197	884,623
Wells Fargo Dealer Floorplan Master Note Trust
Series 2012-2 A 1.489% 4/22/19 ●	16,930,000	16,949,434
Series 2014-1 A 1.119% 7/20/19 ●	6,398,000	6,398,675
Series 2015-1 A 1.239% 1/20/20 ●	7,290,000	7,300,770
Wheels
Series 2014-1A A2 144A 0.84% 3/20/23 #	393,293	393,049

Limited-Term Diversified Income Series-12

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
World Financial Network Credit Card Master Trust Series 2015-A A 1.184% 2/15/22 •	965,000	$966,862

Total Non-Agency Asset-Backed Securities (cost $479,641,437)		480,044,347

Non-Agency Collateralized Mortgage Obligations – 0.22%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35 f	10,701	10,586
Bank of America Alternative Loan Trust Series 2005-6 7A1 5.50% 7/25/20	11,297	10,877
JPMorgan Mortgage Trust Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	650,000	640,155
Sequoia Mortgage Trust Series 2014-2 A4 144A 3.50% 7/25/44 #•	602,136	600,866
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	915,930	918,151
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	945,877	946,455

Total Non-Agency Collateralized Mortgage Obligations (cost $3,113,674)		3,127,090

Non-Agency Commercial Mortgage-Backed Securities – 0.38%
Banc of America Commercial Mortgage Trust Series 2007-4 AM 5.814% 2/10/51 •	205,000	208,774
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16 A1A 5.711% 6/11/40 •	1,619,999	1,635,593
Citigroup Commercial Mortgage Trust Series 2007-C6 AM 5.711% 12/10/49 •	760,000	770,902
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	500,806	500,627
DB-UBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,015,000	1,101,190

	Principal amount°	Value (U.S. $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 •	1,311,265	$1,176,598

Total Non-Agency Commercial Mortgage-Backed Securities (cost $5,806,235)		5,393,684

U.S. Treasury Obligations – 8.51%
U.S. Treasury Floating Rate Note
0.701% 10/31/18 •	8,450,000	8,453,067
0.705% 7/31/18 •	84,220,000	84,313,568
U.S. Treasury Notes
1.25% 10/31/21	2,500,000	2,424,513
1.50% 8/15/26	26,685,000	24,543,956

Total U.S. Treasury Obligations (cost $120,421,994)		119,735,104

	Number of shares
Preferred Stock – 1.07%
General Electric 5.00% •	5,497,000	5,711,108
Morgan Stanley 5.55% •	2,500,000	2,531,250
PNC Preferred Funding Trust II 144A 2.186% #•	6,900,000	6,675,750
USB Realty 144A 2.027% #•	200,000	176,500

Total Preferred Stock (cost $14,826,618)		15,094,608

	Principal amount°
Short-Term Investments – 1.14%
Discount Note – 0.36% ≠
Federal Home Loan Bank 0.47% 1/25/17	5,085,860	5,084,711

		5,084,711

Repurchase Agreements – 0.78%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $3,689,351 (collateralized by U.S. government obligations 2.00% 8/15/25; market value $3,762,966)	3,689,183	3,689,183

Limited-Term Diversified Income Series-13

 Delaware VIP® Limited-Term Diversified Income Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $4,304,190 (collateralized by U.S. government obligations 0.00%-4.375%5/15/18-11/15/44; market value $4,390,129)	4,304,046	$4,304,046

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $2,946,929 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $3,005,708)	2,946,771	$2,946,771

		10,940,000

Total Short-Term Investments
(cost $16,024,199)		16,024,711

Total Value of Securities – 99.75% (cost $1,408,434,685)	$1,403,882,463

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2016, the aggregate value of Rule 144A securities was $198,960,552, which represents 14.14% of the Series’ net assets. See Note 11 in “Notes to financial statements.”

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
●	Variable rate security. Each rate shown is as of Dec. 31, 2016. Interest rates reset periodically.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2016.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

DB – Deutsche Bank

GNMA – Government National Mortgage Association

LB – Lehman Brothers

NCUA – National Credit Union Administration

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

UBS – Union Bank of Switzerland

yr – Year

See accompanying notes, which are an integral part of the financial statements

Limited-Term Diversified Income Series-14

Delaware VIP® Trust—Delaware VIP Limited-Term Diversified Income Series

Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$1,387,857,752
Short-term investments, at value[2]	16,024,711
Interest receivable	5,425,124
Receivable for series shares sold	49,170
Receivable for securities sold	28,017

Total assets	1,409,384,774

Liabilities:
Cash due to custodian	27,706
Investment management fees payable to affiliates	568,206
Income distribution payable	534,772
Payable for series shares redeemed	360,473
Distribution fees payable to affiliates	281,044
Dividend disbursing and transfer agent fees and expenses payable to affiliates	8,941
Accounting and administration expenses payable to affiliates	5,607
Trustees’ fees and expenses payable	3,503
Legal fees payable to affiliates	2,563
Reports and statements to shareholders expenses payable to affiliates	1,242
Other accrued expenses	200,125

Total liabilities	1,994,182

Total Net Assets	$1,407,390,592

Net Assets Consist of:
Paid-in capital	$1,427,264,902
Undistributed net investment income	518,039
Accumulated net realized loss on investments	(15,840,127)
Net unrealized depreciation of investments	(4,552,222)

Total Net Assets	$1,407,390,592

Net Asset Value
Standard Class:
Net assets	$81,412,214
Shares of beneficial interest outstanding, unlimited authorization, no par	8,292,334
Net asset value per share	$9.82

Service Class:
Net assets	$1,325,978,378
Shares of beneficial interest outstanding, unlimited authorization, no par	135,967,623
Net asset value per share	$9.75
[1] Investments, at cost	$1,392,410,486
[2] Short-term investments, at cost	16,024,199

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-15

Delaware VIP® Trust—

Delaware VIP Limited-Term Diversified

Income Series

Statement of operations

Year ended December 31, 2016

Delaware VIP Trust—

Delaware VIP Limited-Term Diversified Income Series

Statements of changes in net assets

Investment Income:
Interest	$24,288,270
Expenses:
Management fees	6,799,830
Distribution expenses – Service Class	4,069,799
Accounting and administration expenses	457,955
Reports and statements to shareholders expenses	152,052
Dividend disbursing and transfer agent fees and expenses	121,525
Legal fees	93,725
Trustees’ fees and expenses	70,787
Custodian fees	67,807
Audit and tax fees	49,490
Registration fees	634
Other	61,460

11,945,064
Less waived distribution expenses – Service Class	(678,300)
Less expense paid indirectly	(1)

Total operating expenses	11,266,763

Net Investment Income	13,021,507

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	13,849,688
Futures contracts	1,375,368

Net realized gain	15,225,056

Net change in unrealized appreciation (depreciation) of:
Investments	(2,565,150)
Futures contracts	45,311

Net change in unrealized appreciation (depreciation)	(2,519,839)

Net Realized and Unrealized Gain	12,705,217

Net Increase in Net Assets Resulting from Operations	$25,726,724

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,021,507	$16,337,709
Net realized gain	15,225,056	3,334,265
Net change in unrealized appreciation (depreciation)	(2,519,839)	(11,432,409)

Net increase in net assets resulting from operations	25,726,724	8,239,565

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,186,027)	(1,038,467)
Service Class	(19,144,703)	(20,222,493)

	(20,330,730)	(21,260,960)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	28,294,891	14,159,254
Service Class	62,673,915	73,226,858

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	1,173,457	1,039,647
Service Class	19,063,018	20,286,055

	111,205,281	108,711,814

Cost of shares redeemed:
Standard Class	(10,784,777)	(11,356,366)
Service Class	(131,971,405)	(115,692,591)

	(142,756,182)	(127,048,957)

Decrease in net assets derived from capital share transactions	(31,550,901)	(18,337,143)

Net Decrease in Net Assets	(26,154,907)	(31,358,538)

Net Assets:
Beginning of year	1,433,545,499	1,464,904,037

End of year	$1,407,390,592	$1,433,545,499

Undistributed net investment income	$518,039	$495,447

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-16

 Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Standard Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.780	$9.870	$9.860	$10.120	$10.090

Income (loss) from investment operations:
Net investment income[1]	0.114	0.134	0.120	0.092	0.095
Net realized and unrealized gain (loss)	0.090	(0.057)	0.046	(0.199)	0.183

Total from investment operations	0.204	0.077	0.166	(0.107)	0.278

Less dividends and distributions from:
Net investment income	(0.164)	(0.167)	(0.156)	(0.142)	(0.171)
Net realized gain	—	—	—	(0.007)	(0.077)
Return of capital	—	—	—	(0.004)	—

Total dividends and distributions	(0.164)	(0.167)	(0.156)	(0.153)	(0.248)

Net asset value, end of period	$9.820	$9.780	$9.870	$9.860	$10.120

Total return[2]	2.09%	0.78%	1.69%	(1.06% )	2.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,412	$62,646	$59,362	$50,161	$51,194
Ratio of expenses to average net assets	0.55%	0.56%	0.56%	0.56%	0.57%
Ratio of net investment income to average net assets	1.15%	1.36%	1.22%	0.92%	0.93%
Portfolio turnover	143%	128%	113%	236%	284%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-17

 Delaware VIP® Limited-Term Diversified Income Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Service Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.720	$9.800	$9.790	$10.050	$10.020

Income (loss) from investment operations:
Net investment income[1]	0.088	0.109	0.095	0.066	0.069
Net realized and unrealized gain (loss)	0.081	(0.048)	0.046	(0.199)	0.182

Total from investment operations	0.169	0.061	0.141	(0.133)	0.251

Less dividends and distributions from:
Net investment income	(0.139)	(0.141)	(0.131)	(0.116)	(0.144)
Net realized gain	—	—	—	(0.007)	(0.077)
Return of capital	—	—	—	(0.004)	—

Total dividends and distributions	(0.139)	(0.141)	(0.131)	(0.127)	(0.221)

Net asset value, end of period	$9.750	$9.720	$9.800	$9.790	$10.050

Total return[2]	1.73%	0.62%	1.44%	(1.33% )	2.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,325,979	$1,370,899	$1,405,542	$1,331,406	$1,127,086
Ratio of expenses to average net assets	0.80%	0.81%	0.81%	0.81%	0.82%
Ratio of expenses to average net assets prior to fees waived	0.85%	0.86%	0.86%	0.86%	0.87%
Ratio of net investment income to average net assets	0.90%	1.11%	0.97%	0.67%	0.68%
Ratio of net investment income to average net assets prior to fees waived	0.85%	1.06%	0.92%	0.62%	0.63%
Portfolio turnover	143%	128%	113%	236%	284%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-18

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Limited-Term Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset- backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of a trading in a security.

Federal and Foreign Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting—Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016, and matured on the next business day.

To Be Announced Trades (TBA)—The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Use of Estimates—The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Limited-Term Diversified Income Series-19

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2016, the Series was charged $67,575 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $107,081 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2016 through Dec. 31, 2016* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $29,920 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2016 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Series engaged in securities sales of $35,529,895 which resulted in net realized losses of ($79).

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

Limited-Term Diversified Income Series-20

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,231,487,601
Purchases of U.S. government securities	789,016,357
Sales other than U.S. government securities	1,258,839,038
Sales of U.S. government securities	797,869,652

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$1,413,283,810	$8,528,486	$(17,929,833)	$(9,401,347)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 2
Agency, asset-backed & mortgage-backed securities	$697,274,122
Corporate debt	540,968,020
Municipal bonds	14,785,898
Preferred stock	15,094,608
Short-term investments	16,024,711
U.S. Treasury obligations	119,735,104

Total Value of Securities	$1,403,882,463

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended, there were no Level 3 investments.

Limited-Term Diversified Income Series-21

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 were as follows:

	Year ended 12/31/16	Year ended 12/31/15
Ordinary	$20,330,730	$21,260,960

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,427,264,902
Undistributed ordinary income	1,405,092
Distributions payable	(534,772)
Capital loss carryforwards	(11,343,283)
Unrealized depreciation on investments and derivatives	(9,401,347)

Net assets	$1,407,390,592

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments (CPDI), dividends payable, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments and paydowns of asset-and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2016, the Series recorded the following reclassifications:

Undistributed Net Investment	Accumulated Net Realized Loss
$7,331,815	$(7,331,815)

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

For federal income tax purposes, $7,850,807 of capital loss carryforwards from prior years was utilized in the year ended Dec. 31, 2016.

The Series has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term
$3,992,487	$7,350,796

Limited-Term Diversified Income Series-22

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/16	Year ended 12/31/15

Shares sold:
Standard Class	2,858,109	1,433,915
Service Class	6,385,573	7,468,551

Shares issued upon reinvestment of dividends and distributions:
Standard Class	118,678	105,354
Service Class	1,940,535	2,069,058
	11,302,895	11,076,878
Shares redeemed:
Standard Class	(1,089,539)	(1,149,117)
Service Class	(13,460,353)	(11,809,936)
	(14,549,892)	(12,959,053)
Net decrease	(3,246,997)	(1,882,175)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amounts outstanding as of Dec. 31, 2016 or at any time during the period then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

There were no open futures contracts at Dec. 31, 2016.

During the year ended Dec. 31, 2016, the Series entered into futures contracts to hedge the Series’ then existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Limited-Term Diversified Income Series-23

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

During the year ended Dec. 31, 2016, the Series experienced net realized gain or losses attributable to interest risk, which is disclosed as “Net realized gain on futures contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$2,789,274	$—

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities.The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the off setting disclosure requirements.The scope of the disclosure requirementsf or offsettingis limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivatives assets and derivatives liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$3,689,183	$(3,689,183)	$—	$(3,689,183)	$—
Bank of Montreal	4,304,046	(4,304,046)	—	(4,304,046)	—
BNP Paribas	2,946,771	(2,946,771)	—	(2,946,771)	—
Total	$10,940,000	$(10,940,000)	$—	$(10,940,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2016.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government

Limited-Term Diversified Income Series-24

Limited-Term Diversified Income Series-24

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, in strumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations held by the Series that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

Limited-Term Diversified Income Series-25

 Delaware VIP® Limited-Term Diversified Income Series

 Notes to financial statements (continued)

13. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

Limited-Term Diversified Income Series-26

 Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Limited-Term Diversified Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Limited-Term Diversified Income Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP

Philadelphia, Pennsylvania

February 16, 2017

Limited-Term Diversified Income Series-27

 Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Limited-Term Diversified Income Series investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Limited-Term Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment grade debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analys is of effective management fees and total expense ratios of the Series versus effective management fees and expenseratios of a group of similar funds as selected by Broadridge (the “Expense Group”). Inreviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (as suming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

Limited-Term Diversified Income Series-28

 Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

 Other Series information (Unaudited)

 Board consideration of Delaware VIP Limited-Term Diversified Income Series investment advisory agreement (continued)

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2017 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Limited-Term Diversified Income Series-29

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	62	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

Limited-Term Diversified Income Series-30

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Limited-Term Diversified Income Series-31

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPLTD [12/16] BNY 21386 (2/17) (18579)	Limited-Term Diversified Income Series-32

Delaware VIP® Trust
Delaware VIP REIT Series
Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP REIT Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP REIT Series
Portfolio management review	January 10, 2017

For the fiscal year ended Dec. 31, 2016, Delaware VIP REIT Series Standard Class shares returned +5.87% and Service Class shares returned +5.62% (both figures reflect returns with all dividends reinvested). The Series’ benchmark, the FTSE NAREIT Equity REITs Index, returned +8.52% for the same period.

Economic growth in the United States was sluggish, and financial markets struggled as the 2016 fiscal year began, just weeks after the U.S. Federal Reserve had raised rates for the first time in nine years. When volatility persisted into February, the Fed indicated that it would delay additional rate hikes that had been widely anticipated just weeks before. With higher rates seemingly off the table, real estate investment trusts (REITs) and other equities rallied through the end of July.

As 2016 progressed and the economy continued to produce solid if unspectacular growth, investors once again began to anticipate higher rates. Although that expectation put pressure on REIT valuations, leading to a sharp correction over the next several months, REITs still finished the fiscal year in positive territory. Near the end of the fiscal period, on Dec. 14, 2016, with signs that economic growth was improving, the Fed did raise rates again.

During the period, REIT sectors characterized by shorter-duration leases, such as lodging, encountered some difficulty in conjunction with slowing corporate profits. Mall REITs also struggled amid more difficult business conditions for retailers. On the positive side, industrial REITs performed particularly well, as increased reliance on e-commerce has boosted demand for specialized warehouse and distribution facilities.

Stock selection among apartment REITs hampered the Series’ performance relative to the benchmark. In particular, our overweighting in Equity Residential weighed on results. Weakness in coastal markets led to a negative return well short of the sector’s overall performance. We continued to hold the shares in the Series’ portfolio, believing they were selling below the underlying real estate value and that management could close the gap.

Another weak-performing sector was freestanding retail, where our lack of exposure to Realty Income, the largest stock in the category, hurt performance. We chose instead to hold other freestanding REITs that we liked for their diversified property portfolios. Although these other names did add value, their contribution failed to compensate for our decision on Realty Income.

Stock selection among lodging REITs also weighed on relative performance. A significant overweighting in Host Hotels & Resorts detracted, as this stock lagged both the market and the overall lodging sector. In addition, within regional malls, relative overweightings in Simon Property Group and General Growth Properties hurt results. Both stocks were weak performers throughout the fiscal year, reflecting the ongoing struggles of retailers around the country. That said, we believe they are high-quality companies and appear likely to be good long-term investments.

As discussed earlier, industrial REITs enjoyed especially strong results during the fiscal year. Accordingly, the Series’ overweight in two such names, Duke Realty and First Industrial Realty Trust, added to relative performance.

Among healthcare REITs, Alexandria Real Estate Equities, an owner and operator of laboratory space for pharmaceutical and biotechnology companies, added value. In addition, a lack of investment in HCP, the owner of medical office buildings and senior housing facilities, was beneficial. We avoided the stock due to concerns about Medicare reimbursement rates and the company’s management. HCP shares declined during the period, significantly trailing the results of the average healthcare REIT.

The Series’ underweight on average in Public Storage also contributed to relative performance. Along with other self-storage REITs, shares of Public Storage struggled amid slowing cash flow growth and high equity valuations.

During the fiscal year, we followed the same management strategy that we follow in all market environments. We emphasized those areas of the REIT market that, in our view, would benefit from a strong fundamental backdrop and where we believed we saw attractive valuations. We likewise kept our focus on real estate companies with the potential to continue growing cash flow and to prudently raise capital.

We maintained the Series’ underweight in the healthcare sector, given our persistent concerns about the senior housing industry. As the period progressed, we also became more cautious about self-storage, given increased supply weighing on industry fundamentals. Meanwhile, we continued to overweight the industrial sector, drawn by its potential to benefit from continued strong demand for warehouse and distribution facilities.

At fiscal year end, we sought out opportunities in lodging and retail. In both sectors, various REITs have struggled, providing what we believed were favorable opportunities to invest in stocks we liked at more favorable prices. The inclusion of real estate as the 11th sector in the S&P 500® Index should help broaden awareness of real estate securities over time. In light of that and recent market volatility, we encourage investors to continue to view the real estate asset class as a potential long-term investment.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
REIT Series-1

 Delaware VIP® Trust — Delaware VIP REIT Series

 Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP REIT Series
Average annual total returns
For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on May 4, 1998)	+5.87%	+12.45%	+11.18%	+5.13%	+9.53%

Service Class shares (commenced operations on May 1, 2000)	+5.62%	+12.18%	+10.90%	+4.87%	+10.68%

FTSE NAREIT Equity REITs Index	+8.52%	+13.38%	+12.01%	+5.08%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.09%, while total operating expenses for Standard Class and Service Class shares were 0.84% and 1.14%, respectively. The management fee for Standard Class and Service Class shares was 0.75%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance chart above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

REIT Series-2

 Delaware VIP® REIT Series

 Performance summary (continued)

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
-- Delaware VIP REIT Series (Standard Class)	$10,000	$16,493
-- FTSE NAREIT Equity REITs Index	$10,000	$16,416

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

REIT Series-3

 Delaware VIP® Trust — Delaware VIP REIT Series

 Disclosure of Series expenses

 For the six-month period from July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$ 958.10	0.82%	$4.04
Service Class	1,000.00	956.90	1.07%	5.26
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.01	0.82%	$4.17
Service Class	1,000.00	1,019.76	1.07%	5.43

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

REIT Series-4

Delaware VIP® Trust — Delaware VIP REIT Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Convertible Bond	0.06%
Common Stock	95.93%
Diversified REITs	7.73%
Healthcare REITs	8.86%
Healthcare Services	0.78%
Hotel REITs	4.78%
Industrial REITs	6.69%
Information Technology REITs	8.13%
Mall REITs	11.33%
Manufactured Housing REIT	1.31%
Multifamily REITs	15.49%
Office REITs	9.47%
Office/Industrial REIT	2.24%
Self-Storage REITs	5.12%
Shopping Center REITs	9.78%
Single Tenant REITs	4.22%
Short-Term Investments	3.23%
Total Value of Securities	99.22%
Receivables and Other Assets Net of Liabilities	0.78%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Simon Property Group	7.25%
Equinix	4.57%
Vornado Realty Trust	4.23%
Equity Residential	4.19%
Prologis	3.78%
Public Storage	3.77%
AvalonBay Communities	3.73%
Host Hotels & Resorts	3.26%
General Growth Properties	2.86%
Welltower	2.73%

REIT Series-5

 Delaware VIP® Trust — Delaware VIP REIT Series

 Schedule of investments

 December 31, 2016

	Principal amount°	Value (U.S. $)
Convertible Bond – 0.06%
VEREIT 3.75% exercise price $14.99,maturity date 12/15/20	284,000	$284,534

Total Convertible Bond (cost $270,194)		284,534

	Number of shares
Common Stock – 95.93%
Diversified REITs – 7.73%
EPR Properties	76,475	5,488,611
Gramercy Property Trust	356,725	3,274,735
Vornado Realty Trust	195,993	20,455,789
Washington Real Estate Investment Trust	248,363	8,118,986

		37,338,121

Healthcare REITs – 8.86%
Alexandria Real Estate Equities	70,158	7,796,658
HCP	324,725	9,650,827
Healthcare Realty Trust	175,750	5,328,740
National Health Investors	92,400	6,853,308
Welltower	196,720	13,166,470

		42,796,003

Healthcare Services – 0.78%
Brookdale Senior Living †	302,725	3,759,845

		3,759,845

Hotel REITs – 4.78%
Host Hotels & Resorts	837,268	15,774,129
Sunstone Hotel Investors	480,851	7,332,978

		23,107,107

Industrial REITs – 6.69%
DCT Industrial Trust	117,941	5,647,015
First Industrial Realty Trust	300,200	8,420,610
Prologis	346,122	18,271,780

		32,339,405

Information Technology REITs – 8.13%
Crown Castle International	83,925	7,282,172
Digital Realty Trust	100,550	9,880,043
Equinix	61,825	22,096,873

		39,259,088

Mall REITs – 11.33%
General Growth Properties	553,011	13,814,215
Simon Property Group	197,028	35,005,965
Taubman Centers	79,875	5,905,159

		54,725,339

Manufactured Housing REIT – 1.31%
Equity LifeStyle Properties	88,053	6,348,621

		6,348,621

Multifamily REITs – 15.49%
American Campus Communities	137,350	6,835,909
Apartment Investment & Management	276,675	12,574,879

	Number of shares	Value (U.S. $)
Common Stock (continued)
Multifamily REITs (continued)
AvalonBay Communities	101,739	$18,023,064
Equity Residential	314,275	20,226,739
Essex Property Trust	24,170	5,619,525
UDR	317,350	11,576,928

		74,857,044

Office REITs – 9.47%
Boston Properties	37,890	4,765,804
Brandywine Realty Trust	398,517	6,579,516
Empire State Realty Trust	350,175	7,070,033
Equity Commonwealth †	176,750	5,344,920
Hudson Pacific Properties	161,261	5,608,658
Kilroy Realty	94,200	6,897,324
Mack-Cali Realty	248,600	7,214,372
SL Green Realty	21,243	2,284,685

		45,765,312

Office/Industrial REIT – 2.24%
Duke Realty	406,850	10,805,936

		10,805,936

Self-Storage REITs – 5.12%
CubeSmart	188,495	5,046,011
Extra Space Storage	18,900	1,459,836
Public Storage	81,586	18,234,471

		24,740,318

Shopping Center REITs – 9.78%
Brixmor Property Group	319,500	7,802,190
DDR	379,382	5,793,163
Equity One	336,075	10,314,142
Kimco Realty	198,690	4,999,040
Regency Centers	84,914	5,854,820
Retail Properties of America	304,050	4,661,087
Urban Edge Properties	284,700	7,832,097

		47,256,539

Single Tenant REITs – 4.22%
National Retail Properties	165,050	7,295,210
Spirit Realty Capital	533,107	5,789,542
STORE Capital	295,700	7,306,747

		20,391,499

Total Common Stock (cost $455,215,219)		463,490,177

	Principal amount°
Short-Term Investments – 3.23%
Discount Notes – 1.18% ≠
Federal Home Loan Bank
0.47% 1/25/17	5,354,857	5,353,647
0.483% 1/30/17	163,854	163,808
0.499% 2/15/17	40,964	40,940

REIT Series-6

 Delaware VIP® REIT Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Discount Notes≠ (continued)
Federal Home Loan Bank 0.501% 2/6/17	122,891	$122,834

		5,681,229

Repurchase Agreements – 2.05%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $3,344,359 (collateralized by U.S. government obligations 2.00% 8/15/25; market value $3,411,091)	3,344,207	3,344,207
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $3,901,705 (collateralized by U.S. government obligations 0.00%–4.375% 5/15/18-11/15/44; market value $3,979,608)	3,901,575	3,901,574

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $2,671,361 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $2,724,644)	2,671,219	$2,671,219

		9,917,000

Total Short-Term Investments (cost $15,597,660)		15,598,229

Total Value of Securities – 99.22% (cost $471,083,073)	$479,372,940

≠The rate shown is the effective yield at the time of purchase.

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†Non-income-producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

REIT Series-7

Delaware VIP® Trust — Delaware VIP REIT Series
Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$463,774,711
Short-term investments, at value[2]	15,598,229
Cash	508,203
Receivable for securities sold	2,475,275
Dividends and interest receivable	2,223,421
Receivable for series shares sold	74,270

Total assets	484,654,109

Liabilities:
Payable for securities purchased	589,164
Payable for series shares redeemed	488,472
Investment management fees payable to affiliates	301,569
Other accrued expenses	74,885
Distribution fees payable to affiliates	48,084
Dividend disbursing and transfer agent fees and expenses payable to affiliates	3,016
Accounting and administration expenses payable to affiliates	1,891
Trustees’ fees and expenses payable to affiliates	1,156
Legal fees payable to affiliates	845
Reports and statements to shareholders expenses payable to affiliates	427

Total liabilities	1,509,509

Total Net Assets	$483,144,600

Net Assets Consist of:
Paid-in capital	$412,706,218
Undistributed net investment income	6,808,445
Accumulated net realized gain on investments	55,340,070
Net unrealized appreciation of investments	8,289,867

Total Net Assets	$483,144,600

Net Asset Value:
Standard Class:
Net assets	$251,083,254
Shares of beneficial interest outstanding, unlimited authorization, no par	16,127,028
Net asset value per share	$15.57

Service Class:
Net assets	$232,061,346
Shares of beneficial interest outstanding, unlimited authorization, no par	14,937,720
Net asset value per share	$15.54

[1]Investments, at cost	$455,485,413
[2]Short-term investments, at cost	15,597,660

See accompanying notes, which are an integral part of the financial statements.

REIT Series-8

Delaware VIP® Trust —

Delaware VIP REIT Series

Statement of operations

Year ended December 31, 2016

Investment Income:
Dividends	$10,618,989
Interest	221,422

10,840,411

Expenses:
Management fees	3,662,585
Distribution expenses – Service Class	714,889
Accounting and administration expenses	156,660
Reports and statements to shareholders expenses	70,688
Dividend disbursing and transfer agent fees and expenses	41,719
Audit and tax fees	34,452
Legal fees	27,760
Trustees’ fees and expenses	24,290
Custodian fees	21,833
Registration fees	872
Other	14,039

4,769,787
Less waived distribution expenses – Service Class	(119,148)

Total operating expenses	4,650,639

Net Investment Income	6,189,772

Net Realized and Unrealized Gain:
Net realized gain on:
Investments	60,176,402
Options written	129,790

Net realized gain	60,306,192

Net change in unrealized appreciation (depreciation) of investments	(39,477,985)

Net Realized and Unrealized Gain	20,828,207

Net Increase in Net Assets Resulting from Operations	$27,017,979

Delaware VIP Trust —

Delaware VIP REIT Series

Statements of changes in net assets

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,189,772	$5,981,129
Net realized gain	60,306,192	43,445,286
Net change in unrealized appreciation (depreciation)	(39,477,985)	(33,412,258)

Net increase in net assets resulting from operations	27,017,979	16,014,157

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(3,173,253)	(3,142,659)
Service Class	(2,494,399)	(2,450,241)
Net realized gain:
Standard Class	(15,210,259)	—
Service Class	(14,715,477)	—

	(35,593,388)	(5,592,900)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	16,237,473	18,864,753
Service Class	21,238,794	20,431,862
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	18,383,512	3,142,659
Service Class	17,209,876	2,450,241

	73,069,655	44,889,515

Cost of shares redeemed:
Standard Class	(23,555,980)	(42,778,685)
Service Class	(40,514,599)	(41,736,004)

	(64,070,579)	(84,514,689)

Increase (decrease) in net assets derived from capital share transactions	8,999,076	(39,625,174)

Net Increase (Decrease) in Net Assets	423,667	(29,203,917)

Net Assets:
Beginning of year	482,720,933	511,924,850

End of year	$483,144,600	$482,720,933

Undistributed net investment income	$6,808,445	$6,286,325

See accompanying notes, which are an integral part of the financial statements.

REIT Series-9

Delaware VIP® Trust — Delaware VIP REIT Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$15.890	$15.500	$12.140	$12.060	$10.470

Income from investment operations:
Net investment income[1]	0.217	0.205	0.195	0.180	0.189
Net realized and unrealized gain	0.668	0.373	3.353	0.095	1.576

Total from investment operations	0.885	0.578	3.548	0.275	1.765

Less dividends and distributions from:
Net investment income	(0.208)	(0.188)	(0.188)	(0.195)	(0.175)
Net realized gain	(0.997)	—	—	—	—

Total dividends and distributions	(1.205)	(0.188)	(0.188)	(0.195)	(0.175)

Net asset value, end of period	$15.570	$15.890	$15.500	$12.140	$12.060

Total return[2]	5.87%	3.75%	29.46%	2.14%	16.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$251,083	$244,618	$260,182	$198,950	$210,618
Ratio of expenses to average net assets	0.83%	0.85%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	1.39%	1.32%	1.41%	1.42%	1.64%
Portfolio turnover	130%	75%	84%	97%	91%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-10

Delaware VIP® REIT Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$ 15.860	$ 15.470	$ 12.120	$ 12.040	$ 10.460

Income from investment operations:
Net investment income[1]	0.178	0.166	0.160	0.148	0.160
Net realized and unrealized gain	0.668	0.377	3.346	0.098	1.570

Total from investment operations	0.846	0.543	3.506	0.246	1.730

Less dividends and distributions from:
Net investment income	(0.169)	(0.153)	(0.156)	(0.166)	(0.150)
Net realized gain	(0.997)	—	—	—	—

Total dividends and distributions	(1.166)	(0.153)	(0.156)	(0.166)	(0.150)

Net asset value, end of period	$ 15.540	$ 15.860	$ 15.470	$ 12.120	$ 12.040

Total return[2]	5.62%	3.52%	29.12%	1.92%	16.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$232,062	$238,103	$251,743	$198,530	$209,023
Ratio of expenses to average net assets	1.08%	1.10%	1.09%	1.09%	1.09%
Ratio of expenses to average net assets prior to fees waived	1.13%	1.15%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	1.14%	1.07%	1.16%	1.17%	1.39%
Ratio of net investment income to average net assets prior to fees waived	1.09%	1.02%	1.11%	1.12%	1.34%
Portfolio turnover	130%	75%	84%	97%	91%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-11

Delaware VIP® Trust — Delaware VIP REIT Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objectives of the Series are to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service and reviewed by management. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting—Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016 and matured on the next business day.

Use of Estimates—The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

REIT Series-12

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2016.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” There were no such earnings credits for the year ended Dec. 31, 2016.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate:0.0050% of the first $30 billion;0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2016, the Series was charged $23,127 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $36,655 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fee from Jan. 1, 2016 to Dec. 31, 2016,* in order to limit distribution and service fee of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $10,289 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2016, were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Series engaged in securities sales of $11,855,495, which resulted in net realized losses of $(29).

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$606,452,284
Sales	627,958,702

REIT Series-13

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

 3. Investments (continued)

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$478,468,819	$19,287,676	$(18,383,555)	$904,121

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Total
Convertible Bond	$—	$284,534	$284,534
Common Stock	463,490,177	—	463,490,177
Short-Term Investments	—	15,598,229	15,598,229

Total Value of Securities	$463,490,177	$15,882,763	$479,372,940

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2016, there were no Level 3 investments.

REIT Series-14

Delaware VIP® REIT Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 was as follows:

	Year ended 12/31/16	Year ended 12/31/15
Ordinary income	$5,667,652	$5,592,900
Long-term capital gains	29,925,736	—

Total	$35,593,388	$5,592,900

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$412,706,218
Undistributed ordinary income*	18,899,322
Undistributed long-term capital gains	50,634,939
Net unrealized appreciation on investments	904,121

Net assets	$483,144,600

*The undistributed earnings for the Series are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/16	Year ended 12/31/15
Shares sold:
Standard Class	1,018,352	1,195,116
Service Class	1,350,012	1,295,509

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,227,204	200,680
Service Class	1,149,624	156,465

	4,745,192	2,847,770

Shares redeemed:
Standard Class	(1,512,263)	(2,788,833)
Service Class	(2,576,127)	(2,708,577)

	(4,088,390)	(5,497,410)

Net increase (decrease)	656,802	(2,649,640)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement,

REIT Series-15

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

 7. Line of Credit (continued)

the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amounts outstanding as of Dec. 31, 2016, or at any time during the year then ended.

8. Derivatives

U. S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Options Contracts – During the year ended Dec. 31, 2016, the Series entered into options contracts in the normal course of pursuing its investment objectives. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended Dec. 31, 2016 were as follows:

	Number of Contracts	Premiums
Options outstanding December 31, 2015	—	$—
Options written	660	129,790
Options expired	(660)	(129,790)

Options outstanding December 31, 2016	—	$—

During the year ended Dec. 31, 2016, the Series entered into option contracts to manage the Series’ exposure to changes in security prices caused by interest rates or market conditions.

During the year ended Dec. 31, 2016, the Series experienced net realized gains attributable to options written, which are reflected on the “Statement of operations” under “Net realized gain on options written.”

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2016:

	Long Derivative Volume	Short Derivative Volume
Options contracts (average notional value)	$—	$3,530

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

REIT Series-16

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

 9. Offsetting (continued)

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2016, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$3,344,207	$(3,344,207)	$—	$(3,344,207)	$—
Bank of Montreal	3,901,574	(3,901,574)	—	(3,901,574)	—
BNP Paribas	2,671,219	(2,671,219)	—	(2,671,219)	—
Total	$9,917,000	$(9,917,000)	$—	$(9,917,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements of Dec. 31, 2016.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

REIT Series-17

 Delaware VIP® REIT Series

 Notes to financial statements (continued)

11. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2016, there were no Rule 144A securities held by the Series.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

REIT Series-18

 Delaware VIP® Trust — Delaware VIP REIT Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP REIT Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP REIT Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

REIT Series-19

 Delaware VIP® Trust — Delaware VIP REIT Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP REIT Series investment management agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP REIT Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all real estate funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2017 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

REIT Series-20

 Delaware VIP® Trust — Delaware VIP REIT Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP REIT Series investment management agreement (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although, as of May 31, 2016, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
84.08%	15.92%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

REIT Series-21

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1],3 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	62	None
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

REIT Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

REIT Series-23

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPREIT [12/16] BNY 21387 (2/17) (18579)	REIT Series-24

Delaware VIP® Trust
Delaware VIP Small Cap Value Series
Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Small Cap Value Series	January 10, 2017
Portfolio management review

For the fiscal year ended Dec. 31, 2016, Delaware VIP Small Cap Value Series Standard Class shares returned +31.41% and Service Class shares returned +31.09%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 2000® Value Index, returned +31.74%.

Small-cap value stocks fell sharply early in 2016 along with energy prices, and investors grew concerned about a possible global economic slowdown. As that fear abated, stocks pushed higher throughout spring and summer before rallying again after the U.S. presidential election, as investors speculated that a Trump administration would favor a pro-growth economic agenda comprising reduced regulation and lower corporate taxes.

The U.S. presidential election played out against a backdrop of uncertain monetary policy and an economic expansion that entered its eighth year in mid-2016. After raising benchmark interest rates in December 2015, the U.S. Federal Reserve backed off from further rate hikes until December 2016, citing a variety of risks, including the British vote to leave the European Union in June, a lack of inflationary pressure, and modest economic growth. As the period ended, however, the Fed finally raised rates again, but signaled that monetary policy would remain accommodative for now.

Excluding energy companies, profits for most small-cap stocks grew throughout the fiscal year, although at a slower rate than earlier in the economic recovery. Many companies returned cash to shareholders through dividend increases and share buybacks. For most of the year, relative strength was concentrated in cyclical sectors, such as technology and industrials, as well as those with high rates of capital spending. Late in November, however, financial stocks gained on the post-election expectation of reduced regulation while energy stocks rallied after the Organization of the Petroleum Exporting Countries (OPEC) agreed to cut production. Elsewhere, the healthcare sector pulled back given the Affordable Care Act’s uncertain future, biotechnology stocks encountered a bout of profit taking, and real estate investment trusts (REITs) and utility stocks underperformed on fears of rising interest rates.

The Series benefited from an overweight to asset-sensitive financial stocks, particularly banks with solid loan portfolios. These banks were positioned to gain from a rise in interest rates and a reduction in taxes and regulations. We also benefited from the Series’ underweight to utilities and REITs. Finally, retaining overweights to basic industry and capital spending also helped, given their market leadership during the year. Conversely, the Series’ underweight to metals and mining stocks detracted from performance. It is rare that these stocks meet our investment criteria, and these stocks did well in 2016.

The Series’ stake in onshore contract drilling services firm Patterson-UTI Energy contributed to relative return. We added to the Series’ position at a favorable price point and owned shares at fiscal year end. The Series’ overweight to specialty-chemical company Albemarle also boosted performance. The stock soared amid broad-based strength in the basic materials sector. Additionally, investors applauded management’s decision to shed an underperforming subsidiary and focus on its core business. We subsequently reduced the Series’ allocation to Albemarle as the stock neared our target price. Finally, chip-maker Cirrus Logic contributed to relative performance on strong global demand for its audio products, many of which are used by Apple. Though the company continued to enjoy what we viewed as solid free cash flow and a robust balance sheet, we reduced the Series’ allocation when it approached our target price late in the fiscal year.

Among detractors, the Series’ position in exploration and development firm Whiting Petroleum hurt relative performance. After plunging early in the year, as energy prices fell, the stock recovered somewhat as oil rebounded. The company also took steps to repair its balance sheet. We continue to hold the stock given the company’s improved free-cash flow position. We also see a potential for long-term value of its assets in the Bakken Shale region. The Series’ stake in food distributor Core-Mark detracted. It fell sharply in late July after disappointing earnings results. We continue to like the company, however, and used the pullback to add to the Series’ position. Finally, janitorial and office supply distributor Essendant (formerly United Stationers Supply Company) detracted from relative performance. Its business model depends on high volumes to compensate for low margins, and the absence of pricing power hurt when earnings failed to meet investor expectations, triggering a selloff. We reduced the Series’ allocation to the stock.

At fiscal year end, we positioned the Series to potentially benefit from moderate economic growth through overweights to basic materials, technology, and companies with high rates of capital spending, offset by underweights to defensive areas including utilities and REITs. We remain committed to businesses that we believe are financially solid and shareholder friendly, as evidenced in part by rising dividends and share buybacks.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
Small Cap Value Series-1

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Small Cap Value Series
Average annual total returns
For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on Dec. 27, 1993)	+31.41%	+9.27%	+14.68%	+8.37%	+11.20%

Service Class shares (commenced operations on May 1, 2000)	+31.09%	+9.00%	+14.40%	+8.11%	+11.26%

Russell 2000 Value Index	+31.74%	+8.31%	+15.07%	+6.26%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.05%, while total operating expenses for Standard Class and Service Class shares were 0.80% and 1.10%, respectively. The management fee for Standard Class and Service Class shares was 0.72%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

Small Cap Value Series-2

 Delaware VIP® Small Cap Value Series

 Performance summary (continued)

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
-- Delaware VIP Small Cap Value Series (Standard Class)	$10,000	$22,350
-- Russell 2000 Value Index	$10,000	$18,350

The graph shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Small Cap Value Series-3

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$1,216.50	0.78%	$4.35
Service Class	1,000.00	1,215.40	1.03%	5.74
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.22	0.78%	$3.96
Service Class	1,000.00	1,019.96	1.03%	5.23

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Small Cap Value Series-4

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stock²	98.86%
Basic Industry	9.38%
Business Services	1.14%
Capital Spending	7.62%
Consumer Cyclical	3.64%
Consumer Services	7.84%
Consumer Staples	3.06%
Energy	6.60%
Financial Services[1]	29.50%
Healthcare	4.24%
Real Estate	7.78%
Technology	13.19%
Transportation	2.42%
Utilities	2.45%

Short-Term Investments	1.05%

Total Value of Securities	99.91%

Receivables and Other Assets Net of Liabilities	0.09%

Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Financial Services sector consisted of diversified financial services, banks, insurance and investment companies. As of Dec. 31, 2016, such amounts, as percentage of total net assets, were 1.09%, 22.19%, 5.53%, and 0.69%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

East West Bancorp	3.16%
Webster Financial	2.21%
MasTec	2.14%
Berry Plastics Group	2.05%
Selective Insurance Group	1.82%
Hancock Holding	1.73%
Bank of Hawaii	1.59%
Synopsys	1.57%
Great Western Bancorp	1.54%
Patterson-UTI Energy	1.45%

Small Cap Value Series-5

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Schedule of investments

December 31, 2016

	Number of shares	Value (U.S. $)

Common Stock –98.86% ²
Basic Industry – 9.38%
Albemarle	102,600	$8,831,808
Berry Plastics Group †	515,900	25,139,807
Chemtura †	196,900	6,537,080
Clearwater Paper †	179,994	11,798,607
HB Fuller	338,700	16,362,597
Kaiser Aluminum	77,600	6,028,744
Minerals Technologies	68,478	5,289,925
Olin	650,200	16,651,622
Trinseo	206,600	12,251,380
USG †	206,400	5,960,832

		114,852,402

Business Services – 1.14%
Deluxe	121,500	8,700,615
Essendant	6,123	127,971
WESCO International †	76,000	5,057,800

		13,886,386

Capital Spending – 7.62%
Altra Industrial Motion	266,470	9,832,743
EnPro Industries	93,600	6,304,896
H&E Equipment Services	456,300	10,608,975
ITT	373,200	14,394,324
MasTec †	684,800	26,193,600
Primoris Services	412,100	9,387,638
Regal Beloit	85,900	5,948,575
Tetra Tech	109,200	4,711,980
Thermon Group Holdings †	310,700	5,931,263

		93,313,994

Consumer Cyclical – 3.64%
Barnes Group	222,800	10,565,176
Knoll	289,793	8,093,918
Meritage Homes †	307,500	10,701,000
Standard Motor Products	117,501	6,253,403
Tenneco †	142,700	8,914,469

		44,527,966

Consumer Services – 7.84%
Asbury Automotive Group †	78,300	4,831,110
Cable One	12,800	7,958,144
Cato Class A	115,354	3,469,848
Cheesecake Factory	179,600	10,754,448
Choice Hotels International	110,800	6,210,340
Cinemark Holdings	267,613	10,265,635
Finish Line Class A	103,000	1,937,430
International Speedway Class A	218,300	8,033,440
Meredith	166,850	9,869,177
Steven Madden †	236,200	8,444,150
Texas Roadhouse	158,400	7,641,216
UniFirst	61,600	8,848,840
Wolverine World Wide	349,300	7,667,135

		95,930,913

Consumer Staples – 3.06%
Core-Mark Holding Class A	190,869	8,220,728
J&J Snack Foods	80,200	10,701,086

	Number of shares	Value (U.S. $)

Common Stock ² (continued)
Consumer Staples (continued)
Pinnacle Foods	185,200	$9,898,940
Scotts Miracle-Gro Class A	89,600	8,561,280

		37,382,034

Energy – 6.60%
Dril-Quip †	95,300	5,722,765
Helix Energy Solutions Group †	719,700	6,347,754
Jones Energy Class A †	177,300	886,500
Oasis Petroleum †	682,200	10,328,508
Patterson-UTI Energy	659,800	17,761,816
SM Energy	294,400	10,150,912
Southwest Gas	189,700	14,534,814
Western Refining	302,100	11,434,485
Whiting Petroleum †	303,100	3,643,262

		80,810,816

Financial Services – 29.50%
American Equity Investment Life Holding	530,300	11,952,962
Bank of Hawaii	220,000	19,511,800
Boston Private Financial Holdings	641,900	10,623,445
Community Bank System	253,900	15,688,481
East West Bancorp	761,636	38,713,958
First Financial Bancorp	558,400	15,886,480
First Interstate BancSystem	208,000	8,850,400
First Midwest Bancorp	504,500	12,728,535
Great Western Bancorp	431,500	18,809,085
Hancock Holding	492,000	21,205,200
Independent Bank	86,400	6,086,880
Infinity Property & Casualty	103,600	9,106,440
Main Street Capital	228,300	8,394,591
NBT Bancorp	362,400	15,177,312
ProAssurance	219,500	12,335,900
Prosperity Bancshares	180,200	12,934,756
S&T Bancorp	248,642	9,706,984
Selective Insurance Group	518,800	22,334,340
Stifel Financial †	266,100	13,291,695
Umpqua Holdings	648,400	12,176,952
Validus Holdings	216,721	11,921,822
Valley National Bancorp	1,162,100	13,526,844
Webster Financial	497,800	27,020,584
WesBanco	302,200	13,012,732

		360,998,178

Healthcare – 4.24%
Haemonetics †	134,200	5,394,840
Owens & Minor	273,850	9,664,166
Service Corp. International	240,900	6,841,560
STERIS	122,998	8,288,835
Teleflex	48,100	7,751,315
VCA †	91,899	6,308,866
VWR †	306,620	7,674,699

		51,924,281

Real Estate – 7.78%
Alexander & Baldwin	214,071	9,605,366

Small Cap Value Series-6

 Delaware VIP® Small Cap Value Series

 Schedule of investments (continued)

	Number of shares	Value (U.S. $)

Common Stock ² (continued)
Real Estate (continued)
Brandywine Realty Trust	843,033	$13,918,475
Education Realty Trust	193,700	8,193,510
Healthcare Realty Trust	322,600	9,781,232
Highwoods Properties	282,300	14,400,123
Lexington Realty Trust	1,052,100	11,362,680
Ramco-Gershenson Properties Trust	487,800	8,087,724
Summit Hotel Properties	563,800	9,037,714
Washington Real Estate Investment Trust	332,200	10,859,618

		95,246,442

Technology – 13.19%
Brocade Communications Systems	526,600	6,577,234
Cirrus Logic †	150,700	8,520,578
CommScope Holding †	429,345	15,971,634
Electronics For Imaging †	271,300	11,899,218
MaxLinear Class A †	308,500	6,725,300
NetScout Systems †	319,263	10,056,785
ON Semiconductor †	1,078,900	13,766,764
PTC †	239,200	11,067,784
Super Micro Computer †	287,800	8,072,790
Synopsys †	327,300	19,264,878
Tech Data †	125,529	10,629,796
Teradyne	484,200	12,298,680
Tower Semiconductor †	333,600	6,348,408
TTM Technologies †	425,900	5,805,017
Vishay Intertechnology	893,400	14,473,080

		161,477,946

Transportation – 2.42%
Kirby †	96,700	6,430,550
Matson	183,600	6,497,604
Saia †	133,550	5,896,233
Werner Enterprises	402,200	10,839,290

		29,663,677

Utilities – 2.45%
Black Hills	156,400	9,593,576
El Paso Electric	205,700	9,565,050
NorthWestern	189,500	10,776,865

		29,935,491

Total Common Stock (cost $791,538,149)		1,209,950,526

	Principal amount°	Value (U.S. $)

Short -Term Investments – 1.05%
Discount Notes – 0.90% ≠
Federal Home Loan Bank
0.366% 1/27/17	4,688,573	$4,687,415
0.499% 2/15/17	1,567,040	1,566,123
0.501% 2/6/17	4,701,121	4,698,944

		10,952,482

Repurchase Agreements – 0.15%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $637,711 (collateralized by U.S. government obligations 2.00% 8/15/25; market value $650,436)	637,682	637,682
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $743,987 (collateralized by U.S. government obligations 0.00%-4.375% 5/15/18-11/15/44; market value $758,842)	743,963	743,963
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $509,382 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $519,542)	509,355	509,355

		1,891,000

Total Short-Term Investments (cost $12,843,026)		12,843,482

Small Cap Value Series-7

 Delaware VIP® Small Cap Value Series

 Schedule of investments (continued)

Total Value of Securities – 99.91% (cost $804,381,175)	$1,222,794,008

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-8

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$1,209,950,526
Short-term investments, at value[2]	12,843,482
Cash	455,906
Dividends and interest receivable	2,720,767
Receivable for securities sold	2,227,134
Receivable for series shares sold	245,329

Total assets	1,228,443,144

Liabilities:
Payable for series shares redeemed	2,689,951
Investment management fees payable to affiliates	737,984
Payable for securities purchased	720,236
Distribution fees payable to affiliates	167,661
Dividend disbursing and transfer agent fees and expenses payable to affiliates	7,782
Accounting and administration expenses payable to affiliates	4,881
Trustees’ fees and expenses payable	2,936
Legal fees payable to affiliates	2,153
Reports and statements to shareholders expenses payable to affiliates	1,082
Other accrued expenses	152,807

Total liabilities	4,487,473

Total Net Assets	$1,223,955,671

Net Assets Consist of:
Paid-in capital	$754,745,492
Undistributed net investment income	8,869,832
Accumulated net realized gain on investments	41,927,514
Net unrealized appreciation of investments	418,412,833

Total Net Assets	$1,223,955,671

Standard Class:
Net assets	$429,274,641
Shares of beneficial interest outstanding, unlimited authorization, no par	10,774,305
Net asset value per share	$39.84

Service Class:
Net assets	$794,681,030
Shares of beneficial interest outstanding, unlimited authorization, no par	20,034,549
Net asset value per share	$39.67

[1]Investments, at cost	$791,538,149
[2]Short-term investments, at cost	12,843,026

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-9

 Delaware VIP® Trust —

 Delaware VIP Small Cap Value Series

  Statement of operations

 Year ended December 31, 2016

Investment Income:
Dividends	$18,957,422
Interest	44,204

19,001,626

Expenses:
Management fees	7,432,140
Distribution expenses - Service Class	1,984,403
Accounting and administration expenses	329,702
Reports and statements to shareholders expenses	114,731
Dividends disbursing and transfer agent fees and expenses	87,155
Legal fees	57,364
Trustees’ fees and expenses	49,245
Custodian fees	39,732
Audit and tax fees	33,158
Registration fees	2,415
Other	28,286

10,158,331
Less waived distribution expenses – Service Class	(330,734)
Less expense paid indirectly	(4)

Total operating expenses	9,827,593

Net Investment Income	9,174,033

Net Realized and Unrealized Gain:
Net realized gain on investments	42,363,754
Net change in unrealized appreciation (depreciation) of investments	241,773,912

Net Realized and Unrealized Gain	284,137,666

Net Increase in Net Assets Resulting from Operations	$293,311,699

Delaware VIP Trust —

Delaware VIP Small Cap Value Series

Statements of changes in net assets

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,174,033	$7,835,557
Net realized gain	42,363,754	92,916,036
Net change in unrealized appreciation (depreciation)	241,773,912	(167,091,216)

Net increase (decrease) in net assets resulting from operations	293,311,699	(66,339,623)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(3,599,852)	(2,672,814)
Service Class	(4,789,432)	(3,234,601)

Net realized gain:
Standard Class	(33,171,518)	(38,859,324)
Service Class	(59,630,251)	(72,585,147)

	(101,191,053)	(117,351,886)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	37,317,603	39,434,777
Service Class	63,705,456	39,076,909

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	36,771,370	41,532,138
Service Class	64,419,682	75,819,748

	202,214,111	195,863,572

Cost of shares repurchased:
Standard Class	(57,243,833)	(51,838,581)
Service Class	(78,004,472)	(94,268,839)

	(135,248,305)	(146,107,420)

Increase in net assets derived from capital share transactions	66,965,806	49,756,152

Net Increase (Decrease) in Net Assets	259,086,452	(133,935,357)

Net Assets:
Beginning of year	964,869,219	1,098,804,576

End of year	$1,223,955,671	$964,869,219

Undistributed net investment income	$8,869,832	$8,096,785

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-10

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Standard Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$33.720	$40.230	$41.720	$33.140	$31.390

Income (loss) from investment operations:
Net investment income[1]	0.359	0.334	0.274	0.238	0.265
Net realized and unrealized gain (loss)	9.377	(2.431)	2.058	10.368	3.982

Total from investment operations	9.736	(2.097)	2.332	10.606	4.247

Less dividends and distributions from:
Net investment income	(0.354)	(0.284)	(0.233)	(0.276)	(0.195)
Net realized gain	(3.262)	(4.129)	(3.589)	(1.750)	(2.302)

Total dividends and distributions	(3.616)	(4.413)	(3.822)	(2.026)	(2.497)

Net asset value, end of period	$39.840	$33.720	$40.230	$41.720	$33.140

Total return[2]	31.41%	(6.22% )	5.86%	33.50%	13.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$429,275	$343,847	$379,542	$354,211	$271,272
Ratio of expenses to average net assets	0.79%	0.80%	0.80%	0.80%	0.81%
Ratio of net investment income to average net assets	1.05%	0.90%	0.68%	0.64%	0.82%
Portfolio turnover	11%	18%	16%	23%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-11

 Delaware VIP® Small Cap Value Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Service Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$33.580	$40.080	$41.580	$33.040	$31.300

Income (loss) from investment operations:
Net investment income[1]	0.272	0.241	0.173	0.145	0.184
Net realized and unrealized gain (loss)	9.342	(2.428)	2.057	10.340	3.974

Total from investment operations	9.614	(2.187)	2.230	10.485	4.158

Less dividends and distributions from:
Net investment income	(0.262)	(0.184)	(0.141)	(0.195)	(0.116)
Net realized gain	(3.262)	(4.129)	(3.589)	(1.750)	(2.302)

Total dividends and distributions	(3.524)	(4.313)	(3.730)	(1.945)	(2.418)

Net asset value, end of period	$39.670	$33.580	$40.080	$41.580	$33.040

Total return[2]	31.09%	(6.46% )	5.62%	33.17%	13.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$794,681	$621,022	$719,263	$722,548	$593,021
Ratio of expenses to average net assets	1.04%	1.05%	1.05%	1.05%	1.06%
Ratio of expenses to average net assets prior to fees waived	1.09%	1.10%	1.10%	1.10%	1.11%
Ratio of net investment income to average net assets	0.80%	0.65%	0.43%	0.39%	0.57%
Ratio of net investment income to average net assets prior to fees waived	0.75%	0.60%	0.38%	0.34%	0.52%
Portfolio turnover	11%	18%	16%	23%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-12

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular, day an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013 – Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016, and matured on the next business day.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $517 for the year ended Dec. 31, 2016. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

Small Cap Value Series-13

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $4 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2016, the Series was charged $48,709 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $77,222 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2016 through Dec. 31, 2016* in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $21,446 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2016 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Series engaged in securities sales of $9,353,699, which resulted in net realized losses of $(156).

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$110,744,002
Sales	136,896,484

Small Cap Value Series-14

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

3. Investments (continued)

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$804,910,022	$444,915,154	$(27,031,168)	$417,883,986

U.S.GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock	$1,209,950,526	$—	$1,209,950,526
Short-Term Investments	—	12,843,482	12,843,482

Total Value of Securities	$1,209,950,526	$12,843,482	$1,222,794,008

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 was as follows:

	Year ended
	12/31/16	12/31/15
Ordinary income	$9,612,606	$9,227,267
Long-term capital gain	91,578,447	108,124,619

Total	$101,191,053	$117,351,886

Small Cap Value Series-15

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$754,745,492
Undistributed ordinary income	8,869,832
Undistributed long-term capital gains	42,456,361
Unrealized appreciation on investments	417,883,986

Net assets	$1,223,955,671

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2016 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(11,702)	$11,702

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/16	12/31/15
Shares sold:
Standard Class	1,094,235	1,054,751
Service Class	1,812,728	1,047,158
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,140,905	1,118,560
Service Class	2,003,723	2,046,969

	6,051,591	5,267,438

Shares redeemed:
Standard Class	(1,656,790)	(1,410,812)
Service Class	(2,275,828)	(2,547,918)

	(3,932,618)	(3,958,730)

Net increase	2,118,973	1,308,708

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amounts outstanding as of Dec. 31, 2016 or at any time during the year then ended.

Small Cap Value Series-16

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2016, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$637,682	$(637,682)	$—	$(637,682)	$—
Bank of Montreal	743,963	(743,963)	—	(743,963)	—
BNP Paribas	509,355	(509,355)	—	(509,355)	—

Total	$1,891,000	$(1,891,000)	$—	$(1,891,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2016.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right

Small Cap Value Series-17

 Delaware VIP® Small Cap Value Series

 Notes to financial statements (continued)

9. Securities Lending (continued)

under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

10. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2016. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2016, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

Small Cap Value Series-18

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Small Cap Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

Small Cap Value Series-19

 Delaware VIP® Trust — Delaware VIP Small Cap Value Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Small Cap Value Series investment management agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

Lipper currently classifies the Series as a small-cap core fund. However, Management believes that, because the Series utilizes a value investment philosophy and process, it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes — one, consisting of all small-cap core funds underlying variable insurance products, and the other, consisting of all small-cap value funds underlying variable insurance products. When compared to other small-cap core funds, the Broadridge report comparison showed that the Series’ total return for the 1- and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the fourth quartile and third quartile, respectively, of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Series’ total return for the 1-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

Small Cap Value Series-20

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Small Cap Value Series investment management agreement (continued)

When compared to other small-cap core and small-cap value funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
90.50%	9.50%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series-21

 Delaware Investments® Family of Funds

 Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1], [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	62	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011)— J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director —Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member —Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

Small Cap Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]
[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Small Cap Value Series-23

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPSCV [12/16] BNY 21388 (2/17) (18579)	Small Cap Value Series-24

Delaware VIP® Trust
Delaware VIP Smid Cap Growth Series
Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP® Smid Cap Growth Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series
Portfolio management review	January 10, 2017

Jackson Square Partners, LLC (JSP), a U.S. registered investment advisor, is the sub-advisor to the Series. As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2016, Delaware VIP Smid Cap Growth Series Standard Class shares returned +8.29% and Service Class shares returned +8.02%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 2500™ Growth Index, returned +9.73%.

U.S. markets set the stage for shifting monetary policies during the Series’ fiscal year after the U.S. Federal Reserve raised the federal funds rate in December 2015 for the first time in nearly a decade. Despite stabilizing energy prices and robust U.S. job growth, geopolitical concerns and a fractious election campaign led to increased economic uncertainty.

Short-term interest rates remained stable throughout the year, despite an uptick in wages and a first-half year decline in gasoline prices. Concern about global growth, a correction in foreign trade, and worries over a possible recession muted American investors’ enthusiasm during the spring.

Domestic consumers opened their pocketbooks midyear, easing some concerns over choppy payroll numbers. After a tumultuous presidential election cycle led to an unexpected result, U.S. markets rallied. The S&P 500® Index jumped in the final weeks of the year, gaining a healthy 12% for 2016. Meanwhile, the Fed increased interest rates again in December 2016.

Across the globe, China suffered stock market losses early in the year, as the government bolstered the yuan, which it had devalued in 2015. Brazil struggled to recover from a wide-spread, decade-long public scandal that uncovered a longstanding trend toward government and corporate cronyism.

Toward year end, several emerging market economies reacted sharply to the U.S. election result. Mexican stocks tumbled while Russian stocks rallied. Overall, emerging markets gained 11% during the year as measured by the MSCI Emerging Markets Index (net).

Developed international markets, meanwhile, didn’t fare as well. In June, the United Kingdom unexpectedly voted to leave the European Union, leading to a temporary rise in market volatility. The populist movements that swept first through the U.K. and then the United States have left many investors watching for potential further political changes in upcoming elections in Italy, France, Germany, and the Netherlands. Japan continued its long-standing battle against deflation and stagnant growth. Toward fall, policy meetings at the Fed, European Central Bank, and Bank of Japan led to positive outcomes for international bond markets. International developed markets lagged global markets overall as the MSCI EAFE Index (net) gained just 1% for the fiscal period.

While the Series’ performance was largely driven by our stock selection, on a sector level, consumer discretionary and financials detracted the most from performance versus the benchmark index.

Logitech contributed to the Series’ performance. The company continued to beat earnings expectations and raised guidance for future growth. Its restructuring to divest less profitable business segments, reduce costs, and focus on more profitable product-lines continued to drive benefits. As the PC market is in secular decline, Logitech is increasing its focus on tablets and smartphone accessories. We believe this has the potential to help the company create additional value.

Shutterstock also contributed to performance. The company beat revenue guidance and reported an increase in paid downloads year over year. First-time user growth and uploaded images growth were at record highs. The company also announced an image licensing deal with Google’s digital and mobile advertising products that broadens access to Shutterstock’s image library. We believe Shutterstock provides an attractive alternative to traditional licensed digital image and sound providers by providing a pure-pricing model and transparent terms at a lower cost. Image and sound licensing has historically been very expensive and often under excessively complex terms. Therefore, we feel Shutterstock appears poised to gain considerable market share.

VeriFone Systems detracted from the Series’ performance. The company remains under pressure due to the slower conversion rate of customers to adopt new technology for fraud prevention. However, we continue to believe VeriFone is well positioned and may be a key beneficiary if the trend toward electronic forms of payments continues. We continue to hold the position in the Series’ portfolio.

Liberty TripAdvisor Holdings also detracted from performance. Last year, the company launched InstantBook, which allows Liberty TripAdvisor visitors to book travel directly within the site. This business model transition to more transaction-oriented revenue is critical as we believe it has the potential to lead to more attractive financial metrics than the company’s legacy business. While utilization trends for InstantBook are improving, user behavior has been more difficult to change than expected. Management plans to increase its marketing to grow user awareness of Liberty TripAdvisor’s new direct booking

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.

Smid Cap Growth Series-1

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series	January 10, 2017
Portfolio management review (continued)

capabilities. Although consumer response has been slow, we believe Liberty TripAdvisor appears likely to benefit from combining its core legacy franchise in travel search with a growing transaction business.

We continue to believe the quality of a company’s business model, competitive position, and management are of utmost importance in our fundamental, bottom-up investment approach. We will monitor the macroeconomic implications of Donald Trump’s policies and how they affect the Series’ holdings, while maintaining our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and potentially deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
Smid Cap Growth Series-2

Delaware VIP ® Trust — Delaware VIP Smid Cap Growth Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Smid Cap Growth Series
Average annual total returns
For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 12, 1991)	+8.29%	+6.30%	+13.51%	+10.49%	+10.16%
Service Class shares (commenced operations on May 1, 2000)	+8.02%	+6.04%	+13.23%	+10.23%	+6.04%
Russell 2500 Growth Index	+9.73%	+5.45%	+13.88%	+8.24%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.07%, while total operating expenses for Standard Class and Service Class shares were 0.82% and 1.12%, respectively. The management fee for Standard Class and Service Class shares was 0.74%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Series’ overall performance than would be the case for a more diversified fund.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract).

Smid Cap Growth Series-3

 Delaware VIP® Smid Cap Growth Series

 Performance summary (continued)

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
– Delaware VIP Smid Cap Growth Series (Standard Class)	$10,000	$27,128
– – Russell 2500 Growth Index	$10,000	$22,077

The graph shows a $10,000 investment in the Delaware VIP Smid Cap Growth Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The graph also shows $10,000 invested in the Russell 2500 Growth Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 most large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The MSCI Emerging Markets Index, mentioned on page 1, measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Smid Cap Growth Series-4

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Disclosure of Series expenses

For the six-month period from July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$1,065.70	0.81%	$4.21
Service Class	1,000.00	1,064.50	1.06%	5.50
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.06	0.81%	$4.12
Service Class	1,000.00	1,019.81	1.06%	5.38
*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Smid Cap Growth Series-5

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets

Common Stock²	95.14%
Consumer Discretionary	17.24%
Energy	2.90%
Financial Services	11.67%
Healthcare	9.56%
Industrials	6.75%
Real Estate	9.64%
Technology[1]	37.38%

Short-Term Investments	4.86%

Total Value of Securities	100.00%

Liabilities Net of Receivables and Other Assets	0.00%

Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ prospectus, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Technology sector consisted of computers, diversified financial services, Internet, diversified machinery, software and telecommunications. As of Dec. 31, 2016, such amounts, as percentages of total net assets, were 7.27%, 1.12%, 10.37%, 4.78%, 12.29% and 1.55%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time.

They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Equity Commonwealth	5.75%
Sally Beauty Holdings	5.39%
j2 Global	5.26%
Blackbaud	4.90%
Zebra Technologies	4.78%
Bio-Techne	4.69%
Logitech International Class R	4.55%
Dunkin’ Brands Group	4.39%
Graco	4.04%
DineEquity	3.92%

Smid Cap Growth series-6

 Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

 Schedule of investments

 December 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 95.14% ²
Consumer Discretionary – 17.24%
DineEquity	318,992	$24,562,384
Dunkin’ Brands Group	524,133	27,485,535
Liberty TripAdvisor Holdings Class A †	1,473,445	22,175,347
Sally Beauty Holdings †	1,277,516	33,751,973

		107,975,239

Energy – 2.90%
Core Laboratories	151,335	18,166,253

		18,166,253

Financial Services – 11.67%
Affiliated Managers Group †	122,752	17,835,866
LendingClub †	1,869,059	9,812,560
LendingTree †	159,942	16,210,122
MSCI Class A	238,927	18,822,669
WisdomTree Investments	933,130	10,395,068

		73,076,285

Healthcare – 9.56%
ABIOMED †	180,895	20,383,249
athenahealth †	96,378	10,136,074
Bio-Techne	285,400	29,347,682

		59,867,005

Industrials – 6.75%
Expeditors International of Washington	320,683	16,983,372
Graco	304,236	25,278,969

		42,262,341

Real Estate – 9.64%
Equity Commonwealth †	1,191,200	36,021,888
Outfront Media	979,882	24,369,665

		60,391,553

Technology – 37.38%
Arista Networks †	100,251	9,701,289
Blackbaud	479,028	30,657,792
Ellie Mae †	83,986	7,027,948
j2 Global	402,635	32,935,543
Logitech International Class R	1,145,636	28,513,060
NIC	421,030	10,062,617
Pandora Media †	1,593,536	20,779,709
Paycom Software †	293,879	13,368,556
Quotient Technology †	596,723	6,414,772
Shutterstock †	254,847	12,110,329
VeriFone Systems †	959,642	17,014,453
Yelp †	407,447	15,535,954
Zebra Technologies †	349,235	29,950,394

		234,072,416

Total Common Stock (cost $419,528,996)		595,811,092

	Principal amount°	Value (U.S. $)

Short-Term Investments – 4.86%
Discount Notes – 2.50% ≠
Federal Home Loan Bank
0.379% 2/3/17	2,687,048	$2,685,914
0.483% 1/30/17	6,476,121	6,474,320
0.499% 2/15/17	1,619,030	1,618,083
0.501% 2/6/17	4,857,090	4,854,842

		15,633,159

Repurchase Agreement – 2.36%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $4,989,054 (collateralized by U.S. government obligations 2.00% 8/15/25 market value; $5,088,603 )	4,988,827	4,988,827
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $5,820,492 (collateralized by U.S. government obligations 0.00%-4.375% 5/15/18-11/15/44; market value $5,936,706)	5,820,298	5,820,298
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $3,985,088 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $4,064,575)	3,984,875	3,984,875

		14,794,000

Total Short-Term Investments (cost $30,426,187)		30,427,159

Smid Cap Growth Series-7

 Delaware VIP® Smid Cap Growth Series

 Schedule of investments (continued)

Total Value of Securities – 100.00% (cost $449,955,183)	$626,238,251

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-8

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series
Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$595,811,092
Short-term investments, at value[2]	30,427,159
Cash	334,371
Foreign tax reclaims receivable	343,891
Dividends and interest receivable	309,739
Receivable for series shares sold	11,254

Total assets	627,237,506

Liabilities:
Payable for series shares redeemed	443,797
Investment management fees payable to affiliates	395,900
Other accrued expenses	104,592
Distribution fees payable to affiliates	49,418
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,015
Accounting and administration expenses payable to affiliates	2,518
Trustees’ fees and expenses payable	1,543
Legal fees payable to affiliates	1,130
Reports and statements to shareholders expenses payable to affiliates	553

Total liabilities	1,003,466

Total Net Assets	$626,234,040

Net Assets Consist of:
Paid-in capital	$405,959,623
Undistributed net investment income	1,441,761
Accumulated net realized gain on investments	42,566,810
Net unrealized appreciation of investments	176,283,068
Net unrealized depreciation of foreign currencies	(17,222)

Total Net Assets	$626,234,040

Net Asset Value
Standard Class:
Net assets	$394,897,989
Shares of beneficial interest outstanding, unlimited authorization, no par	14,062,973
Net asset value per share	$28.08

Service Class:
Net assets	$231,336,051
Shares of beneficial interest outstanding, unlimited authorization, no par	8,648,297
Net asset value per share	$26.75

[1] Investments, at cost	$419,528,996
[2] Short-term investments, at cost	30,426,187

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-9

 Delaware VIP® Trust —

 Delaware VIP Smid Cap Growth Series

  Statement of operations

 Year ended December 31, 2016

Investment Income:
Dividends	$7,158,134
Interest	79,172
Foreign tax withheld	(170,454)

7,066,852

Expenses:
Management fees	4,535,634
Distribution expenses – Service Class	682,262
Accounting and administration expenses	196,238
Reports and statements to shareholders expenses	91,000
Dividend disbursing and transfer agent fees and expenses	52,392
Custodian fees	46,302
Legal fees	42,333
Audit and tax fees	33,500
Trustees’ fees and expenses	30,307
Registration fees	1,567
Other	17,657

5,729,192
Less waived distribution expenses – Service Class	(113,710)
Less expense paid indirectly	(3)

Total operating expenses	5,615,479

Net Investment Income	1,451,373

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	42,869,534
Foreign currencies	(5,313)
Foreign currency exchange contracts	2,399

Net realized gain	42,866,620

Net change in unrealized appreciation (depreciation) of:
Investments	4,135,086
Foreign currencies	(13,935)
Foreign currency exchange contracts	3,639

Net change in unrealized appreciation (depreciation)	4,124,790

Net Realized and Unrealized Gain	46,991,410

Net Increase in Net Assets Resulting from Operations	$48,442,783

Delaware VIP Trust —

Delaware VIP Smid Cap Growth Series

Statements of changes in net assets

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,451,373	$935,995
Net realized gain	42,866,620	80,842,112
Net change in unrealized appreciation (depreciation)	4,124,790	(38,437,282)

Net increase in net assets resulting from operations	48,442,783	43,340,825

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(901,532)	(1,496,727)
Service Class	—	(344,043)
Net realized gain:
Standard Class	(49,931,968)	(32,104,787)
Service Class	(30,966,415)	(17,711,337)

	(81,799,915)	(51,656,894)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	11,355,546	14,848,678
Service Class	17,800,251	32,603,186
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	50,833,500	33,601,514
Service Class	30,966,415	18,055,380

	110,955,712	99,108,758

Cost of shares redeemed:
Standard Class	(41,403,985)	(35,294,706)
Service Class	(34,451,586)	(21,227,620)

	(75,855,571)	(56,522,326)

Increase in net assets derived from capital share transactions	35,100,141	42,586,432

Net Increase in Net Assets	1,743,009	34,270,363

Net Assets:
Beginning of year	624,491,031	590,220,668

End of year	$626,234,040	$624,491,031

Undistributed net investment income	$1,441,761	$894,834

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-10

 Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Growth Series Standard Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$ 29.790	$ 30.200	$ 32.390	$ 24.370	$ 23.190

Income from investment operations:
Net investment income[1]	0.091	0.073	0.116	0.040	0.026
Net realized and unrealized gain	2.146	2.211	0.620	9.542	2.570

Total from investment operations	2.237	2.284	0.736	9.582	2.596

Less dividends and distributions from:
Net investment income	(0.070)	(0.120)	(0.021)	(0.007)	(0.060)
Net realized gain	(3.877)	(2.574)	(2.905)	(1.555)	(1.356)

Total dividends and distributions	(3.947)	(2.694)	(2.926)	(1.562)	(1.416)

Net asset value, end of period	$ 28.080	$ 29.790	$ 30.200	$ 32.390	$ 24.370

Total return[2]	8.29%	7.54%	3.15%	41.32%	11.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$394,898	$394,406	$386,290	$422,823	$318,002
Ratio of expenses to average net assets	0.82%	0.83%	0.83%	0.83%	0.84%
Ratio of net investment income to average net assets	0.33%	0.24%	0.40%	0.14%	0.11%
Portfolio turnover	15%	23%	18%	19%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-11

 Delaware VIP® Smid Cap Growth Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Growth Series Service Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$ 28.560	$ 29.060	$ 31.330	$ 23.670	$ 22.570

Income (loss) from investment operations:
Net investment income (loss)[1]	0.021	(0.003)	0.042	(0.029)	(0.034)
Net realized and unrealized gain	2.046	2.127	0.593	9.244	2.492

Total from investment operations	2.067	2.124	0.635	9.215	2.458

Less dividends and distributions from:
Net investment income	—	(0.050)	—	—	(0.002)
Net realized gain	(3.877)	(2.574)	(2.905)	(1.555)	(1.356)

Total dividends and distributions	(3.877)	(2.624)	(2.905)	(1.555)	(1.358)

Net asset value, end of period	$ 26.750	$ 28.560	$ 29.060	$ 31.330	$ 23.670

Total return[2]	8.02%	7.31%	2.87%	40.98%	10.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$231,336	$230,085	$203,931	$227,831	$173,948
Ratio of expenses to average net assets	1.07%	1.08%	1.08%	1.08%	1.09%
Ratio of expenses to average net assets prior to fees waived	1.12%	1.13%	1.13%	1.13%	1.14%
Ratio of net investment income (loss) to average net assets	0.08%	(0.01% )	0.15%	(0.11% )	(0.14% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.03%	(0.06% )	0.10%	(0.16% )	(0.19% )
Portfolio turnover	15%	23%	18%	19%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-12

 Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

 Notes to financial statements

 December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Smid Cap Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trusts’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used,various factors will be taken into consideration,such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016, and matured on the next business day.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Smid Cap Growth Series-13

 Delaware VIP® Smid Cap Growth Series

 Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2016.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $3 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Series. Effective June 1, 2016, for these services, DMC, not the Series, pays JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.45% of the first $500 million; 0.42% of the next $500 million; 0.39% of the next $1.5 billion; and 0.36% of aggregate average daily net assets in excess of $2.5 billion. Prior to June 1, 2016, the Series paid JSP fees on the aggregate average daily net assets of the Series at the following annual rate: 0.375% of the first $500 million; 0.350% of the next $500 million; 0.325% of the next $1.5 billion; and 0.300% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2016, the Series was charged $28,971 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2016, the Series was charged $45,918 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2016 through Dec. 31, 2016* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $18,071 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Smid Cap Growth Series-14

 Delaware VIP® Smid Cap Growth Series

 Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2016 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Series engaged in securities sales of $29,678,659, which resulted in net realized losses of $(105).

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract).

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$ 90,177,971
Sales	140,532,529

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$450,962,371	$200,945,223	$(25,669,343)	$175,275,880

U.S.GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer aliability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active,inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates,yield curves,volatilities,prepayment speeds,loss severities, credit risks, and default rates), or other market corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Smid Cap Growth Series-15

 Delaware VIP® Smid Cap Growth Series

 Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$107,975,239	$—	$107,975,239
Energy	18,166,253	—	18,166,253
Financial Services	73,076,285	—	73,076,285
Healthcare	59,867,005	—	59,867,005
Industrials	42,262,341	—	42,262,341
Real Estate	60,391,553	—	60,391,553
Technology	205,559,356	28,513,060	234,072,416
Short-Term Investments	—	30,427,159	30,427,159

Total Value of Securities	$567,298,032	$58,940,219	$626,238,251

As a result of utilizing international fair value pricing at Dec. 31, 2016, a portion of the portfolio was categorized as Level 2.

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 were as follows:

	Year ended 12/31/16	Year ended 12/31/15
Ordinary income	$ 901,532	$ 3,969,664
Long-term capital gain	80,898,383	47,687,230

	$81,799,915	$51,656,894

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$405,959,623
Undistributed ordinary income	1,441,761
Undistributed long-term capital gains	43,573,998
Unrealized appreciation on investments and foreign currencies	175,258,658

Net assets	$626,234,040

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Smid Cap Growth Series-16

 Delaware VIP® Smid Cap Growth Series

 Notes to financial statements (continued)

 5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2016 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(2,914)	$2,914

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/16	Year ended 12/31/15
Shares sold:
Standard Class	410,393	496,149
Service Class	681,271	1,140,929

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,917,522	1,124,925
Service Class	1,223,969	629,546

	4,233,155	3,391,549

Shares redeemed:
Standard Class	(1,504,944)	(1,172,481)
Service Class	(1,314,448)	(731,606)

	(2,819,392)	(1,904,087)

Net increase	1,413,763	1,487,462

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants) was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement,with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amounts outstanding as of Dec. 31, 2016 or at any time during the year then ended.

8. Derivatives

U. S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Smid Cap Growth Series-17

 Delaware VIP® Smid Cap Growth Series

 Notes to financial statements (continued)

 8. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

There were no foreign currency exchange contracts outstanding at Dec. 31, 2016.

During the year ended Dec. 31, 2016, the Series entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date.

During the year ended Dec. 31, 2016, the Series experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as “Net realized gain (loss) on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2016.

	Long Derivative Volume	Short Derivative Volume
Forward foreign currency exchange contracts (average cost)	$—	$23,041

9. Offsetting

In December 2011, theFinancial Accounting Standards Board(FASB)issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2016, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
Counterparty	Repurchase Agreements	Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 4,988,827	$ (4,988,827)	$—	$ (4,988,827)	$—
Bank of Montreal	5,820,298	(5,820,298)	—	(5,820,298)	—
BNP Paribas	3,984,875	(3,984,875)	—	(3,984,875)	—

Total	$14,794,000	$(14,794,000)	$—	$(14,794,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2016.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

Smid Cap Growth Series-18

 Delaware VIP® Smid Cap Growth Series

 Notes to financial statements (continued)

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S.Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trusts’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2016, there were no Rule 144A securities held by the Series.

12. Series Closed to New Investors

As of Feb. 24, 2012, the Series is no longer offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to Feb. 9, 2012. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

Smid Cap Growth Series-19

 Delaware VIP® Smid Cap Growth Series

 Notes to financial statements (continued)

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

15. Subsequent Events

Effective on or about April 28, 2017, the investment strategies for Delaware VIP Smid Cap Growth Series will change and the Series will be repositioned as a diversified small- and mid-capitalization core style fund (the “Repositioning”). In connection with this Repositioning, the Series’ name will change to Delaware VIP Smid Cap Core Series and the Series intends to re-open to new investors on or around April 28, 2017.

Management has determined that no other material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

Smid Cap Growth Series-20

 Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Smid Cap Growth Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Smid Cap Growth Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

Smid Cap Growth Series-21

 Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Smid Cap Growth Series investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Smid Cap Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together,” Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mid-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Smid Cap Growth Series-22

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Other Series information (Unaudited)

Board consideration of VIP Smid Cap Growth Series investment advisory agreement (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Series’ reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
98.90%	1.10%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C)is based on a percentage of the Series’ ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Smid Cap Growth Series-23

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	62	None
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

Smid Cap Growth Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Smid Cap Growth Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPSCG [12/16] 21389 (2/17) (18579)	Smid Cap Growth Series-26

Delaware VIP® Trust
Delaware VIP U.S. Growth Series
Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act of 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP U.S. Growth Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review	January 10, 2017

Jackson Square Partners, LLC (JSP), a U.S. registered investment advisor, is the sub-advisor to the Series. As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2016, Delaware VIP U.S. Growth Series Standard Class shares returned -5.17% and Service Class shares returned -5.50%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, returned +7.08%.

U.S. markets set the stage for shifting monetary policies during the year after the U.S. Federal Reserve raised the federal funds rate in December 2015 for the first time in nearly a decade. Despite stabilizing energy prices and robust U.S. job growth, geopolitical concerns and a fractious election campaign led to increased economic uncertainty.

Short-term interest rates remained stable throughout the year, despite an uptick in wages and a first-half year decline in gasoline prices. Concern about global growth, a correction in foreign trade, and worries over a possible recession muted American investors’ enthusiasm during the spring.

Domestic consumers opened their pocketbooks midyear, easing some concerns over choppy payroll numbers. After a tumultuous presidential election cycle led to an unexpected result, U.S. markets rallied. The S&P 500® Index jumped in the final weeks of the year, gaining a healthy 12% for 2016. Meanwhile, the Fed increased interest rates again in December 2016.

Across the globe, China suffered stock market losses early in the year, as the government bolstered the yuan, which it had devalued in 2015.

In June, the United Kingdom unexpectedly voted to leave the European Union, leading to a temporary rise in market volatility. The populist movements that swept first through the U.K. and then the United States have left many investors watching for potential further political changes in upcoming elections in Italy, France, Germany, and the Netherlands. Japan continued its long-standing battle against deflation and stagnant growth. Toward fall, policy meetings at the Fed, European Central Bank, and Bank of Japan led to positive outcomes for international bond markets.

The Series struggled during the fiscal year as stock selection mistakes, combined with meaningful systematic headwinds, exacerbated an already challenging period. While stock selection accounted for the majority of the Series’ relative performance, it’s notable that almost half of its underperformance was driven by systematic factors including sector and style exposures. Sector exposures were especially meaningful during the fiscal year as flows rotated to sectors where the Series is typically underweight (for example, energy, materials, industrials, utilities, and telecommunication services).

What could be overlooked in a disappointing fiscal year is that most of the Series’ portfolio holdings performed relatively well from an operating standpoint, even if those fundamentals weren’t being recognized by the market. In our opinion, the Series’ holdings possessed strong growth rates and were consistent with the historical profile of its portfolio. We believe that, in time, stock prices should reflect fundamentals; this keeps us optimistic about most of the holdings in the Series’ portfolio, which we believe is poised for revaluation. The largest contributors and detractors during the fiscal year are included below.

Qualcomm contributed to the Series’ performance. The company reported positive financial results, beating revenue guidance due to recovered royalties from China and improved smartphone demand. We believe Qualcomm has made its way through many of the headwinds that have plagued it. It has made substantial operating expense changes and has begun to see some benefits. Additionally, it recently announced the acquisition of NXP, which was viewed positively by the market.

Equinix also contributed to performance. The company announced further expansion plans that included additional data centers, the divestiture of certain data centers to Digital Realty, and a strategic partnership with Datang Telecom Group in China. Increased globalization, combined with the need for a secure and accessible network to meet the needs of clients’ geographically dispersed workforce, continued to create what we viewed as significant demand for Equinix’s products. We believe the company’s innovative product offerings appear to make it well positioned, particularly in a technology spending environment.

Valeant Pharmaceuticals International detracted from the Series’ performance. The stock was hurt by multiple factors, centered mainly on allegations of wrongdoing at its specialty pharmacy partner, Philidor, and questions over its ability to avoid a technical default on its debt obligations. While the company avoided technical default, we sold out of the Series’ position given the company’s growing list of fundamental challenges.

Allergan also detracted from performance. The stock sold off along with most of the pharmaceutical industry. Additionally, the stock reacted negatively when the proposed merger between Pfizer and Allergan was called off in early April. We continue to believe that Allergan operates at a high level, driven by the core ophthalmology franchise as well as by the broader use of Botox in both cosmetic and other medical indications and continue to hold the position in the Series’ portfolio.

U.S. Growth Series.-1

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review (continued)	January 10, 2017

We continue to believe the quality of a company’s business model, competitive position, and management are of utmost importance in our fundamental, bottom-up investment approach. We will monitor the macroeconomic implications of Donald Trump’s policies and how they affect the Series’ holdings, while maintaining our long-term investment philosophy: We want to own strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and potentially deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
U.S. Growth Series.-2

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP U.S. Growth Series
Average annual total returns
For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime

Standard Class shares (commenced operations on Nov. 15, 1999)	–5.17%	+4.07%	+12.04%	+7.19%	+2.89%

Service Class shares (commenced operations on May 1, 2000)	–5.50%	+3.76%	+11.73%	+6.91%	+2.18%

Russell 1000 Growth Index	+7.08%	+8.55%	+14.50%	+8.33%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

U.S. Growth Series-3

 Delaware VIP® U.S. Growth Series

 Performance summary (continued)

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
––Russell 1000 Growth Index	$10,000	$22,266
–– Delaware VIP U.S. Growth Series (Standard Class)	$10,000	$20,019

The graph shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The MSCI Emerging Markets Index, mentioned on page 1, measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

U.S. Growth Series-4

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Disclosure of Series expenses

For the six-month period from July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$1,027.70	0.73%	$3.72
Service Class	1,000.00	1,024.80	0.98%	4.99
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.47	0.73%	$3.71
Service Class	1,000.00	1,020.21	0.98%	4.98

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

U.S. Growth Series-5

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Security type / sector allocation and top 10 equity holdings

As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	97.34%
Consumer Discretionary	22.69%
Consumer Staples	1.83%
Financial Services[1]	28.42%
Healthcare	16.06%
Technology[1]	28.34%

Short-Term Investments	2.51%

Total Value of Securities	99.85%

Receivables and Other Assets Net of Liabilities	0.15%

Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

[1]

To monitor compliance with the Series’ concentration guidelines as described in the Series’ prospectus and statement of additional information, the Financial Services and Technology sectors (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Financial Services sector consisted of commercial services, diversified financial services, and real estate investment trusts. As of Dec. 31, 2016, such amounts, as a percentage of total net assets, were 5.48%, 16.06%, and 6.88%, respectively. The Technology sector consisted of internet, semiconductors, and software. As of Dec. 31, 2016, such amounts, as a percentage of total net assets, were 13.49%, 3.47%, and 11.38%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services and Technology sectors for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Visa Class A	5.73%
Celgene	5.70%
PayPal Holdings	5.48%
Microsoft	5.40%
Mastercard Class A	4.66%
Crown Castle International	4.51%
Liberty Interactive Corp. QVC Group Class A	4.23%
Allergan	4.18%
eBay	4.17%
Biogen	3.97%

U.S. Growth Series-6

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Schedule of investments

December 31, 2016

	Number of shares	Value (U.S. $)
Common Stock – 97.34% ²
Consumer Discretionary – 22.69%
Dollar General	78,506	$5,814,939
eBay †	510,735	15,163,722
L Brands	155,387	10,230,680
Liberty Global Class A †	56,865	1,739,500
Liberty Global Class C †	218,745	6,496,727
Liberty Interactive Corp. QVC Group Class A †	771,319	15,410,954
Nielsen Holdings	177,290	7,437,315
Quintiles IMS Holdings †	145,286	11,049,000
TripAdvisor †	199,670	9,258,698

		82,601,535

Consumer Staples – 1.83%
Walgreens Boots Alliance	80,324	6,647,614

		6,647,614

Financial Services – 28.42%
Charles Schwab	174,433	6,884,870
Crown Castle International	189,013	16,400,658
Equinix	24,131	8,624,661
Intercontinental Exchange	243,697	13,749,385
Mastercard Class A	164,413	16,975,642
PayPal Holdings †	505,364	19,946,717
Visa Class A	267,344	20,858,179

		103,440,112

Healthcare – 16.06%
Allergan †	72,500	15,225,725
Biogen †	51,011	14,465,699
Celgene †	179,081	20,728,626
DENTSPLY SIRONA	139,152	8,033,245

		58,453,295

Technology – 28.34%
Alphabet Class A †	17,767	14,079,459
Alphabet Class C †	14,100	10,882,662
Electronic Arts †	179,652	14,149,392
Facebook Class A †	122,786	14,126,529
Intuit	66,460	7,616,981
Microsoft	316,574	19,671,908
QUALCOMM	193,453	12,613,136
Symantec	418,831	10,005,873

		103,145,940

Total Common Stock (cost $283,790,558)		354,288,496

	Principal amount°	Value (U.S. $)
Short-Term Investments – 2.51%
Discount Notes – 0.43%≠
Federal Home Loan Bank
0.47% 1/25/17	451,477	$451,375
0.483% 1/30/17	556,464	556,309
0.499% 2/15/17	139,116	139,035
0.501% 2/6/17	417,348	417,155

		1,563,874

Repurchase Agreements – 2.08%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $2,556,578 (collateralized by U.S. government obligations 2.00% 8/15/25; market value $2,607,591)	2,556,462	2,556,462
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $2,982,638 (collateralized by U.S. government obligations 0.00%–4.375% 5/15/18–11/15/44; market value $3,042,191 )	2,982,539	2,982,539
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $2,042,108 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $2,082,841)	2,041,999	2,041,999

		7,581,000

Total Short-Term Investments (cost $9,144,730)		9,144,874

U.S. Growth Series-7

 Delaware VIP® U.S. Growth Series

 Schedule of investments(continued)

Total Value of Securities – 99.85% (cost $292,935,288)	$363,433,370

² Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

≠ The rate shown is the effective yield at the time of purchase.

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

† Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-8

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$354,288,496
Short-term investments, at value[2]	9,144,874
Cash	221,840
Receivable for securities sold	483,764
Receivable for series shares sold	104,945
Foreign tax reclaims receivable	37,096
Dividends and interest receivable	30,573

Total assets	364,311,588

Liabilities:
Payable for series shares redeemed	199
Investment management fees payable to affiliates	200,922
Other accrued expenses	70,880
Distribution fees payable to affiliates	67,210
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,319
Accounting and administration expenses payable to affiliates	1,454
Trustees’ fees and expenses payable	898
Legal fees payable to affiliates	659
Reports and statements to shareholders expense payable to affiliates	321

Total liabilities	344,862

Total Net Assets	$363,966,726

Net Assets Consist of:
Paid-in capital	$290,478,101
Accumulated net realized gain	2,990,543
Net unrealized appreciation of investments	70,498,082

Total Net Assets	$363,966,726

Standard Class:
Net assets	$47,772,438
Shares of beneficial interest outstanding, unlimited authorization, no par	5,363,937
Net asset value per share	$8.91

Service Class:
Net assets	$316,194,288
Shares of beneficial interest outstanding, unlimited authorization, no par	36,407,053
Net asset value per share	$8.68
[1] Investments, at cost	$283,790,558
[2] Short-term investments, at cost	9,144,730

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-9

Delaware VIP® Trust —

Delaware VIP U.S. Growth Series

Statement of operations

Year ended December 31, 2016

Investment Income:
Dividends	$3,634,192
Interest	15,307
Foreign tax withheld	(46,370)

3,603,129

Expenses:
Management fees	2,446,824
Distribution expenses - Service Class	988,517
Accounting and administration expenses	120,730
Reports and statements to shareholders	70,869
Audit and tax fees	33,129
Dividend disbursing and transfer agent fees and expenses	32,115
Legal fees	25,991
Custodian fees	19,902
Trustees’ fees and expenses	18,534
Registration fees	2,937
Other	11,941

3,771,489
Less waived distribution expenses - Service Class	(164,753)
Less expense paid indirectly	(1)

Total operating expenses	3,606,735

Net Investment Loss	(3,606)

Net Realized and Unrealized Gain (Loss):
Net realized gain	5,300,020
Net change in unrealized appreciation (depreciation) of investments	(26,965,270)

Net Realized And Unrealized Loss	(21,665,250)

Net Decrease in Net Assets Resulting from Operations	$(21,668,856)

Delaware VIP Trust —

Delaware VIP U.S. Growth Series

Statements of changes in net assets

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(3,606)	$1,677,533
Net realized gain	5,300,020	110,853,775
Net change in unrealized appreciation (depreciation)	(26,965,270)	(86,840,112)

Net increase (decrease) in net assets resulting from operations	(21,668,856)	25,691,196

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(315,595)	(720,106)
Service Class	(1,361,730)	(1,281,789)

Net realized gain:
Standard Class	(13,642,821)	(9,901,463)
Service Class	(97,717,762)	(29,374,328)

	(113,037,908)	(41,277,686)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	6,951,016	17,136,450
Service Class	11,860,309	20,285,073

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	13,958,416	3,431,786
Service Class	99,079,492	30,656,116

	131,849,233	71,509,425

Cost of shares redeemed:
Standard Class	(6,700,046)	(127,658,252)
Service Class	(38,221,680)	(43,233,826)

	(44,921,726)	(170,892,078)

Increase (decrease) in net assets derived from capital share transactions	86,927,507	(99,382,653)

Net Decrease in Net Assets	(47,779,257)	(114,969,143)

Net Assets:
Beginning of year	411,745,983	526,715,126

End of year	$363,966,726	$411,745,983

Undistributed net investment income	$–	$1,652,553

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-10

 Delaware VIP® Trust – Delaware VIP U.S. Growth Series

 Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$13.310	$13.750	$ 13.140	$ 10.170	$ 8.750

Income (loss) from investment operations:
Net investment income[1]	0.021	0.077	0.075	0.030	0.039
Net realized and unrealized gain (loss)	(0.750)	0.663	1.495	3.395	1.381

Total from investment operations	(0.729)	0.740	1.570	3.425	1.420

Less dividends and distributions from:
Net investment income	(0.083)	(0.080)	(0.030)	(0.038)	—
Net realized gain	(3.588)	(1.100)	(0.930)	(0.417)	—

Total dividends and distributions	(3.671)	(1.180)	(0.960)	(0.455)	—

Net asset value, end of period	$8.910	$13.310	$13.750	$13.140	$10.170

Total return[2]	(5.17% )	5.39%	12.78%	34.75%	16.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,773	$50,055	$160,730	$145,086	$106,069
Ratio of expenses to average net assets	0.74%	0.75%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets	0.22%	0.56%	0.58%	0.27%	0.40%
Portfolio turnover	22%	39%	26%	20%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-11

 Delaware VIP® U.S. Growth Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class Year ended
	12/31/16		12/31/15	12/31/14	12/31/13		12/31/12
Net asset value, beginning of period	$13.070		$13.530	$12.940	$10.030		$8.650

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.003)		0.041	0.042	0.002		0.014
Net realized and unrealized gain (loss)	(0.749)		0.647	1.480	3.339		1.366

Total from investment operations	(0.752)		0.688	1.522	3.341		1.380

Less dividends and distributions from:
Net investment income	(0.050)		(0.048)	(0.002)	(0.014)		—
Net realized gain	(3.588)		(1.100)	(0.930)	(0.417)		—

Total dividends and distributions	(3.638)		(1.148)	(0.932)	(0.431)		—

Net asset value, end of period	$8.680		$13.070	$13.530	$12.940		$10.030

Total return[2]	(5.50%	)	5.08%	12.48%	34.44%		15.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$316,194		$361,691	$365,985	$343,295		$281,973
Ratio of expenses to average net assets	0.99%		1.00%	0.99%	0.99%		0.99%
Ratio of expenses to average net assets prior to fees waived	1.04%		1.05%	1.04%	1.04%		1.04%
Ratio of net investment income (loss) to average net assets	(0.03%	)	0.31%	0.33%	0.02%		0.15%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.08%)		0.26%	0.28%	(0.03%	)	0.10%
Portfolio turnover	22%		39%	26%	20%		35%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-12

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series.

Class Accounting—Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016 and matured on the next business day.

Use of Estimates—The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

U.S. Growth Series-13

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended December 31, 2016.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Series. Effective June 1, 2016, for these services, DMC, not the Series, pays JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion. Prior to June 1, 2016, the Series paid JSP fees on the aggregate average daily net assets of the Series at the following annual rate: 0.325% of the first $500 million; 0.300% of the next $500 million; 0.275% of the next $1.5 billion; and 0.250% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2016, the Series was charged $17,816 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $28,233 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2016 through Dec. 31, 2016* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $13,129 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2016 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Series engaged in securities sales of $1,233,999, which resulted in net realized losses of ($52).

* The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

U.S. Growth Series-14

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$83,423,718
Sales	112,744,510

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$293,924,374	$88,852,702	$(19,343,706)	$69,508,996

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments) (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock	$354,288,496	$—	$354,288,496
Short-Term Investments	—	9,144,874	9,144,874

Total Value of Securities	$354,288,496	$9,144,874	$363,433,370

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2016, there were no Level 3 investments.

U.S. Growth Series-15

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and Dec. 31, 2015 was as follows:

	Year ended 12/31/16	Year ended 12/31/15
Ordinary income	$1,652,553	$2,001,895
Long-term capital gain	111,385,355	39,275,791

	$113,037,908	$41,277,686

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$290,478,101
Undistributed long-term capital gains	3,979,629
Unrealized appreciation on investments	69,508,996

Net assets	$363,966,726

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating loss and redesignation of dividends and distributions. Results of operations and net assets were not affected by these classifications. For the year ended Dec. 31, 2016, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$28,378	$(24,772)	$(3,606)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended	Year ended
	12/31/16	12/31/15
Shares sold:
Standard Class	685,041	1,282,134
Service Class	1,157,900	1,532,091

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,584,383	258,029
Service Class	11,520,871	2,343,740

	14,948,195	5,415,994

Shares redeemed:
Standard Class	(666,128)	(9,465,211)
Service Class	(3,950,305)	(3,254,991)

	(4,616,433)	(12,720,202)

Net increase (decrease)	10,331,762	(7,304,208)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

U.S. Growth Series-16

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

7. Line of Credit (continued)

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amounts outstanding as of Dec. 31, 2016 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2016, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$2,556,462	$(2,556,462)	$—	$(2,556,462)	$—
Bank of Montreal	2,982,539	(2,982,539)	—	$(2,982,539)	—
BNP Paribas	2,041,999	(2,041,999)	—	$(2,041,999)	—

Total	$7,581,000	$(7,581,000)	$—	$(7,581,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2016.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government

U.S. Growth Series-17

 Delaware VIP® U.S. Growth Series

 Notes to financial statements (continued)

9. Securities Lending (continued)

of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

10. Credit and Market Risk

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2016, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series’ financial statements.

U.S. Growth Series-18

 Delaware VIP® Trust — Delaware VIP U.S. Growth Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP U.S. Growth Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

U.S. Growth Series-19

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Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Other Series information (Unaudited)

Board consideration of Delaware VIP U.S. Growth Series investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP U.S. Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. ( together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

U.S. Growth Series-21

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Other Series information (Unaudited)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
98.54%	1.46%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on the Series’ ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

U.S. Growth Series-22

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle[1,3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	62	None
October 1947		Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

U.S. Growth Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	62	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

U.S. Growth Series-24

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPUSG [12/16] BNY 21390 (2/17) (18579)	U.S. Growth Series-25

Delaware VIP® Trust
Delaware VIP Value Series
Annual report
December 31, 2016

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Value Series
Portfolio management review	January 10, 2017

For the fiscal year ended Dec. 31, 2016, Delaware VIP Value Series Standard Class shares returned +14.65% and Service Class shares returned +14.32%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Value Index, returned +17.34%. The Series’ underperformance was driven mostly by sector allocation, but stock selection also had a negative impact.

The U.S. economy continued to grow slowly early in the period before accelerating in the second half. U.S. gross domestic product (GDP) picked up in the third quarter to an average annual rate of 3.5%, up from 0.8% in the first quarter and 1.4% in the second. The U.S. unemployment rate ended the fiscal period at 4.7% in December, after sitting between 4.9% and 5.0% for most of the year. (Source: Bloomberg.)

The U.S. Federal Reserve increased interest rates by 0.25 percentage points in December 2015, and held off from additional rate hikes until December 2016, as economic conditions appeared to have improved.

Throughout the Series’ fiscal year, stock prices were volatile as investors were concerned about the Fed’s pace of rate hikes, fluctuating oil and commodity prices, the United Kingdom’s late-June “Brexit” vote to leave the European Union, and concerns surrounding the U.S. presidential election.

Weak demand and worldwide overproduction drove the price of Brent crude oil down to $27 a barrel in January 2016, causing equity markets, and energy-related stocks in particular, to sell off. The price of oil had climbed above $55 by the end of the period.

The equity market ended the year well into positive territory, benefiting from two rallies. The first, between February and July, enabled equity markets to bounce back from the energy-induced slump early in 2016. The second rally came after the U.S. presidential election. After a very brief selloff when it became evident that Donald Trump would be the nation’s next president, U.S. equities rebounded as investors focused on Trump’s promises to cut corporate taxes, reduce regulation, and increase infrastructure spending.

The “Trump rally” persisted through fiscal year end, propelling the Dow Jones Industrial Average and the S&P 500® Index to record highs. Banks, in particular, benefited from speculation that financial regulations could be eased.

Holdings in the energy sector contributed the most to performance. Oil and gas services provider Halliburton led the sector higher. Halliburton’s shares have done well amid rising oil prices (Brent crude oil was up 52% in 2016) and the company’s ongoing efforts to reduce costs and improve efficiency. Global integrated energy company Chevron was also a strong contributor. It, too, got a boost from the rebound in oil prices. The shares also benefited from moves made by Chevron reduce spending and control costs.

Investments in biopharmaceuticals manufacturer Baxalta and clinical laboratory-services provider Quest Diagnostics helped in the healthcare sector. Baxalta’s shares performed well on news of its acquisition by Ireland-based Shire. We sold the Series’ position in Baxalta when the transaction closed in June, as our process requires us to invest exclusively in U.S. companies. Shares of Quest gained during the year, as investors appeared to become more optimistic about its longer-term prospects.

Some of the Series’ healthcare investments disappointed. Express Scripts Holding, a pharmacy benefits manager (PBM), was in a protracted contract dispute with Anthem, its largest customer. However, we see good long-term potential for Express Scripts. Cardinal Health, a healthcare products distributor, came under pressure as pricing for generic drugs returned to a more normalized deflationary environment. We think revenue and earnings growth potential remains attractive for Cardinal, as does its valuation. A related detractor was CVS Health, which has a retail pharmacy chain and a PBM division. Although CVS was challenged by lower levels of drug price inflation, market share losses, and higher expenses, we believe it appears well positioned for the long term.

Investments in the information technology sector detracted from relative returns largely because of weak performance from Xerox, a provider of document technology and business process outsourcing services. The company experienced revenue declines, execution challenges in its services business, and higher expenses as it was preparing to split into two separate companies at the end of the year.

Throughout the fiscal period, we maintained generally defensive positioning and continued to seek reasonably valued, higher-quality stocks. In our opinion, this approach was well suited to the current environment of sluggish economic growth and investor uncertainty, especially leading up to the U.S. presidential election in November.

Valuations appear high across the market. As it has become more difficult to find undervalued stocks, our investment focus has shifted to stocks that we believe may offer good relative value.

During the fiscal year, we sold three holdings — Baxalta and Johnson Controls International, both of which were acquired by offshore firms, and Xerox, which was preparing to split into two smaller companies by the end of the year. With the proceeds of the Baxalta sale, we established a new position in Abbott Laboratories, a medical-products company with what we viewed as having a strong competitive position and attractive relative valuation.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
Value Series-1

Delaware VIP® Trust — Delaware VIP Value Series	January 10, 2017
Portfolio management review (continued)

Toward the end of the period, we were researching options for a new consumer discretionary position to replace Johnson Controls. We also researched stocks in information technology, a sector that, in our view, had decent relative value, and in real estate, which became the 11th sector in the S&P 500 Index in August.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change.
Value Series-2

Delaware VIP® Trust — Delaware VIP Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Value Series Average annual total returns For periods ended Dec. 31, 2016	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+14.65%	+9.18%	+14.83%	+6.81%	+9.00%

Service Class shares (commenced operations on May 1, 2000)	+14.32%	+8.90%	+14.54%	+6.53%	+7.44%

Russell 1000 Value Index	+17.34%	+8.59%	+14.80%	+5.72%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.96%, while total operating expenses for Standard Class and Service Class shares were 0.71% and 1.01%, respectively. The management fee for Standard Class and Service Class shares was 0.63%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to no more than 0.25% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

Value Series-3

 Delaware VIP Value Series

 Performance summary (continued)

For period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
— Delaware VIP Value Series (Standard Class)	$10,000	$19,316
– – Russell 1000 Value Index	$10,000	$17,444

The graph shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 2006 through Dec. 31, 2016.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 2006 through Dec. 31, 2016. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The S&P 500 Index, mentioned on page 1 and 2, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Value Series-4

Delaware VIP® Trust — Delaware VIP Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Series return†
Standard Class	$1,000.00	$1,035.80	0.69%	$3.53
Service Class	1,000.00	1,034.10	0.94%	4.81
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.67	0.69%	$3.51
Service Class	1,000.00	1,020.41	0.94%	4.77

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Value Series-5

Delaware VIP® Trust — Delaware VIP Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage of
Security type / sector	net assets
Common Stock	95.89%
Consumer Discretionary	3.05%
Consumer Staples	12.12%
Energy	13.93%
Financials	12.12%
Healthcare	21.05%
Industrials	9.29%
Information Technology	9.20%
Materials	3.11%
Real Estate	2.97%
Telecommunications	6.00%
Utilities	3.05%
Short-Term Investments	3.18%
Total Value of Securities	99.07%
Receivables and Other Assets Net of Liabilities	0.93%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Chevron	3.39%
Intel	3.25%
Northrop Grumman	3.20%
Allstate	3.15%
Archer-Daniels-Midland	3.12%
EI du Pont de Nemours & Co.	3.11%
Raytheon	3.08%
AT&T	3.07%
Lowe’s	3.05%
Edison International	3.05%

Value Series-6

Delaware VIP® Trust — Delaware VIP Value Series

Schedule of investments

December 31, 2016

	Number of shares	Value (U.S. $)
Common Stock – 95.89%
Consumer Discretionary – 3.05%
Lowe’s	345,400	$24,564,848

		24,564,848

Consumer Staples – 12.12%
Archer-Daniels-Midland	550,200	25,116,630
CVS Health	306,600	24,193,806
Kraft Heinz	275,833	24,085,738
Mondelez International	545,200	24,168,716

		97,564,890

Energy – 13.93%
Chevron	232,000	27,306,400
ConocoPhillips	477,300	23,931,822
Halliburton	446,300	24,140,367
Marathon Oil	802,500	13,891,275
Occidental Petroleum	320,800	22,850,584

		112,120,448

Financials – 12.12%
Allstate	342,400	25,378,688
Bank of New York Mellon	508,600	24,097,468
BB&T	513,400	24,140,068
Marsh & McLennan	355,000	23,994,450

		97,610,674

Healthcare – 21.05%
Abbott Laboratories	634,100	24,355,780
Cardinal Health	334,000	24,037,980
Express Scripts Holding †	348,650	23,983,634
Johnson & Johnson	210,500	24,251,705
Merck & Co.	412,500	24,283,875
Pfizer	749,141	24,332,100
Quest Diagnostics	264,100	24,270,790

		169,515,864

Industrials – 9.29%
Northrop Grumman	110,700	25,746,606
Raytheon	174,600	24,793,200
Waste Management	341,500	24,215,765

		74,755,571

Information Technology – 9.20%
CA	758,016	24,082,168
Cisco Systems	789,500	23,858,690
Intel	721,000	26,150,670

		74,091,528

	Number of shares	Value (U.S. $)
Common Stock (continued)
Materials – 3.11%
EI du Pont de Nemours & Co.	341,300	$25,051,420

		25,051,420

Real Estate – 2.97%
Equity Residential	371,326	23,898,541

		23,898,541

Telecommunications – 6.00%
AT&T	580,624	24,693,939
Verizon Communications	442,000	23,593,960

		48,287,899

Utilities – 3.05%
Edison International	340,600	24,519,794

		24,519,794

Total Common Stock (cost $485,200,908)		771,981,477

	Principal amount°
Short-Term Investments – 3.18%
Discount Notes – 2.31% ≠
Federal Home Loan Bank
0.379% 2/3/17	2,352,075	2,351,082
0.483% 1/30/17	8,144,370	8,142,106
0.499% 2/15/17	2,036,092	2,034,901
0.501% 2/6/17	6,108,277	6,105,449

		18,633,538

Repurchase Agreements – 0.87%
Bank of America Merrill Lynch 0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $2,353,563 (collateralized by U.S. government obligations 2.00% 8/15/25;market value $2,400,525)	2,353,456	2,353,456
Bank of Montreal 0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $2,745,790 (collateralized by U.S. government obligations 0.00%-4.375% 5/15/18-11/15/44; market value $2,800,613)	2,745,698	2,745,698

Value Series-7

 Delaware VIP® Value Series

 Schedule of investments (continued)

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $1,879,946 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $1,917,444)	1,879,846	$1,879,846

		6,979,000

Total Short-Term Investments (cost $25,611,249)		25,612,538

Total Value of Securities – 99.07% (cost $510,812,157)	$797,594,015

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Value Series-8

Delaware VIP® Trust — Delaware VIP Value Series
Statement of assets and liabilities	December 31, 2016

Assets:
Investments, at value[1]	$771,981,477
Short-term investments, at value[2]	25,612,538
Cash	999
Receivable for securities sold	29,477,689
Dividends and interest receivable	1,354,856
Receivable for series shares sold	826

Total assets	828,428,385

Liabilities:
Payable for securities purchased	21,323,009
Payable for series shares redeemed	1,370,379
Dividend disbursing and transfer agent fees and expenses payable to affiliates	5,126
Accounting and administration expenses payable to affiliates	3,214
Investment management fees payable to affiliates	431,216
Other accrued expenses	93,499
Distribution fees payable to affiliates	77,497
Trustees’ fees and expenses payable	1,968
Legal fees payable to affiliates	1,442
Reports and statements to shareholders expenses payable to affiliates	712

Total liabilities	23,308,062

Total Net Assets	$805,120,323

Net Assets Consist of:
Paid-in capital	$479,903,682
Undistributed net investment income	13,020,545
Accumulated net realized gain on investments	25,414,238
Net unrealized appreciation of investments	286,781,858

Total Net Assets	$805,120,323

Net Asset Value:
Standard Class:
Net assets	$439,264,866
Shares of beneficial interest outstanding, unlimited authorization, no par	15,018,957
Net asset value per share	$29.25

Service Class:
Net assets	$365,855,457
Shares of beneficial interest outstanding, unlimited authorization, no par	12,548,890
Net asset value per share	$29.15

[1] Investments, at cost	$485,200,908
[2] Short-term investments, at cost	25,611,249

See accompanying notes, which are an integral part of the financial statements.

Value Series-9

Delaware VIP® Trust —

Delaware VIP Value Series

Statement of operations

Year ended December 31, 2016

Investment Income:
Dividends	$19,029,575
Interest	62,526

19,092,101

Expenses:
Management fees	4,702,048
Distribution expenses – Service Class	996,788
Accounting and administration expenses	237,639
Dividend disbursing and transfer agent fees and expenses	63,204
Reports and statements to shareholders expenses	57,739
Legal fees	44,658
Trustees’ fees and expenses	35,998
Audit and tax fees	33,112
Custodian fees	28,328
Registration fees	3,018
Other	20,659

6,223,191
Less waived distribution expenses – Service Class	(166,131)
Less expense paid indirectly	(1)

Total operating expenses	6,057,059

Net Investment Income	13,035,042

Net Realized and Unrealized Gain:
Net realized gain on investments	28,752,645
Net change in unrealized appreciation (depreciation) of investments	59,053,056

Net Realized and Unrealized Gain	87,805,701

Net Increase in Net Assets Resulting from Operations	$100,840,743

Delaware VIP Trust —

Delaware VIP Value Series

Statements of changes in net assets

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,035,042	$13,579,859
Net realized gain	28,752,645	77,813,693
Net change in unrealized appreciation (depreciation)	59,053,056	(94,550,115)

Net increase (decrease) in net assets resulting from operations	100,840,743	(3,156,563)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(7,928,234)	(8,223,700)
Service Class	(5,649,583)	(4,842,691)

Net realized gain:
Standard Class	(36,394,752)	—
Service Class	(29,532,407)	—

	(79,504,976)	(13,066,391)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	24,409,045	28,402,258
Service Class	49,349,702	26,622,421

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	44,322,986	6,824,315
Service Class	35,181,990	4,842,691

	153,263,723	66,691,685

Cost of shares redeemed:
Standard Class	(30,744,407)	(159,537,651)
Service Class	(32,874,550)	(50,559,612)

	(63,618,957)	(210,097,263)

Increase (decrease) in net assets derived from capital share transactions	89,644,766	(143,405,578)

Net Increase (Decrease) in Net Assets:	110,980,533	(159,628,532)

Net Assets:
Beginning of year	694,139,790	853,768,322

End of year	$805,120,323	$694,139,790

Undistributed net investment income	$13,020,545	$13,563,320

See accompanying notes, which are an integral part of the financial statements.

Value Series-10

Delaware VIP® Trust — Delaware VIP Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$28.640	$29.240	$26.090	$19.880	$17.730

Income (loss) from investment operations:
Net investment income[1]	0.524	0.546	0.478	0.451	0.418
Net realized and unrealized gain (loss)	3.390	(0.646)	3.126	6.170	2.163

Total from investment operations	3.914	(0.100)	3.604	6.621	2.581

Less dividends and distributions from:
Net investment income	(0.591)	(0.500)	(0.454)	(0.411)	(0.431)
Net realized gain	(2.713)	—	—	—	—

Total dividends and distributions	(3.304)	(0.500)	(0.454)	(0.411)	(0.431)

Net asset value, end of period	$29.250	$28.640	$29.240	$26.090	$19.880

Total return[2]	14.65%	(0.41% )	14.00%	33.69%	14.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$439,265	$389,570	$523,240	$473,403	$350,444
Ratio of expenses to average net assets	0.70%	0.71%	0.71%	0.71%	0.73%
Ratio of net investment income to average net assets	1.87%	1.88%	1.74%	1.94%	2.21%
Portfolio turnover	17%	17%	12%	14%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-11

 Delaware VIP® Value Series

 Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class
	Year ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Net asset value, beginning of period	$28.560	$29.160	$26.030	$19.840	$17.700

Income (loss) from investment operations:
Net investment income[1]	0.453	0.472	0.409	0.393	0.370
Net realized and unrealized gain (loss)	3.369	(0.640)	3.117	6.161	2.158

Total from investment operations	3.822	(0.168)	3.526	6.554	2.528

Less dividends and distributions from:
Net investment income	(0.519)	(0.432)	(0.396)	(0.364)	(0.388)
Net realized gain	(2.713)	—	—	—	—

Total dividends and distributions	(3.232)	(0.432)	(0.396)	(0.364)	(0.388)

Net asset value, end of period	$29.150	$28.560	$29.160	$26.030	$19.840

Total return[2]	14.32%	(0.64% )	13.70%	33.37%	14.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$365,855	$304,570	$330,528	$285,695	$210,804
Ratio of expenses to average net assets	0.95%	0.96%	0.96%	0.96%	0.98%
Ratio of expenses to average net assets prior to fees waived	1.00%	1.01%	1.01%	1.01%	1.03%
Ratio of net investment income to average net assets	1.62%	1.63%	1.49%	1.69%	1.96%
Ratio of net investment income to average net assets prior to fees waived	1.57%	1.58%	1.44%	1.64%	1.91%
Portfolio turnover	17%	17%	12%	14%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-12

Delaware VIP® Trust — Delaware VIP Value Series

Notes to financial statements

December 31, 2016

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016, and matured on the next business day.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares and pays distributions from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2016.

Value Series-13

 Delaware VIP® Value Series

 Notes to financial statements (continued)

 1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Dec. 31, 2016, the Series was charged $35,104 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Series was charged $55,651 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2016 to Dec. 31, 2016*, in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2016, the Series was charged $16,809 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2016 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Series engaged in securities sales of $7,733,545, which resulted in net realized losses of $(783).

*The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

3. Investments

For the year ended Dec. 31, 2016, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$125,638,198
Sales	127,455,509

At Dec. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Value Series-14

 Delaware VIP® Value Series

 Notes to financial statements (continued)

3. Investments (continued)

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$513,299,137	$304,154,128	$(19,859,250)	$284,294,878

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock	$771,981,477	$—	$771,981,477
Short-Term Investments	—	25,612,538	25,612,538

Total Value of Securities	$771,981,477	$25,612,538	$797,594,015

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 was as follows:

	Year ended
	12/31/16	12/31/15
Ordinary income	$13,577,817	$13,066,391
Long-term capital gain	65,927,159	—

Total	$79,504,976	$13,066,391

Value Series-15

 Delaware VIP® Value Series

 Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$479,903,682
Undistributed ordinary income	19,279,596
Undistributed long-term capital gains	21,642,167
Unrealized appreciation on investments	284,294,878

Net assets	$805,120,323

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/16	12/31/15
Shares sold:
Standard Class	871,243	977,560
Service Class	1,755,795	918,920
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,644,028	228,391
Service Class	1,306,909	162,288

	5,577,975	2,287,159

Shares redeemed:
Standard Class	(1,098,047)	(5,498,915)
Service Class	(1,178,740)	(1,749,877)

	(2,276,787)	(7,248,792)

Net increase (decrease)	3,301,188	(4,961,633)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Series had no amounts outstanding as of Dec. 31, 2016 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset

Value Series-16

 Delaware VIP® Value Series

 Notes to financial statements (continued)

8. Offsetting (continued)

with the counterparty certain derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2016, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$2,353,456	$(2,353,456)	$—	$(2,353,456)	$—
Bank of Montreal	2,745,698	(2,745,698)	—	(2,745,698)	—
BNP Paribas	1,879,846	(1,879,846)	—	(1,879,846)	—
Total	$6,979,000	$(6,979,000)	$—	$(6,979,000)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2016.

(b) Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Series had no securities out on loan.

Value Series-17

 Delaware VIP® Value Series

 Notes to financial statements (continued)

10. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2016, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Series financial statements.

Value Series-18

 Delaware VIP® Trust — Delaware VIP Value Series

 Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP Trust and Shareholders of Delaware VIP Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Value Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

Value Series-19

 Delaware VIP® Trust — Delaware VIP Value Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Value Series investment management agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with DelawareManagement Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice fromand met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2016. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also comparedwith those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Value Series-20

 Delaware VIP® Trust — Delaware VIP Value Series

 Other Series information (Unaudited)

Board consideration of Delaware VIP Value Series investment management agreement (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
82.92%	17.08%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Series total distributions.
(C)	is based on a percentage of the Series ordinary income distributions.
[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series-21

 Delaware Investments® Family of Funds

  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	62	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	62	Director, Audit Committee and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	62	None

Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa	Trustee	Since	Chief Executive Officer —	62	Trust Manager and
2005 Market Street		September 2011	Banco Itaú		Audit Committee
Philadelphia, PA 19103			International		Member — Camden
			(April 2012–December 2016)		Property Trust
January 1956
			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	62	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	62	Director, Personnel and Compensation Committee Chair, and Audit Committee Member — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Delaware Investments.	62	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	62	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Delaware Investments.	62	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Value Series-23

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com/proxy; and (ii) on the Commission’s website at sec.gov.

AR-VIPV [12/16] BNY 213961 (2/17) (18579)	Value Series-24

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware VIP Trust (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Funds have not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Funds’ financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Funds for certain time periods, the Funds’ filings with the SEC that contain the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Funds.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation, and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $327,640 for the fiscal year ended December 31, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $315,245 for the fiscal year ended December 31, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $49,767 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $56,384 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2015.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,665,000 and $11,111,212 for the registrant’s fiscal years ended December 31, 2016 and December 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 3, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 3, 2017